UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-08614

Brandes Investment Trust

(Exact name of registrant as specified in charter)

11988 El Camino Real, Suite 600

San Diego, CA 92130

(Address of principal executive offices) (Zip code)

Lea Anne Copenhefer

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

(Name and address of agent for service)

(800) 331-2979

Registrant’s telephone number, including area code

Date of fiscal year end: September 30, 2020

Date of reporting period: September 30, 2020

Item 1. Reports to Stockholders.

(a)	The following is a copy of the reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1):

(b)	Not applicable.

ANNUAL REPORT
REPORT

INTERNATIONAL EQUITY FUND
GLOBAL EQUITY FUND
EMERGING MARKETS VALUE FUND
INTERNATIONAL SMALL CAP EQUITY FUND
SMALL CAP VALUE FUND
CORE PLUS FIXED INCOME FUND
For the year ended September 30, 2020
Beginning in January 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (http://www.brandesfunds.com/literature.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-800-395-3807, sending an e-mail request to info@brandesfunds.com, or by enrolling at http://www.brandesfunds.com/literature.html.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-800-395-3807 or send an email request to info@brandesfunds.com to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account with that intermediary if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Funds.

Dear Shareholders,
Considering environmental, social, and governance (ESG) issues is certainly a topic du jour with record flows into dedicated strategies. At Brandes, as a fundamental manager, we have always sought to consider all issues that impact a company’s valuation, including ESG elements. We did this before ESG became a widely recognized acronym and continue to do so today. The core of our investment approach has not changed as a result of ESG becoming popular. But that does not mean we don’t take ESG issues very seriously and continue to evolve to promote more sustainable investment practices.
The growing trend in ESG investing points to a desire by many investors to make a difference with their investments— environmental considerations, improved social conditions and greater opportunities for everyone through diversity and inclusion. These desires are laudable and demand asset managers dig deep and really understand the underlying issues that drive business valuations. This is why Brandes believes that a fundamental investing approach is the best way to sort through ESG issues. We think an exclusionary or “box-checking” approach is far too simplistic and diminishes the sincere objectives of the average ESG conscious investor.
As the global ESG “industry” grows, evidenced by the staggering inflows of $71 billion in the second quarter of 20201, there is an understandable rush to categorize, quantify, rank and measure portfolios on their ESG characteristics. In less than a decade, sustainable funds went from being a non-existent Morningstar category to one where flows in 2019 were 4x the previous record for a calendar year. And to date in 2020, ESG fund flows have already nearly matched last year’s record.2 As is often the case, these rankings can be a blunt implement and belie the ESG analysis that an investment manager might be doing in the background. Therefore, there is a danger that these rankings become more of a marketing gimmick driven by box checking—arguably the antithesis of what an ESG conscious investor is trying to achieve.
For example, Prof. Samuel Hartzmark of the University of Chicago, noted that Morningstar’s introduction of “sustainability ratings” for more than 20,000 mutual funds in March of 2016 pointed to significant discrepancies in subsequent flows. “The worst 10% of funds were rated one globe (low sustainability) while the best 10% were rated five globes (high sustainability),” Hartzmark wrote. “Over the 11 months after the sustainability ratings were published, we estimate between 12 and 15 billion dollars in assets left one globe funds and between 24 and 32 billion dollars in assets entered five globe funds as a result of their globe rating.”3

[1]	Emily Chasan, Long-Term Investors Now Hold Sway Over ESG. Bloomberg.com, UBS, August 13, 2020

[2]	Jon Hale, Ph.D, CFA. Sustainable Funds Continue to Rake in Assets During the Second Quarter. Morningstar. July 30, 2022 Memo to Oaktree Clients, Howard Marks, Oaktree Capital Management, June 12, 2019.

3 Hartzmark, Samuel M. and Sussman, Abigail B., Do Investors Value Sustainability? A Natural Experiment Examining Ranking and Fund Flows (March 25, 2019). European Corporate Governance Institute (ECGI) - Finance Working Paper No. 565/2018, Available at SSRN: https://ssrn.com/abstract=3016092 or http://dx.doi.org/10.2139/ssrn.3016092

Beyond a label to attract capital, we believe businesses who take ESG issues seriously will, over time, have a higher likelihood of performing better than businesses who don’t. If a company and its management take, for example, governance seriously, it would likely run a more efficient business, treat investor capital prudently, have a qualified and diverse board and be a good steward of the business on behalf of its shareholders. All of this is very positive, but may obscure the difference between a “good business” and a “good investment.”
The growth of the ESG industry and passive investing has contributed, in our opinion, to many ESG darlings being potentially overpriced. Bernstein reported “…there is evidence that in Europe, where the most capital has so far flowed into ESG investing, there is already a spread of valuations between companies that score highly vs. those that score poorly on popular ESG metrics.”4 Today, we see big price discrepancies in companies or industries that are [ESG] darlings vs. those in the [ESG] penalty box. Looking at the gap between those players—arguably, there should be a gap, but should it be as great as it is in some places?
Investing in these ESG darlings may check the box when it comes to investing in “good” ESG businesses. However, in our view, all investors—including those focused on ESG— should consider the price being paid and should try to avoid overpaying for a business. Many businesses that are highly rated when it comes to ESG are currently at or above what we estimate as their full value.
A research-intensive, fundamental investment approach can help navigate the intersection of ESG considerations and valuations. For example, with a focus on price and value, we believe some of the best investments, both from a return potential and ESG stewardship perspective, could be in lower-rated ESG businesses since an increase in share price could potentially be driven by improvements in its ESG practices. And as an active manager who is engaging with companies, that’s exactly how we can add value versus simply buying the highest ESG-rated companies and largely ignoring others. This company-specific focus along with responsible active ownership allows us to encourage the business to improve its ESG efforts—helping to achieve the objectives of the ESG conscious investor while keeping the price/value equation in sharp focus.
Despite the amount of money that has flowed into funds containing the ESG moniker, we do not believe that ESG analysis should be considered a stand-alone investment style, strategy, or asset class. Rather, from the perspective of a long-term investor, it should be thought of as a fundamental component of owning and operating a business. We encourage you to consider ESG from this perspective and also encourage you to review our Responsible Investment Statement to further understand how we incorporate ESG issues into our fundamental investment process.
Thank you,
Brandes Investment Partners

4 Fraser-Jenkins, Inigo; Sarah McCarthy, CFA; Alla Harmsworth; and Mark Diver. “Fund Management Strategy: The case for and against ESG.” Bernstein. February 28, 2020

Dividend Yield: Dividends per share divided by price per share.
EV/Sales: Enterprise value divided by sales.
Forward Price/Earnings: Price per share divided by earnings per share expected over the next 12 months or next fiscal year.
Price/Book: Price per share divided by book value per share.
Price/Cash Flow: Price per share divided by cash flow per share.
Price/Earnings: Price per share divided by earnings per share.
The MSCI ACWI with net dividends captures large and mid cap representation of developed and emerging markets.
The MSCI ACWI ESG Leaders Index is a capitalization weighted index that provides exposure to companies with high Environmental, Social and Governance (ESG) performance relative to their sector peers.
MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.
This material is intended for informational purposes only. The information provided should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed herein are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. The Brandes investment approach tends to result in portfolios that are materially different than their benchmarks with regard to characteristics such as risk, volatility, diversification, and concentration. Market conditions may impact performance. International and emerging markets investing is subject to certain risks such as currency fluctuation and social and political changes, differences in financial reporting standards and less stringent regulation of securities markets which may result in greater share price volatility.
The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice. Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Brandes International Equity Fund
Dear Fellow Investor,
The net asset value of the Brandes International Equity Fund (Class I Shares) declined 13.13% in the year ended September 30, 2020. During the same period, the MSCI EAFE Index gained 0.49%, while the MSCI EAFE Value Index fell 11.93%.
The last year has been a difficult environment for value investors, both during the COVID-19 market correction and so far in the recovery, which is unusual as value stocks tend to lead in most recoveries. This being said, we are optimistic that value stocks are poised for a potential rebound given their current valuation levels and earnings growth potential.
Within MSCI EAFE Index for the period, we saw a wide dispersion in sector returns: information technology was up over 20%, while financials and energy, both value-oriented sectors, were down over 15% each.
For the Fund, an overweight to the United Kingdom, which was among the worst-performing markets within MSCI EAFE Index (down over 15%), hurt relative returns. Meanwhile, Japan was one of the better-performing markets within the index (up over 5%) and our underweight to the country, as well as the overall performance of our holdings there, weighed on the portfolio. Additionally, our allocation to emerging markets companies detracted from returns.
From an industry perspective, holdings in Aerospace & Defense, Oil Gas and Consumable Fuels, Media, and Equity Real Estate Investment Trusts (REITs) detracted from returns. Companies that detracted most from performance included Fibra Uno Administracion SA de CV (Mexico - Equity Real Estate Investment Trusts (REITs)), BP p.l.c. (United Kingdom - Oil Gas & Consumable Fuels) and Repsol SA (Spain - Oil Gas & Consumable Fuels).
Positive performance contributions came from the Fund’s investments in Taiwan, Canada and Ireland. From an industry perspective, Fund holdings in the Specialty Retail, Pharmaceuticals and Technology Hardware Storage & Peripherals industries were contributors to performance. Three of the largest individual contributors to performance were Kingfisher Plc (United Kingdom - Specialty Retail), Mitsubishi Tanabe Pharma Corporation (Japan - Pharmaceuticals) and Asustek Computer Inc. (Taiwan - Technology Hardware Storage & Peripherals).
During the third quarter ending September 30, the investment committee initiated positions in two consumer staples firms, namely France-based Danone and Mexican Fomento Economicao Mexicano SA (Femsa). Both companies have seen their shares negatively impacted by the coronavirus pandemic, but we believe they represent appealing long-term value potential.
Based in France, Danone is a global leader in the markets for branded dairy products, bottled water and baby nutrition. Although the company derives the majority of its revenue from dairy and plant-based yogurt and drinks, its profit comes mainly from the higher-margin specialized nutrition products (e.g., infant formula and food). The stock has underperformed the overall MSCI EAFE Index in the last decade, which was exacerbated by its over 30% decline over the past year. Danone now trades among the highest discounts ever relative to its European peers, while offering a near 4% dividend

Brandes International Equity Fund
yield (as of September 30). Although the company has seen slowing growth in its dairy and plant-based yogurt and drinks segment, we believe the defensive nature of the business offers an attractive risk/reward at its current valuation levels.
Similar to Danone, the holding company Femsa is a defensive business with a strong balance sheet and currently trades at multi-year valuation lows. A significant portion of Femsa’s value stems from Femsa Comercio, which owns Oxxo, the largest convenience store chain in the Americas. Other assets of Femsa’s include Coca-Cola Femsa, the largest Coca Cola bottler in the world, and a stake in Heineken. Femsa normally invests in businesses for the long term and focuses on consumer staples distributors. While typically viewed as defensive, Femsa’s stock has tumbled over the last year following several acquisitions in 2019 and a double-digit same-store sales decline in its Oxxo division this year due to the pandemic. Nonetheless, longer term, we believe Femsa has the ability to strengthen the profitability of its new and existing businesses, which may in turn improve market sentiment and the company’s credit rating. With the stock trading at its lowest EV/EBITDA multiple in a decade, we believe the current environment has provided an attractive entry point for an investment in Femsa.
Other activities in the third quarter included the full sells of Dutch NXP Semiconductor and France-based Schneider Electric, which reached our estimates of their intrinsic values after their strong rebound.
We initially purchased Schneider Electric in 2015 as many investors were concerned about slowing growth in emerging markets. We believed the market underappreciated Schneider’s potential and its diversified exposure to the growing industrial automation market. Over our holding period, the company has executed well and the share price nearly doubled as the market began to appreciate the attractive economics of the business, leading to an improved valuation and our decision to exit the position.
The Brandes International Equity Fund continues to exhibit more attractive valuations, in our view, than the MSCI EAFE Index, with lower price-to-earnings, price-to-book and price-to-cash flow, as well as higher dividend yield at quarter end. Additionally, many of our holdings share what we consider appealing attributes, namely solid balance sheets, compelling growth prospects and strong free cash flow.
Through our recent purchases, we increased our exposure to cyclical companies and also added what we view as attractively priced consumer staples businesses to the portfolio. Our allocation to the consumer staples sector increased from 9% at the beginning of the year to approximately 16% as of September 30.
The Fund’s largest overweight positions were in emerging markets, France and the United Kingdom. From a sector/industry standpoint, we maintained overweights in oil, gas & consumable fuels, food retailing and communication services. Meanwhile, we remained underweight Germany, Japan and Australia, as well as the technology and industrials sectors. We believe these differences between the Fund and the index continue to make our portfolio an attractive complement/diversifier to many investors with passive exposure or those with growth-oriented holdings.
We remain excited about the potential of the Brandes International Equity Fund and appreciate the trust you have placed in us.

Brandes International Equity Fund
Sincerely yours,
The Brandes International Large-Cap Investment Committee
Brandes Investment Trust
EV/EBITDA: Enterprise value divided by earnings before interest, taxes, depreciation and amortization.
Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Value stocks typically are less volatile than growth stocks; however, issues of value stocks typically have a lower expected growth rate in earnings and sales than issues of growth stocks.
Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.
The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.
Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.
Must be preceded or accompanied by a prospectus.
Index Guide
The MSCI EAFE Index with net dividends captures large and mid cap representation of developed market countries excluding the U.S. and Canada.
MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.
One cannot invest directly in an index.
The Brandes International Equity Fund is distributed by ALPS Distributors, Inc.

Brandes International Equity Fund
The following chart compares the value of a hypothetical $100,000 investment in the Brandes International Equity Fund – Class I from September 30, 2010 to September 30, 2020 with the value of such an investment in the MSCI EAFE (Europe, Australasia and Far East) Index for the same period.
Value of $100,000 Investment vs MSCI
EAFE (Europe, Australasia and Far East) Index (Unaudited)
	Average Annual Total Return Periods Ended September 30, 2020
	One Year	Five Years	Ten Years	Since Inception(1)
Brandes International Equity Fund
Class A*	-13.42%	0.81%	2.09%	6.15%
Class A *(with maximum sales charge)	-18.41%	-0.38%	1.49%	5.89%
Class C*	-14.06%	0.06%	1.30%	5.35%
Class C *(with maximum sales charge)	-14.90%	0.06%	1.30%	5.35%
Class I	-13.13%	1.04%	2.28%	6.39%
Class R6*	-13.08%	1.18%	2.37%	6.46%
MSCI EAFE (Europe, Australasia and Far East) Index	0.49%	5.26%	4.62%	4.42%

(1)	The inception date is January 2, 1997.
*	Performance shown prior to January 31, 2011 for Class A shares reflects the performance of Class I shares adjusted to reflect Class A expenses. Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses. Performance shown prior to February 1, 2016 for Class R6 shares reflects the performance of Class I shares adjusted to reflect Class R6 expenses.
Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than

Brandes International Equity Fund
their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.
Sector Allocation as a Percentage of Total Investments as of
September 30, 2020 (Unaudited)
The sector classifications represented in the graph above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Global Equity Fund
Dear Fellow Investor,
The net asset value of the Brandes Global Equity Fund (Class I Shares) decreased 9.18% in the twelve months ended September 30, 2020. During the same period, the MSCI World Index rose 10.41%, while the MSCI World Value Index declined 8.35%.
Over the last year, the most significant detractor has been the poor performance of value stocks. To be sure, value style indices have performed poorly across both geographic and market cap spectrums, as noted with the MSCI World Value Index decline of 8.35%.
From a country perspective, the most significant detractor has been the United States—both in terms of the Fund’s holdings and underweight position. Thus, the detraction has been driven largely by value’s underperformance: our holdings in the United States are mostly financials and health care companies, which are down, while U.S.-based holdings in the index have risen over 10%, primarily driven by large technology holdings.
Outside the U.S., the Fund’s largest country detractors were holdings in emerging markets (Brazil and Mexico in particular) and the U.K. Although our holdings in the U.K. have performed slightly better than the U.K. portion of the MSCI World Index, our significant overweight has been a detractor because the U.K. market has been among the worst-performing markets in 2020.
From a sector viewpoint, our underweight to technology and overweight to financials were two of the largest drivers of relative underperformance. Additionally, companies in the Oil Gas & Consumable Fuels, Aerospace & Defense and Equity Real Estate Investment Trusts (REITs) industries detracted from returns. Three of the largest detractors in the period were Fibra Uno Administracion SA de CV (Mexico - Equity Real Estate Investment Trusts (REITs)), Wells Fargo & Company (United States - Banks) and Citigroup Inc. (United States - Banks).
Positive performance from a country perspective was driven by Fund holdings in South Korea, Japan, and select companies in the United States. From an industry perspective, the Air Freight & Logistics, Wireless Telecommunication Services and Specialty Retail industries were contributors to performance. Three of the largest individual positive contributors to performance were FedEx Corporation (United States - Air Freight & Logistics), SoftBank Group Corp. (Japan - Wireless Telecommunication Services) and Kingfisher Plc (United Kingdom - Specialty Retail).
After increased portfolio activity earlier in the year amid market volatility, our activity was fairly light in the most recent quarter ending September 30, 2020: our most significant move in third quarter was to divest our longtime stake in Microsoft.
Microsoft has been a great example of a long-term holding, the benefits of patience and ignoring conventional market narratives. We first bought Microsoft almost 15 years ago while its stock price languished following the hangover from the 1995-2001 tech bubble and then from poor consumer reception to its Vista operating system. While we pared and added a few times over the five years following our initial purchase, we significantly increased our position in 2011, making Microsoft our largest holding.
However, the market fretted about the company’s poor positioning in many consumer-facing businesses, especially in mobile because Apple had begun to

Brandes Global Equity Fund
dominate the mobile computing market with its iPhone. Microsoft was also perceived by the market as old and boring due to its focus on traditional enterprise computing and its stock hadn’t really gone anywhere for a decade-plus.
During our holding period and particularly the last couple of years, Microsoft’s valuation finally began to climb; market sentiment improved as it executed well on its cloud business, so we began to pare our position as the large margin of safety evident in the share price declined. This year, as the business continued to function well amid the pandemic, its valuation increased significantly and when the stock reached our estimate of its intrinsic value, we sold our position. Throughout our holding period, the company performed well and its free cash flow generation roughly doubled. Microsoft now trades closer to 40x enterprise value to free cash flow—this is a staggering increase for a company of its size and compared to its 8x multiple when we made Microsoft our largest holding in 2011.
As of September 30, the Fund’s allocations to emerging markets, France and the United Kingdom represented the largest overweight positions versus the benchmark, while the United States and Japan remained our largest underweights. Our portfolio is not tilted toward any certain economic outcome (i.e., quicker economic growth or a slower return to growth), but we believe it is well positioned for a potential value resurgence. The Brandes Global Equity Fund exhibits more appealing valuations, in our view, than the MSCI World Index; our companies also feature what we consider strong balance sheets, compelling growth prospects and strong free cash flow.
From an industry/sector perspective, the Fund’s key holdings were in financials, health care, energy, and food and staples retailing. The Fund maintained significantly lower allocations than the benchmark in technology companies. Taking advantage of market volatility earlier in the year, we added to our investments in industrials and materials, bringing our weights closer to the benchmark. We believe the differences between our portfolio and the broader market continue to make our portfolio an attractive complement to more index-like or growth-oriented alternatives.
Our financial holdings have experienced near-term headwinds from the economic downturn, low/zero interest rates and a conservative regulatory environment; however, we feel they offer an attractive mid-term return potential. Many bank stocks are trading near their great financial crisis (2008-09) lows; yet our analysis shows their balance sheets and lending profiles are meaningfully stronger than they were then. They also have the potential for noteworthy earnings growth when emerging from the pandemic-inspired recession as accounting rules largely dictated the front-end loading of loan loss provisioning: if growth improves and losses abate, they should see improving earnings growth. Several recent sell-side forecasts had financials leading earnings growth over the next year. We believe the potential for earnings recoveries in other value stocks, coupled with record-setting valuation discounts, bode well for the future return prospects of the Fund.
Based on the absolute valuation levels and the relative attractiveness compared to most of the market, we remain excited about the potential of this portfolio and appreciate the trust you have placed in us.
Sincerely yours,
The Brandes Global Large-Cap Investment Committee
Brandes Investment Trust

Brandes Global Equity Fund
Enterprise Value: Market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents.
Free Cash Flow: Total cash flow from operations less capital expenditures.
Enterprise Value/Free Cash Flow: Enterprise value per share divided by free cash flow per share.
The margin of safety for any security is defined as the discount of its market price to what the firm believes is the intrinsic value of that security.
Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Value stocks typically are less volatile than growth stocks; however, issues of value stocks typically have a lower expected growth rate in earnings and sales than issues of growth stocks.
Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.
The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.
Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.
Must be preceded or accompanied by a prospectus.
Index Guide
The MSCI World Index with net dividends captures large and mid cap representation of developed markets.
MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.
One cannot invest directly in an index.
The Brandes Global Equity Fund is distributed by ALPS Distributors, Inc.

Brandes Global Equity Fund
The following chart compares the value of a hypothetical $100,000 investment in the Brandes Global Equity Fund – Class I from September 30, 2010 to September 30, 2020 with the value of such an investment in the MSCI World Index for the same period.
Value of $100,000 Investment vs MSCI
World Index (Unaudited)
	Average Annual Total Return Periods Ended September 30, 2020
	One Year	Five Years	Ten Years	Since Inception(1)
Brandes Global Equity Fund
Class A*	-9.41%	2.04%	4.51%	4.63%
Class A *(with maximum sales charge)	-14.63%	0.84%	3.89%	4.12%
Class C*	-10.08%	1.27%	3.71%	3.84%
Class C *(with maximum sales charge)	-10.97%	1.27%	3.71%	3.84%
Class I	-9.18%	2.29%	4.74%	4.87%
MSCI World Index	10.41%	10.48%	9.37%	9.02%

(1)	The inception date is October 6, 2008.
*	Performance shown prior to January 31, 2011 for Class A shares reflects the performance of Class I shares adjusted to reflect Class A expenses. Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses.
Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

Brandes Global Equity Fund
The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.
Sector Allocation as a Percentage of Total Investments as of
September 30, 2020 (Unaudited)
The sector classifications represented in the graph above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Emerging Markets Value Fund
Dear Fellow Investor,
The net asset value of the Brandes Emerging Markets Value Fund (Class I Shares) declined 15.96% in the year ended September 30, 2020. During the same period, the MSCI Emerging Markets Index gained 10.54%, while the MSCI Emerging Markets Value Index fell 5.70%.
This year has marked another challenging time for value investors, with value-oriented sectors, especially cyclicals (i.e., financials, energy, industrials and materials), underperforming the overall MSCI Emerging Markets Index. Companies directly affected by the oil-price volatility and those experiencing declining demand as an immediate result of the coronavirus pandemic have also felt the brunt of the correction.
The Fund’s underweight allocation to the mega-capitalization technology-related companies was the largest detractor from relative returns. The Fund held lower-than-benchmark allocations to Alibaba, Samsung and Taiwan Semiconductor Manufacturing, but did not own Tencent and Naspers. Without these five companies, the returns for the MSCI Emerging Markets Index would have been negative for the 12-month period ended 9/30/20. This concentration of performance is not new. Over the past five years, these five companies have accounted for over 100% of MSCI Emerging Markets Index’s cumulative returns.
Beyond technology-related businesses, the Fund’s underweight to China was also a significant detractor to returns, as were select holdings in Latin American countries, notably Brazil and Mexico.
Positive performance contributions came from the Fund’s investments in Taiwan, Russia, and India. From an industry perspective, Fund holdings within the internet & direct marketing retail, technology hardware storage & peripherals and semiconductors & semiconductor equipment industries helped performance.
Although the Fund was underweight mega-capitalization technology-related companies as mentioned above, it still benefited from select holdings in this area. In fact, three of the largest individual contributors to the Brandes Emerging Markets Value Fund’s performance were, Taiwan-based Asustek Computer and Taiwan Semiconductor Manufacturing, as well as China-based Alibaba.
At the end of September, the Fund's largest country weights were in South Korea and China (although, as mentioned above, the Fund was meaningfully underweight China relative to the MSCI Emerging Markets Index). The Fund's largest industry weights were in wireless telecommunication services and equity real estate investment trusts (REITs). Please note that while macro conditions are considered when we determine valuation estimates for individual companies, our country and industry weightings are a by-product of bottom-up stock selection, not the result of top-down observations.
For over 45 years, Brandes Investment Partners has had the same goal: Seek better-than-market returns to help you pursue your long-term investment goals. We believe steadfast adherence to our value investing approach can help us achieve this aim because it compels us to invest in companies we view as strong yet appealingly priced. We thank you for your confidence and for investing with us.

Brandes Emerging Markets Value Fund
Sincerely yours,
The Brandes Emerging Markets Investment Committee
Brandes Investment Trust
Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging markets involve greater risk and volatility than more developed markets. Some emerging markets may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Investments in small and medium capitalization companies tend to have limited liquidity and greater price volatility than investments in larger capitalization companies. Value stocks typically are less volatile than growth stocks; however, issues of value stocks typically have a lower expected growth rate in earnings and sales than issues of growth stocks.
Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.
The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.
Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.
Must be preceded or accompanied by a prospectus.
Index Guide
The MSCI Emerging Markets Index with net dividends captures large and mid cap representation of emerging market countries.
The MSCI Emerging Markets Value Index with gross dividends captures large and mid cap securities exhibiting value style characteristics, defined using book value to price, 12-month forward earnings to price, and dividend yield.
MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.
One cannot invest directly in an index.
The Brandes Emerging Markets Value Fund is distributed by ALPS Distributors, Inc.

Brandes Emerging Markets Value Fund
The following chart compares the value of a hypothetical $100,000 investment in the Brandes Emerging Markets Value Fund – Class I from September 30, 2010 to September 30, 2020 with the value of such an investment in the MSCI Emerging Markets Index for the same period.
Value of $100,000 Investment vs MSCI
Emerging Markets Index (Unaudited)
	Average Annual Total Return Periods Ended September 30, 2020*
	One Year	Five Years	Ten Years	Since Inception(1)
Brandes Emerging Markets Value Fund
Class A	-16.10%	4.39%	-0.35%	5.83%
Class A (with maximum sales charge)	-20.93%	3.16%	-0.93%	5.58%
Class C**	-16.63%	3.61%	-1.08%	5.01%
Class C **(with maximum sales charge)	-17.46%	3.61%	-1.08%	5.01%
Class I	-15.96%	4.62%	-0.11%	6.05%
Class R6**	-15.74%	4.79%	0.00%	6.14%
MSCI Emerging Markets Index	10.54%	8.97%	2.50%	5.95%

(1)	The inception date is August 20, 1996.
*	Prior to January 31, 2011, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes Emerging Markets Value Fund. The performance information shown for the Class I shares for periods before January 31, 2011 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to January 31, 2011 is based on a calculation method that is different from the standardized calculation method prescribed by the SEC. The performance information shown for the Class A shares has been adjusted to reflect the differences in the net expense ratios between the Class I and A shares. The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment

Brandes Emerging Markets Value Fund
limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.
**	Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses. Performance shown prior to July 11, 2016 for Class R6 shares reflects the performance of Class I shares adjusted to reflect Class R6 expenses.
Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.
Sector Allocation as a Percentage of Total Investments as of
September 30, 2020 (Unaudited)
The sector classifications represented in the graph above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes International Small Cap Equity Fund
Dear Fellow Investor,
The net asset value of the Brandes International Small Cap Equity Fund (Class I Shares) declined 7.69% in the year ended September 30, 2020. During the same period, the S&P Developed Ex-U.S. SmallCap Index rose 7.58%, while the S&P Developed Ex-U.S. SmallCap Value Index fell 2.03%.
For the trailing 12 month-period ended September 30, 2020, we continued to see a wide dispersion in the primary benchmark’s (S&P Developed Ex-U.S. SmallCap Index) sector returns: information technology and heath care rose over 30% each, while value-oriented sectors such as financials and energy declined over 7% and 35%, respectively. As such, the Fund’s significant underweight to information technology and overweight to financials weighed on relative returns. Additionally, a number of the Fund’s larger positions in industrials declined, along with holdings in media firms and real estate investment trusts (REITs). Three of the largest detractors from performance were Mexican REIT Fibra Uno and household durables company Consorcio, as well as U.K.-based facility management firm MITIE Group.
From a country perspective, the Fund’s exposure to emerging markets, specifically Brazil, Mexico and South Korea, hurt returns, as did allocation to Japanese companies.
We believe most of our Japanese holdings represent undervalued, yet overlooked opportunities due to their low sell-side analyst coverage. Several of them trade near or below their net cash and investments, offering a very compelling value proposition and a good downside protection, in our opinion. We also like that many of these companies boast what we consider attractive dividend yields, and that some of them have been buying back shares.
Positive performance contributions came from the Fund’s investments in Germany, Canada and Italy. From an industry perspective, Fund holdings contributing to performance included those in the health care equipment & supplies, specialty retail and electronic equipment instruments & components industries. Three of the largest individual contributors were German medical equipment firm Draegerwerk, as well as U.K.-based retailer Kingfisher and food products company Premier Foods.
During the third quarter ending September 30, the small-cap investment committee initiated positions in French commercial foodservice company Elior Group, Malaysian resort operator Genting Berhad and Japan Petroleum Exploration.
Founded in 1991, Elior Group is the world’s fourth-largest contract caterer by revenue and serves clients in three segments: business and industry (46% of 2019 sales), education (29%) and health care (25%). The company holds a strong market position in six countries, including France, which is its biggest market accounting for over 40% of sales, Italy (10% of sales) and Spain (10% of sales). Elior’s 110,000 employees serve over five million people daily in 23,500 restaurants on three continents.

Brandes International Small Cap Equity Fund
We first reviewed Elior in 2018 when the company had relatively high financial leverage and was facing several company-specific challenges caused by poor operational execution. Since its initial public offering in 2014, Elior has changed its chief executive officer two times. We believe the company put too much emphasis on growing its top line, entering into many contracts that were either unprofitable or requiring significant capital expenditure, while neglecting its cost structure. As a result, its financial performance suffered, with its operating margin for the contract catering division falling from 5-6% range to about 4%. This was a significant drop in the contract catering world where margins are typically stable but low in the single digit range.
Since then, Elior has refocused on its contract catering core business by selling its concessions catering business to a private equity firm for EUR1.4bn. The sale reduced the capital intensity of the business (concessions catering is more capital intensive than contract catering) and allowed the company to significantly reduce financial leverage. Management also introduced a strategic plan 2024 called “New Elior,” which aims to improve margins through a more disciplined approach to contract signings and by tightening operations. The current management team is much more focused on cost control than past management teams that were more top line oriented. Additionally, management also promised to increase shareholder returns in the form of share buybacks or dividends over the next two to three years, depending on Elior’s share-price performance and external growth opportunities. Recently, Elior made true of this promise by buying back shares totaling EUR50m in 2019 and approving a dividend payout at its latest annual general meeting.
Despite these progresses Elior saw its share price decline sharply this year due to the coronavirus pandemic, granting us the opportunity to initiate a position at what we consider an attractive price. We believe that Elior has the potential to recover as the COVID-19 impact dissipates and that the stock offers a compelling risk/reward tradeoff for the patient investor.
Other activities included the full sells of U.K. home retailer Kingfisher, which reached our estimate of its intrinsic value following its strong run-up, Japan-based Tsutsumi Jewelry, and Canadian electronic equipment and instruments company Celestica.
At the end of September, the Fund's largest country weights were in the United Kingdom and Japan. We continue to find attractive value opportunities in these countries as the market seems focused on short-term economic struggles and headlines. Apart from Japan and the United Kingdom, we also continue to see tremendous value opportunities in emerging markets. At September 30, the Fund held approximately 28% weighting to the region. From a sector perspective, the Fund held its key overweights in consumer staples and financials, and its key underweights in information technology and materials. At Brandes, our investment process focuses on a bottom-up analysis of companies. As such, the Fund’s country and industry weightings are a byproduct of our research-driven stock selection and reflect our convictions.

Brandes International Small Cap Equity Fund
In the current environment, investors seem to have shown a preference for long duration assets and the hope for future growth with much of the focus on disruptive technology and health care-related businesses. In doing so, they may have overlooked a crucial factor that may drive future portfolio returns—the price paid in relation to the value received. We hold the view that focusing on valuations enables us to choose what we believe are the best opportunities to include in your portfolio. In our opinion, selectivity and a laser focus on margin of safety remain paramount in any market environment.
Thank you for your business and continued trust.
Sincerely yours,
The Brandes Small-Cap Investment Committee
Brandes Investment Trust
The margin of safety for any security is defined as the discount of its market price to what the firm believes is the intrinsic value of that security.
Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Investments in small and medium capitalization companies tend to have limited liquidity and greater price volatility than investments in larger capitalization companies. Value stocks typically are less volatile than growth stocks; however, issues of value stocks typically have a lower expected growth rate in earnings and sales than issues of growth stocks.
Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.
The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.
Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.
Must be preceded or accompanied by a prospectus.

Brandes International Small Cap Equity Fund
Index Guide
The S&P Developed Ex-U.S. SmallCap Index with net dividends measures the equity performance of small-capitalization companies from developed markets excluding the United States.
The S&P Developed Ex-US SmallCap Value Index with net dividends measures the equity performance of small cap companies in developed markets excluding the United States exhibiting value style characteristics, defined using book value to price, 12-month forward earnings to price, and dividend yield. Data prior to 2001 is gross dividend and linked to the net dividend returns.
One cannot invest directly in an index.
The Brandes International Equity Small Cap Equity Fund is distributed by ALPS Distributors, Inc.

Brandes International Small Cap Equity Fund
The following chart compares the value of a hypothetical $100,000 investment in the Brandes International Small Cap Fund – Class I from September 30, 2010 to September 30, 2020 with the value of such an investment in the S&P Developed Ex-U.S. SmallCap Index for the same period.
Value of $100,000 Investment vs S&P Developed
Ex-U.S. SmallCap Index (Unaudited)
	Average Annual Total Return Periods Ended September 30, 2020*
	One Year	Five Years	Ten Years	Since Inception(1)
Brandes International Small Cap Equity Fund
Class A	-7.95%	-1.89%	3.66%	7.33%
Class A (with maximum sales charge)	-13.24%	-3.05%	3.04%	7.07%
Class C**	-8.64%	-2.63%	2.89%	6.53%
Class C **(with maximum sales charge)	-9.54%	-2.63%	2.89%	6.53%
Class I	-7.69%	-1.70%	3.89%	7.58%
Class R6**	-7.72%	-1.61%	3.96%	7.64%
S&P Developed Ex-U.S. SmallCap Index	7.58%	6.84%	6.57%	6.40%

(1)	The inception date is August 19, 1996.
*	Prior to February 1, 2012, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes International Small Cap Fund. The performance information shown for the Class I shares for periods before February 1, 2012 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to February 1, 2012 is based on a calculation method that is different from the standardized calculation method prescribed by the SEC. The performance information shown for the Class A shares has been adjusted to reflect the differences in the net expense ratios between the Class I and A shares. The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment

Brandes International Small Cap Equity Fund
limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.
**	Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses. Performance shown prior to June 27, 2016 for Class R6 shares reflects the performance of Class I shares adjusted to reflect Class R6 expenses.
Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.
Sector Allocation as a Percentage of Total Investments as of
September 30, 2020 (Unaudited)
The sector classifications represented in the graph above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Small Cap Value Fund
Dear Fellow Investor,
The net asset value of the Brandes Small Cap Value Fund (Class I Shares) returned 0.10% in the year ended September 30, 2020. During the same period, the Russell 2000 Index increased 0.39%, while the Russell 2000 Value Index declined 14.88%.
Although the Brandes Small Cap Value Fund modestly underperformed its primary benchmark (the Russell 2000 Index), when compared to the value style version of the index, the Russell 2000 Value, the Fund has materially outperformed.
Performance relative to the primary benchmark over the past year was exceptionally strong in the first and early part of the second quarter as COVID-19 concerns led to significant volatility and market declines. During this period, the conservative positioning of the Fund led to outperformance, with cash and holdings in health care and consumer staples providing the largest benefits. However, more recent relative underperformance has been driven by the Fund’s underweights to technology and health care areas of the market.
From an industry perspective, Fund holdings in insurance, oil gas & consumable fuels and aerospace & defense detracted from returns. Three of the largest detractors from performance were machinery firm Briggs & Stratton, oil & gas company Chesapeake Energy Corp and electronic components distributor Avnet.
Positive performance from an industry perspective was driven by Fund holdings in the household durables, biotechnology and energy equipment & services industries. Key individual contributors included oilfield services provider Halliburton Company, biotech firm PDL BioPharma and household durables company Taylor Morrison Home Corporation.
In the third quarter ending September 30, portfolio activity continued to be above average. A number of effective recent performers were sold from the Fund as they appreciated to our estimates of their intrinsic value, including homebuilder Toll Brothers, Cooper Tire & Rubber Company, communications equipment firm Digi International, Rent-A-Center and Seneca Foods.
New portfolio additions included Prestige Consumer Healthcare, Park Aerospace, multi-utility Avista Corporation, energy equipment and services company Dril-Quip and health care business Varex Imaging Corporation.
Park Aerospace develops and manufactures solution and hot-melt advanced composite materials used to produce composite structures for the global aerospace markets. The company’s materials are used to produce primary and secondary structures for jet engines, large transport aircraft, regional transport aircraft, military aircraft, UAVs/drones, business jets and other general aviation aircraft. Park also provides materials for rocket motors and nozzles, and radomes. In fiscal 2020, 47% of its revenue was related to commercial aerospace, 35% to military and 18% to business aircraft. The

Brandes Small Cap Value Fund
Airbus A320 family of airliners is the most significant project for Park, accounting for 29% of consolidated revenues in 2020.
We are attracted to the company’s pristine balance sheet, secular growth outlook, leading position in its niche for composite coatings, and high exposure to new commercial aircraft programs with long-lived product lifecycles and high switching costs. We also find appealing the lack of sell-side coverage, and Park's long-term-oriented, capable and well-incentivized management team that is seeking to deploy capital despite industry distress. The company also boasts an uninterrupted 35-year quarterly dividend and has paid out more than $25/share since 2005. The stock price is down more than 50% from its 2019 highs due to investor concerns about the commercial aerospace and business jet markets, which we believe are in the early stages of a deep low-demand cycle.
The magnitude of the price decline is remarkable to us considering the company’s large net-cash position and exposure to stable/growing military programs. Regardless, the price compression should provide investors who have a long-term focus an opportunity to buy an attractively positioned business at what we believe is a reasonable price.
As of September 30, the Fund’s sector allocations were fairly diverse. Its largest allocations were to companies in health care and industrials. Notable underweights were to financials and real estate, which is relatively distinct compared to many of our active value peers in the asset class.
We believe our portfolio continues to be well positioned. In aggregate, we believe the U.S. small cap asset class isn’t extremely attractive on a valuation basis, and financial leverage is an issue. However, in our opinion when you assess the valuation levels and balance sheet strength of the individual companies within the Brandes Small Cap Value Fund, the picture is entirely different.
Our approach remains deeply rooted in the value philosophy and seeks to identify worthy but potentially underpriced companies. Thank you for your confidence in our approach.
Sincerely yours,
The Brandes Small-Cap Investment Committee
Brandes Investment Trust
Dividends are not guaranteed and companies currently paying dividends can stop paying dividends without notice.
Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. Investments in small and medium capitalization companies tend to have limited liquidity and greater price volatility than

Brandes Small Cap Value Fund
investments in larger capitalization companies. Value stocks typically are less volatile than growth stocks; however, issues of value stocks typically have a lower expected growth rate in earnings and sales than issues of growth stocks.
Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.
The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.
Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.
Must be preceded or accompanied by a prospectus.
Index Guide
The Russell 2000 Index with gross dividends measures the performance of the small cap segment of the U.S. equity universe.
The Russell 2000 Value Index with gross dividends measures performance of the small cap segment of the U.S. equity universe. Securities are categorized as growth or value based on their relative book-to-price ratios, historical sales growth, and expected earnings growth.
One cannot invest directly in an index.
The Brandes Small Cap Value Fund is distributed by ALPS Distributors, Inc.

Brandes Small Cap Value Fund
The following chart compares the value of a hypothetical $100,000 investment in the Brandes Small Cap Value Fund – Class I from September 30, 2010 to September 30, 2020 with the value of such an investment in the Russell 2000 Total Return Index and Russell 2000 Value Total Return Index for the same period.
Value of $100,000 Investment vs Russell 2000 Total
Return Index & Russell 2000 Value Total
Return Index(Unaudited)
	Average Annual Total Return Periods Ended September 30, 2020*
	One Year	Five Years	Ten Years	Since Inception(1)
Brandes Small Cap Value Fund
Class A	-0.02%	5.42%	9.57%	6.00%
Class A (with maximum sales charge)	-5.73%	4.18%	8.92%	5.73%
Class I	0.10%	5.71%	9.86%	6.27%
Class R6**	1.11%	4.31%	9.14%	5.96%
Russell 2000 Total Return Index	0.39%	8.00%	9.85%	6.76%
Russell 2000 Value Total Return Index	-14.88%	4.11%	7.09%	6.70%

(1)	The inception date is September 30, 1997.
*	Prior to January 2, 2018, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes Small Cap Value Fund. The performance information shown for the Class I shares for periods before January 2, 2018 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to January 2, 2018 is based on a calculation method that is different from the standardized calculation method prescribed by the SEC. The performance information shown for the Class A shares has been adjusted to reflect the differences in the net expense ratios between the Class I and A shares.
**	Performance shown prior to January 2, 2018 for Class R6 shares reflects the performance of Class I shares. The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”)

Brandes Small Cap Value Fund
and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.
Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.
Sector Allocation as a Percentage of Total Investments as of
September 30, 2020 (Unaudited)
The sector classifications represented in the graph above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Core Plus Fixed Income Fund
Dear Fellow Investor,
The net asset value of the Brandes Core Plus Fixed Income Fund (Class I Shares) gained 6.07% in the year ended September 30, 2020. During the same period, the Bloomberg Barclays U.S. Aggregate Bond Index increased 6.98%.
The end of 2019 wrapped up an extraordinary year for both fixed-income and equity returns. The U.S. economic recovery completed its record of 127 months without a recession. Following solid gains among many equity and fixed-income sectors in January and February, the coronavirus pandemic upended the markets in March 2020.
As April began, we felt that there were attractive opportunities in the market and were able to deploy capital to a number of companies we believe represented solid value. But once the Federal Reserve (“Fed”) expanded their direct intervention in the credit markets, the amount of value in the market quickly dissipated, in our view. It seemed fairly clear to us that asset prices would be lower if not for the staggering amount of Fed support. The questions going forward, in our view, largely revolve around the Fed’s influence in the markets. Is the Fed now going to become a permanent or semi-permanent participant in the corporate markets similar to its role in the Treasury and mortgage-backed security (“MBS”) markets?
Specific to performance over the trailing twelve months (TTM), the Brandes Core Plus Fixed Income Fund delivered strong absolute performance that slightly lagged behind its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. The largest detractor from relative performance was term-structure positioning. The Fund was positioned toward the shorter-end of its duration controlled band. Treasury rates fell by approximately 1.70% in the front-end of the curve and nearly 1.00% further out the curve as the Fed aggressively cut the Fed funds rate to respond to the COVID-19 pandemic in the first quarter 2020.
Within corporate bonds, the Fund’s exposure to the energy sector detracted from returns as the price of oil fell over 35% during the period. Also detracting from returns were select holdings in the telecommunications sector and select holdings in floating rate note money center banks which were hurt by falling interest rates in the front-end of the yield curve.
The Fund received positive contributions from holdings in cable, information technology, and healthcare. Additionally, the Fund’s underweight to agency mortgage-backed securities was a positive factor in relative performance.
In our view, the disconnect between the continued solid performance of both the fixed-income and equity markets against the backdrop of the fragile broader economy is mystifying. The Fed has been directly purchasing U.S. Treasuries and agency MBS for nearly 13 years now—quadrupling the size of its balance sheet. More recently, it has added direct purchases of corporate bonds and fixed-income ETFs. Looking forward, we believe one area to watch is the behavior of bonds that are not eligible for direct Fed purchases.

Brandes Core Plus Fixed Income Fund
The Brandes Core Plus Fixed Income Fund remained defensively positioned across a number of metrics. We continue to favor short-maturity corporate bonds and those exhibiting strong, tangible asset coverage. We are underweight agency MBS and managing duration toward the shorter end of our duration-controlled range. We have a high allocation to U.S. Treasuries that we will look to redeploy thoughtfully and efficiently—if and when market uncertainty and volatility cause credit fundamentals to become mispriced from our estimates of intrinsic value.
Longer term, we believe fundamentals do and will continue to matter. In recent years, the fundamentals appear to have been overshadowed by massive central-bank intervention. But value opportunities will continue to emerge for those with measured, deliberate and cautious approaches in reallocating capital.
In September, the Fed announced interest rates will be anchored at historically low levels until at least 2023. We took this statement with a bit of skepticism, noting that forecasting the path of rates has historically proven to be quite difficult. What is clear to us, however, is the disconnect that has developed between the relatively placid financial markets and turmoil virtually everywhere else—including the struggles of many businesses and households as a result of the ongoing pandemic, social unrest, wildfires in the Western United States and political uncertainty. Regardless of the turmoil, we remain excited about the potential of the Brandes Core Plus Fixed Income Fund and appreciate the trust you have placed in us.
Sincerely yours,
The Brandes Fixed Income Investment Committee
Brandes Investment Trust
Because the values of the fund’s investments will fluctuate with market conditions, so will the value of your investment in the fund. You could lose money on your investment in the fund, or the fund could underperform other investments. The values of the fund’s investments fluctuate in response to the activities of individual companies and general bond market and economic conditions. Investments in small and medium capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies.
As with most fixed income funds, the income on and value of your shares in the fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the fund’s average portfolio maturity and the lower the average quality of its portfolio, the greater the price fluctuation. The price of any security owned by the fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments or its credit rating. Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness than higher grade debt. The market prices of these debt securities may

Brandes Core Plus Fixed Income Fund
fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.
Past performance is not a guarantee of future results.
Short-term debt refers to fixed income securities set to mature in 1 to 5 years from the issue or purchase date. Long-term debt refers to fixed income securities set to mature more than 10 years from the issue or purchase date.
Asset Coverage: A company's ability to cover debt obligations with its assets after all liabilities have been satisfied. Source: Investopedia.com
Basis Point: 1/100 of 1%.
Duration: The weighted maturity of a fixed-income investment’s cash flows, used in the estimation of the price sensitivity of fixed-income securities for a given change in interest rates.
Free Cash Flow: Total cash flow from operations less capital expenditures.
Yield: Annual income from the investment (dividend, interest, etc.) divided by the current market price of the investment.
Yield Spread: The difference in yield from a Treasury security and another debt security of the same maturity.
Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.
The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.
Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.
Must be preceded or accompanied by a prospectus.
Index Guide
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. This index is a total return index which reflects the price changes and interest of each bond in the index.
One cannot invest directly in an index.
The Brandes Core Plus Fixed Income Fund is distributed by ALPS Distributors, LLC.

Brandes Core Plus Fixed Income Fund
The following chart compares the value of a hypothetical $100,000 investment in the Brandes Core Plus Fixed Income Fund – Class I from September 30, 2010 to September 30, 2020 with the value of such an investment in the Bloomberg Barclays U.S. Aggregate Bond Index for the same period.
Value of $100,000 Investment vs Bloomberg Barclays
U.S. Aggregate Bond Index (Unaudited)
	Average Annual Total Return Periods Ended September 30, 2020
	One Year	Five Years	Ten Years	Since Inception(1)
Brandes Core Plus Fixed Income Fund
Class A*	5.89%	3.34%	3.55%	3.70%
Class A *(with maximum sales charge)	1.90%	2.55%	3.15%	3.39%
Class I	6.07%	3.59%	3.88%	4.01%
Class R6*	6.89%	4.08%	4.15%	4.23%
Bloomberg Barclays U.S. Aggregate Bond Index	6.98%	4.18%	3.64%	4.37%

(1)	The inception date is December 28, 2007.
*	Performance shown prior to January 31, 2013 for Class A shares reflects the performance of Class I shares adjusted to reflect Class A expenses. Performance shown prior to October 10, 2017 for Class R6 shares reflects the performance of Class I shares adjusted to reflect Class R6 expenses.
Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

Brandes Core Plus Fixed Income Fund
The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.
Asset Allocation as a Percentage of Total Investments as of
September 30, 2020 (Unaudited)

Brandes Investment Trust
Expense Example (Unaudited)
As a shareholder of a Fund, you incur ongoing costs, including investment advisory and administrative fees and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2020 to September 30, 2020 (the “Period”).
Actual Expenses
This section provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from each Fund’s actual return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
	Class A
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,159.70	1.11%	$6.00
Global Equity Fund	$1,000.00	$1,177.00	1.25%	$6.80
Emerging Markets Value Fund	$1,000.00	$1,168.70	1.30%	$7.06
International Small Cap Fund	$1,000.00	$1,192.10	1.30%	$7.10
Small Cap Value Fund	$1,000.00	$1,233.00	1.15%	$6.42
Core Plus Fixed Income Fund	$1,000.00	$1,037.80	0.66%	$3.36

	Class C
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,156.10	1.86%	$10.05
Global Equity Fund	$1,000.00	$1,172.90	2.00%	$10.86
Emerging Markets Value Fund	$1,000.00	$1,165.00	2.06%	$11.13
International Small Cap Fund	$1,000.00	$1,187.90	2.06%	$11.27

Brandes Investment Trust
	Class I
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,162.00	0.85%	$4.60
Global Equity Fund	$1,000.00	$1,178.40	1.00%	$5.45
Emerging Markets Value Fund	$1,000.00	$1,169.10	1.12%	$6.07
International Small Cap Fund	$1,000.00	$1,192.20	1.15%	$6.33
Small Cap Value Fund	$1,000.00	$1,234.90	0.90%	$5.03
Core Plus Fixed Income Fund	$1,000.00	$1,038.60	0.46%	$2.33

	Class R6
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,162.30	0.75%	$4.05
Emerging Markets Value Fund	$1,000.00	$1,170.10	0.97%	$5.26
International Small Cap Fund	$1,000.00	$1,192.00	1.14%	$6.23
Small Cap Value Fund	$1,000.00	$1,234.60	0.00%	$0.00
Core Plus Fixed Income Fund	$1,000.00	$1,043.10	0.00%	$0.00

*	The Fund’s expenses are equal to the Fund’s expense ratio for the period, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one half-year period).
Hypothetical Example for Comparison Purposes
This section provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage commissions on purchase and sales of Fund shares. Therefore, the last column of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Brandes Investment Trust
	Class A
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,019.45	1.11%	$5.61
Global Equity Fund	$1,000.00	$1,018.75	1.25%	$6.31
Emerging Markets Value Fund	$1,000.00	$1,018.49	1.30%	$6.57
International Small Cap Fund	$1,000.00	$1,018.52	1.30%	$6.54
Small Cap Value Fund	$1,000.00	$1,019.25	1.15%	$5.80
Core Plus Fixed Income Fund	$1,000.00	$1,021.70	0.66%	$3.33

	Class C
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,015.68	1.86%	$ 9.39
Global Equity Fund	$1,000.00	$1,015.00	2.00%	$10.07
Emerging Markets Value Fund	$1,000.00	$1,014.72	2.06%	$10.36
International Small Cap Fund	$1,000.00	$1,014.70	2.06%	$10.37

	Class I
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,020.75	0.85%	$4.29
Global Equity Fund	$1,000.00	$1,020.00	1.00%	$5.05
Emerging Markets Value Fund	$1,000.00	$1,019.40	1.12%	$5.65
International Small Cap Fund	$1,000.00	$1,019.23	1.15%	$5.83
Small Cap Value Fund	$1,000.00	$1,020.50	0.90%	$4.54
Core Plus Fixed Income Fund	$1,000.00	$1,022.71	0.46%	$2.32

	Class R6
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,021.25	0.75%	$3.79
Emerging Markets Value Fund	$1,000.00	$1,020.15	0.97%	$4.90
International Small Cap Fund	$1,000.00	$1,019.31	1.14%	$5.74
Small Cap Value Fund	$1,000.00	$1,025.00	0.00%	$0.00
Core Plus Fixed Income Fund	$1,000.00	$1,025.00	0.00%	$0.00

*	The Fund’s expenses are equal to the Fund’s expense ratio for the period, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one half-year period).

Brandes International Equity Fund
SCHEDULE OF INVESTMENTS — September 30, 2020

Shares		Value
COMMON STOCKS – 96.66%
Belgium – 1.36%
120,719	Anheuser-Busch InBev SA/NV	$ 6,499,566
Brazil – 2.24%
2,974,900	Ambev SA(a)	6,642,790
925,447	Embraer SA Sponsored – ADR(a)	4,081,221
		10,724,011
Canada – 1.24%
586,187	Cameco Corp.	5,920,489
China – 1.72%
1,284,500	China Mobile Ltd.	8,245,572
Finland – 0.61%
741,479	Nokia Oyj(a)	2,902,044
France – 19.84%
196,447	BNP Paribas SA(a)	7,106,383
792,113	Carrefour SA	12,657,248
264,419	Cie de Saint-Gobain SA(a)	11,075,767
85,327	Danone SA	5,527,061
793,680	Engie SA(a)	10,606,360
794,897	Orange SA	8,279,297
342,972	Publicis Groupe SA	11,053,977
119,629	Renault SA(a)	3,103,283
138,770	Sanofi	13,906,398
99,302	Societe BIC SA	5,204,706
190,557	Total SE(b)	6,544,216
		95,064,696
Germany – 4.88%
155,093	BASF SE	9,444,555
170,312	HeidelbergCement AG	10,407,068
37,668	Henkel AG & Co. KGaA	3,523,019
		23,374,642
Hong Kong – 0.67%
11,842,000	First Pacific Co. Ltd.	3,219,100
Ireland – 1.21%
160,298	CRH Plc	5,781,061
Italy – 5.80%
1,231,936	Eni SpA	9,628,900
4,561,096	Intesa Sanpaolo SpA(a)	8,581,335
Shares		Value
22,441,022	Telecom Italia Rsp	$ 9,061,089
1,365,052	Telecom Italia SpA	547,119
		27,818,443
Japan – 13.69%
198,200	Dai Nippon Printing Co. Ltd.	4,017,457
311,800	Honda Motor Co. Ltd.	7,404,404
2,132,500	Mitsubishi UFJ Financial Group, Inc.	8,510,548
323,599	MS&AD Insurance Group Holdings, Inc.	8,718,797
983,300	Nissan Motor Co. Ltd.(a)	3,477,536
269,800	Sumitomo Mitsui Trust Holdings, Inc.(b)	7,177,704
119,300	Taisho Pharmaceutical Holdings Co. Ltd.	7,856,718
515,283	Takeda Pharmaceutical Co. Ltd.	18,417,728
		65,580,892
Mexico – 5.64%
2,493,612	Cemex SAB de CV Sponsored – ADR	9,475,726
14,305,118	Fibra Uno Administracion SA de CV	11,315,221
111,248	Fomento Economico Mexicano SAB de CV – ADR	6,251,025
		27,041,972
Netherlands – 0.76%
1,411,784	Aegon NV	3,654,138
South Korea – 6.28%
181,653	Hana Financial Group, Inc.	4,363,863
44,464	Hyundai Mobis Co. Ltd.	8,723,122
33,287	Hyundai Motor Co.	5,070,282
98,188	KT&G Corp.	6,934,234
29,983	POSCO	5,019,568
		30,111,069
Spain – 1.27%
903,276	Repsol SA	6,102,187

The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes International Equity Fund
SCHEDULE OF INVESTMENTS — September 30, 2020 (continued)

Shares		Value
Switzerland – 7.98%
1,107,826	Credit Suisse Group AG	$ 11,059,097
16,342	Swatch Group AG Bearer	3,809,081
119,343	Swatch Group AG Registered	5,374,216
94,452	Swiss Re AG	7,006,349
982,795	UBS Group AG	10,980,675
		38,229,418
Taiwan – 1.56%
852,000	Asustek Computer, Inc.	7,496,092
United Kingdom – 19.91%
5,506,576	Barclays Plc(a)	6,946,875
3,815,709	BP Plc	11,034,961
4,560,286	G4S Plc(a)	11,761,966
688,599	GlaxoSmithKline Plc	12,909,514
318,542	Imperial Brands Plc	5,626,570
3,724,972	J Sainsbury Plc	9,171,377
Shares		Value
1,904,470	Kingfisher Plc	$ 7,294,886
4,090,932	Marks & Spencer Group Plc	5,133,574
3,121,189	Tesco Plc	8,562,381
2,885,568	Wm Morrison Supermarkets Plc	6,333,640
1,353,138	WPP Plc	10,627,488
		95,403,232
TOTAL COMMON STOCKS (Cost $642,133,230)		$463,168,624
PREFERRED STOCKS – 2.92%
Brazil – 1.33%
1,822,100	Petroleo Brasileiro SA, 0.00%(c),(d)	$ 6,362,539
Russia – 1.59%
15,078,544	Surgutneftegas PJSC, 2.47%(c)	7,634,361
TOTAL PREFERRED STOCKS (Cost $12,463,475)		$ 13,996,900

	Shares	Value
SHORT-TERM INVESTMENTS – 0.03%
Money Market Funds — 0.03%
Northern Institutional Funds - Treasury Portfolio (Premier), 0.00%(e)	158,886	$ 158,886
TOTAL SHORT-TERM INVESTMENTS (Cost $158,886)		$ 158,886
Total Investments (Cost $654,755,591) – 99.61%		$477,324,410
Other Assets in Excess of Liabilities – 0.39%		1,868,393
TOTAL NET ASSETS – 100.00%		$479,192,803

Percentages are stated as a percent of net assets.
ADR American Depositary Receipt

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan. See Note 2 in the Notes to Financial Statements.
(c)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(d)	Current yield is less than 0.01%.
(e)	The rate shown is the annualized seven day yield as of September 30, 2020.
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes International Equity Fund
SCHEDULE OF INVESTMENTS — September 30, 2020 (continued)

COMMON STOCKS
Aerospace & Defense	0.85%
Auto Components	1.82%
Automobiles	3.98%
Banks	8.91%
Beverages	4.05%
Building Products	2.31%
Capital Markets	4.60%
Chemicals	1.97%
Commercial Services & Supplies	4.39%
Communications Equipment	0.61%
Construction Materials	5.36%
Diversified Financial Services	0.67%
Diversified Telecommunication Services	3.73%
Equity Real Estate Investment Trusts	2.36%
Food & Staples Retailing	7.66%
Food Products	1.15%
Household Products	0.74%
Insurance	4.04%
Media	4.53%
Metals & Mining	1.05%
Multiline Retail	1.07%
Multi-Utilities	2.21%
Oil, Gas & Consumable Fuels	8.19%
Pharmaceuticals	11.07%
Specialty Retail	1.52%
Technology Hardware, Storage & Peripherals	1.56%
Textiles, Apparel & Luxury Goods	1.92%
Tobacco	2.62%
Wireless Telecommunication Services	1.72%
TOTAL COMMON STOCKS	96.66%
PREFERRED STOCKS
Oil, Gas & Consumable Fuels	2.92%
TOTAL PREFERRED STOCKS	2.92%
SHORT-TERM INVESTMENTS	0.03%
TOTAL INVESTMENTS	99.61%
Other Assets in Excess of Liabilities	0.39%
TOTAL NET ASSETS	100.00%
The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC or were otherwise determined by the Adviser to be appropriate. This information is unaudited.
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Global Equity Fund
SCHEDULE OF INVESTMENTS — September 30, 2020

Shares		Value
COMMON STOCKS – 97.75%
Austria – 1.07%
15,451	Erste Group Bank AG(a)	$ 323,550
Brazil – 0.57%
154,720	Embraer SA(a)	171,914
China – 0.88%
41,500	China Mobile Ltd.	266,400
Finland – 1.36%
104,710	Nokia Oyj(a)	409,820
France – 12.39%
18,135	Carrefour SA	289,781
29,959	Engie SA(a)	400,358
31,200	Engie SA Registered Shares (Prime Fidelite 2019)(a)	416,942
15,151	Publicis Groupe SA	488,316
10,272	Sanofi	1,029,376
4,756	Schneider Electric SE	591,166
15,386	Total SE	528,394
		3,744,333
Germany – 1.38%
6,819	HeidelbergCement AG	416,681
Ireland – 1.49%
12,453	CRH Plc	449,111
Italy – 1.01%
39,071	Eni SpA	305,382
Japan – 3.12%
17,100	Honda Motor Co. Ltd.	406,079
64,100	Nissan Motor Co. Ltd.(a)	226,696
5,000	SoftBank Group Corp.	309,373
		942,148
Malaysia – 1.00%
394,700	Genting Berhad	302,900
Mexico – 1.28%
488,634	Fibra Uno Administracion SA de CV	386,505
Netherlands – 0.78%
1,887	NXP Semiconductors NV	235,517
South Korea – 7.31%
2,556	Hyundai Mobis Co. Ltd.	501,446
4,905	Hyundai Motor Co.	747,130
Shares		Value
5,221	KT&G Corp.	$ 368,718
11,877	Samsung Electronics Co. Ltd.	589,624
		2,206,918
Spain – 0.93%
41,556	Repsol SA	280,736
Switzerland – 3.82%
49,369	Credit Suisse Group AG	492,836
59,244	UBS Group AG	661,928
		1,154,764
United Kingdom – 15.54%
162,158	Barclays Plc(a)	204,572
161,719	BP Plc	467,688
39,498	GlaxoSmithKline Plc	740,489
38,224	Imperial Brands Plc	675,170
177,095	J Sainsbury Plc	436,031
188,194	Kingfisher Plc	720,859
105,291	Marks & Spencer Group Plc	132,126
184,464	Tesco Plc	506,042
145,089	Wm Morrison Supermarkets Plc	318,461
62,874	WPP Plc	493,810
		4,695,248
United States – 43.82%
13,200	American International Group, Inc.	363,396
5,671	Applied Materials, Inc.	337,141
30,151	Bank of America Corp.	726,338
13,678	Bank of New York Mellon Corp.	469,703
13,321	Cardinal Health, Inc.	625,421
31,132	Change Healthcare, Inc.(a)	451,725
2,910	Cigna Corp.	492,983
17,550	Citigroup, Inc.	756,581
11,358	Comcast Corp. – Class A	525,421
15,378	Corteva, Inc.	443,040
7,152	CVS Health Corp.	417,677
6,867	Emerson Electric Co.	450,269
2,926	FedEx Corp.	735,948
30,292	Halliburton Co.	365,019
5,082	HCA Healthcare, Inc.	633,624
3,561	Ingredion, Inc.	269,496
2,581	Laboratory Corp. of America Holdings(a)	485,925
4,977	McKesson Corp.	741,225

The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Global Equity Fund
SCHEDULE OF INVESTMENTS — September 30, 2020 (continued)

Shares		Value
9,194	Merck & Co., Inc.	$ 762,642
3,846	Mohawk Industries, Inc.(a)	375,331
20,899	Old Republic International Corp.	308,051
16,898	Pfizer, Inc.	620,157
2,463	PNC Financial Services Group, Inc.	270,708
7,368	State Street Corp.	437,143
9,436	Textron, Inc.	340,545
7,627	Truist Financial Corp.	290,207
22,993	Wells Fargo & Co.	540,565
		13,236,281
TOTAL COMMON STOCKS (Cost $30,792,437)		$29,528,208
Shares		Value
PREFERRED STOCKS – 0.56%
South Korea – 0.56%
3,912	Samsung Electronics Co. Ltd., 2.806%(b)	$ 168,377
TOTAL PREFERRED STOCKS (Cost $115,877)		$ 168,377

	Shares	Value
SHORT-TERM INVESTMENTS – 1.01%
Money Market Funds — 1.01%
Northern Institutional Funds - Treasury Portfolio (Premier), 0.00%(c)	305,377	$ 305,377
TOTAL SHORT-TERM INVESTMENTS (Cost $305,377)		$ 305,377
Total Investments (Cost $31,213,691) – 99.32%		$30,001,962
Other Assets in Excess of Liabilities – 0.68%		204,411
TOTAL NET ASSETS – 100.00%		$30,206,373

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(c)	The rate shown is the annualized seven day yield as of September 30, 2020.
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Global Equity Fund
SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2020

COMMON STOCKS
Aerospace & Defense	1.70%
Air Freight & Logistics	2.44%
Auto Components	1.66%
Automobiles	4.58%
Banks	10.30%
Capital Markets	6.83%
Chemicals	1.47%
Communications Equipment	1.36%
Construction Materials	2.87%
Electrical Equipment	3.45%
Energy Equipment & Services	1.21%
Equity Real Estate Investment Trusts	1.28%
Food & Staples Retailing	5.13%
Food Products	0.89%
Health Care Providers & Services	11.24%
Health Care Technology	1.50%
Hotels, Restaurants & Leisure	1.00%
Household Durables	1.24%
Insurance	2.22%
Media	4.98%
Multiline Retail	0.44%
Multi-Utilities	2.70%
Oil, Gas & Consumable Fuels	5.24%
Pharmaceuticals	10.43%
Semiconductors & Semiconductor Equipment	1.90%
Specialty Retail	2.39%
Technology Hardware, Storage & Peripherals	1.95%
Tobacco	3.45%
Wireless Telecommunication Services	1.90%
TOTAL COMMON STOCKS	97.75%
PREFERRED STOCKS
Technology Hardware, Storage & Peripherals	0.56%
TOTAL PREFERRED STOCKS	0.56%
SHORT-TERM INVESTMENTS	1.01%
TOTAL INVESTMENTS	99.32%
Other Assets in Excess of Liabilities	0.68%
TOTAL NET ASSETS	100.00%
The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC or were otherwise determined by the Adviser to be appropriate. This information is unaudited.
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Emerging Markets Value Fund
SCHEDULE OF INVESTMENTS — September 30, 2020

Shares		Value
COMMON STOCKS – 92.58%
Argentina – 1.33%
1,176,931	Adecoagro SA(a)	$ 5,496,268
2,415,979	YPF SA Sponsored – Class D – ADR(a)	8,625,045
		14,121,313
Brazil – 3.55%
6,258,400	Cogna Educacao	5,772,630
1,375,900	Companhia Brasileira de Distribuicao	17,086,356
3,339,780	Embraer SA Sponsored – ADR(a)	14,728,429
		37,587,415
Chile – 2.40%
2,336,679	Empresa Nacional de Telecomunicaciones SA	14,548,715
80,887,795	Enel Chile SA	5,673,829
1,509,388	Enel Chile SA Sponsored – ADR	5,192,295
		25,414,839
China – 23.78%
953,800	Alibaba Group Holding Ltd.(a)	35,015,066
188,437	Baidu, Inc. Sponsored – ADR(a)	23,854,240
4,613,900	China Mobile Ltd.	29,617,943
25,636,136	China Railway Signal & Communication Corp. Ltd.(b)	8,465,685
3,458,259	China South Publishing & Media Group Co. Ltd.	5,553,802
3,065,000	Galaxy Entertainment Group Ltd.	20,721,543
21,333,500	Genertec Universal Medical Group Co. Ltd.(b)	14,182,136
1,754,814	Gree Electric Appliances Inc. of Zhuhai – Class A	13,871,608
33,944,000	PetroChina Co. Ltd.	9,988,933
2,035,500	Ping An Insurance Group Co. of China Ltd. – Class H	21,130,216
Shares		Value
10,683,500	Shanghai Pharmaceuticals Holding Co. Ltd. – Class H	$ 17,918,984
11,983,000	TravelSky Technology Ltd.	25,755,464
10,355,400	Wynn Macau Ltd.(a)	16,618,396
304,779	ZTO Express Cayman, Inc. – ADR	9,118,988
		251,813,004
Czech Republic – 0.47%
521,469	O2 Czech Republic AS	4,959,496
Greece – 0.35%
254,779	Hellenic Telecommunications Organization SA	3,669,388
Hong Kong – 4.54%
1,754,400	AIA Group Ltd.	17,438,907
28,461,920	First Pacific Co. Ltd.	7,737,017
10,597,500	Lifestyle International Holdings Ltd.(a)	8,681,445
5,860,000	Luk Fook Holdings International Ltd.	14,207,619
		48,064,988
India – 6.01%
3,786,134	Bharti Infratel Ltd.	9,017,241
1,087,855	HDFC Bank Ltd.(a)	15,969,508
7,535,312	Power Grid Corp. of India Ltd.	16,618,516
7,773,364	Zee Entertainment Enterprises Ltd.	22,096,105
		63,701,370
Indonesia – 4.31%
82,750,600	Bank Rakyat Indonesia Persero Tbk PT	16,976,644
5,596,012	Gudang Garam Tbk PT(a)	15,078,376
99,025,715	PT XL Axiata Tbk	13,579,398
		45,634,418
Malaysia – 1.52%
21,002,200	Genting Berhad	16,117,482

The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Emerging Markets Value Fund
SCHEDULE OF INVESTMENTS — September 30, 2020 (continued)

Shares		Value
Mexico – 9.77%
24,947,455	America Movil SAB de CV	$ 15,660,207
6,966,188	Cemex SAB de CV Sponsored – ADR	26,471,514
30,944,403	Fibra Uno Administracion SA de CV	24,476,748
12,183,131	Macquarie Mexico Real Estate Management SA de CV(b)	14,964,785
15,627,007	PLA Administradora Industrial S de RL de CV	21,626,141
512,122	Urbi Desarrollos Urbanos SAB de CV(a)	304,566
		103,503,961
Panama – 2.38%
644,836	Banco Latinoamericano de Comercio Exterior SA – Class E	7,834,758
345,880	Copa Holdings SA – Class A	17,411,599
		25,246,357
Philippines – 1.42%
11,369,764	Bank of the Philippine Islands	15,054,408
Russia – 6.56%
11,704,159	Alrosa PJSC	11,126,313
175,358	Lukoil PJSC Sponsored – ADR	10,128,117
2,244,044	Mobile TeleSystems PJSC	9,818,980
8,476,466	Sberbank of Russia PJSC	24,904,680
2,526,373	Sistema PJSFC Sponsored – GDR	13,539,443
		69,517,533
South Africa – 1.68%
3,357,013	Absa Group Ltd.	17,787,294
South Korea – 10.49%
435,941	KT&G Corp.	30,787,031
157,437	POSCO	26,357,123
115,629	S-1 Corp.	8,670,329
Shares		Value
610,691	Samsung Electronics Co. Ltd.	$ 30,317,243
636,890	Shinhan Financial Group Co. Ltd.	14,941,808
		111,073,534
Spain – 0.89%
11,548,879	Prosegur Cash SA(b)	9,446,133
Taiwan – 5.62%
2,302,000	Asustek Computer, Inc.	20,253,526
1,534,000	Taiwan Semiconductor Manufacturing Co. Ltd.	23,077,616
713,000	Wiwynn Corp.	16,205,616
		59,536,758
Thailand – 4.19%
3,157,000	Bangkok Bank PCL – NVDR	9,619,362
78,547,281	Jasmine Broadband Internet Infrastructure – Class F	23,548,692
5,464,600	Siam Commercial Bank PCL – Class F	11,253,154
		44,421,208
Turkey – 0.37%
1,317,188	Ulker Biskuvi Sanayi AS(a)	3,871,475
United Kingdom – 0.95%
10,376,419	Vivo Energy Plc(a),(b)	10,041,910
TOTAL COMMON STOCKS (Cost $1,300,920,508)		$980,584,284
PREFERRED STOCKS – 5.39%
Brazil – 2.45%
4,920,700	Petroleo Brasileiro SA, 0.00%(c),(d)	$ 17,182,451
630,648	Telefonica Brasil SA Sponsored – ADR, 3.35%(c)	4,837,070
498,300	Telefonica Brasil SA, 6.17%(c)	3,852,666
		25,872,187

The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Emerging Markets Value Fund
SCHEDULE OF INVESTMENTS — September 30, 2020 (continued)

Shares		Value
Colombia – 0.08%
189,050	Grupo Aval Acciones y Valores SA – ADR, 6.75%(c)	$ 871,521
Russia – 1.63%
205,610	Surgutneftegas PJSC Sponsored – ADR, 2.63%(c)	1,041,024
32,081,832	Surgutneftegas PJSC, 2.47%(c)	16,243,233
		17,284,257
South Korea – 1.23%
180,777	Hyundai Motor Co. Ltd., 3.61%(c)	13,051,269
TOTAL PREFERRED STOCKS (Cost $73,157,501)		$ 57,079,234
Shares		Value
PARTICIPATORY NOTES – 1.12%
China – 1.12%
7,427,157	China South Publishing & Media Group Co. Ltd. – Class A(e)	$ 11,885,552
TOTAL PARTICIPATORY NOTES (Cost $13,757,445)		$ 11,885,552

	Shares	Value
SHORT-TERM INVESTMENTS – 0.69%
Money Market Funds — 0.69%
Northern Institutional Funds - Treasury Portfolio (Premier), 0.00%	7,280,186	$ 7,280,186
TOTAL SHORT-TERM INVESTMENTS (Cost $7,280,186)		$ 7,280,186
Total Investments (Cost $1,395,115,640) – 99.78%		$1,056,829,256
Other Assets in Excess of Liabilities – 0.22%		2,324,891
TOTAL NET ASSETS – 100.00%		$1,059,154,147

Percentages are stated as a percent of net assets.
ADR American Depositary Receipt
GDR Global Depositary Receipt
NVDR Non-Voting Depositary Receipt

(a)	Non-income producing security.
(b)	Acquired in a transaction exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $57,100,649 which represented 5.39% of the net assets of the Fund.
(c)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(d)	Current yield is less than 0.01%.
(e)	Represents the underlying security of a participatory note with HSBC Bank Plc. China South Publishing & Media Group Co. Ltd. has a maturity date of November 23, 2021.
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Emerging Markets Value Fund
SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2020

COMMON STOCKS
Aerospace & Defense	1.39%
Air Freight & Logistics	0.86%
Airlines	1.64%
Banks	11.94%
Commercial Services & Supplies	1.71%
Construction Materials	2.50%
Diversified Consumer Services	0.55%
Diversified Financial Services	1.47%
Diversified Telecommunication Services	1.67%
Electric Utilities	2.60%
Electronic Equipment, Instruments & Components	0.80%
Equity Real Estate Investment Trusts	7.98%
Food & Staples Retailing	1.61%
Food Products	0.89%
Health Care Providers & Services	3.03%
Hotels, Restaurants & Leisure	5.05%
Household Durables	1.34%
Insurance	3.65%
Interactive Media & Services	2.25%
Internet & Direct Marketing Retail	3.31%
IT Services	2.43%
Media	2.60%
Metals & Mining	3.54%
Multiline Retail	0.82%
Oil, Gas & Consumable Fuels	2.70%
Semiconductors & Semiconductor Equipment	2.18%
Specialty Retail	2.29%
Technology Hardware, Storage & Peripherals	6.30%
Tobacco	4.34%
Wireless Telecommunication Services	9.14%
TOTAL COMMON STOCKS	92.58%
PREFERRED STOCKS
Automobiles	1.23%
Banks	0.08%
Diversified Telecommunication Services	0.83%
Oil, Gas & Consumable Fuels	3.25%
TOTAL PREFERRED STOCKS	5.39%
PARTICIPATORY NOTES
Media	1.12%
TOTAL PARTICIPATORY NOTES	1.12%
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Emerging Markets Value Fund
SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2020 (continued)

SHORT-TERM INVESTMENTS	0.69%
TOTAL INVESTMENTS	99.78%
Other Assets in Excess of Liabilities	0.22%
TOTAL NET ASSETS	100.00%
The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC or were otherwise determined by the Adviser to be appropriate. This information is unaudited.
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes International Small Cap Equity Fund
SCHEDULE OF INVESTMENTS — September 30, 2020

Shares		Value
COMMON STOCKS – 98.27%
Argentina – 0.42%
278,092	Adecoagro SA(a)	$ 1,298,690
Austria – 0.58%
207,043	Addiko Bank AG(a)	1,801,187
Brazil – 2.23%
6,250,740	Embraer SA(a)	6,945,390
Canada – 6.88%
479,903	Cameco Corp.	4,847,021
264,334	Corby Spirit and Wine Ltd.	3,114,716
569,897	Dorel Industries, Inc. – Class B(a)	5,080,303
752,329	Sierra Wireless, Inc.(a)	8,395,936
		21,437,976
China – 2.53%
12,973,900	Boyaa Interactive International Ltd.(a)	903,982
259,857	China Yuchai International Ltd.	4,677,426
10,073,000	Weiqiao Textile Co. – Class H	2,300,528
		7,881,936
France – 5.41%
677,279	Elior Group SA(b)	3,144,540
68,781	Savencia SA(a)	4,274,041
120,433	Societe BIC SA	6,312,243
93,151	Vicat SA	3,118,085
		16,848,909
Germany – 1.27%
53,931	Draegerwerk AG & Co. KGaA	3,976,463
Greece – 0.84%
260,968	Sarantis SA	2,613,000
Hong Kong – 5.09%
4,446,050	APT Satellite Holdings Ltd.	1,170,692
2,191,000	Dickson Concepts International Ltd.	982,347
73,200,000	Emperor Watch & Jewellery Ltd.(a)	1,067,296
Shares		Value
22,483,000	First Pacific Co. Ltd.	$ 6,111,723
10,853,000	PAX Global Technology Ltd.	6,539,728
		15,871,786
Hungary – 1.88%
5,016,321	Magyar Telekom Telecommunications Plc	5,865,023
Ireland – 4.77%
4,267,379	AIB Group Plc(a)	4,377,755
551,064	Avadel Pharmaceuticals Plc – ADR(a)	2,777,362
3,043,756	C&C Group Plc	7,696,994
		14,852,111
Israel – 0.89%
50,699	Taro Pharmaceutical Industries Ltd.(a)	2,780,840
Italy – 3.93%
269,644	Buzzi Unicem SpA	3,539,694
465,083	Credito Emiliano SpA(a)	2,174,509
410,284	Danieli & C Officine Meccaniche SpA	4,574,666
2,919,798	Safilo Group SpA(a)	1,945,573
		12,234,442
Japan – 18.41%
1,032,600	Concordia Financial Group Ltd.	3,591,566
421,800	Fuji Media Holdings, Inc.	4,061,890
494,900	Funai Electric Co. Ltd.(a)	2,237,196
170,700	Futaba Corp.	1,531,301
1,206,900	Hachijuni Bank Ltd.	4,747,073
1,174,500	Hyakugo Bank Ltd.	3,674,698
187,800	Japan Petroleum Exploration Co. Ltd.	2,920,033
188,600	Kissei Pharmaceutical Co. Ltd.	4,264,746
1,165,300	Komori Corp.	8,166,582
696,500	Kyushu Financial Group, Inc.	3,266,893
158,100	Mitsubishi Shokuhin Co. Ltd.	4,164,572

The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes International Small Cap Equity Fund
SCHEDULE OF INVESTMENTS — September 30, 2020 (continued)

Shares		Value
165,800	Nichiban Co. Ltd.	$ 2,591,416
112,100	Nippon Seiki Co. Ltd.	1,227,667
70,400	Oita Bank Ltd.	1,636,303
89,700	Sankyo Co. Ltd.	2,348,839
270,800	Tachi-S Co. Ltd.	2,505,102
316,800	TSI Holdings Co. Ltd.	977,389
192,700	Yodogawa Steel Works Ltd.	3,451,545
		57,364,811
Malaysia – 0.87%
3,526,300	Genting Berhad	2,706,149
Mexico – 6.99%
725,768	Cemex SAB de CV Sponsored – ADR	2,757,918
28,562,819	Consorcio ARA SAB de CV(a)	3,281,078
279,501,983	Desarrolladora Homex SAB de CV(a),(c)	530,904
12,326,682	Fibra Uno Administracion SA de CV	9,750,296
4,047,416	Macquarie Mexico Real Estate Management SA de CV(b)	4,971,523
801,670	Urbi Desarrollos Urbanos SAB de CV(a),(c)	476,764
		21,768,483
Panama – 1.68%
430,306	Banco Latinoamericano de Comercio Exterior SA – Class E	5,228,218
Philippines – 0.68%
1,689,492	First Philippines Holdings Corp.	2,125,805
Slovenia – 1.39%
474,148	Nova Ljubljanska Banka – GDR(a),(b)	4,124,888
23,625	Nova Ljubljanska Banka dd Registered - GDR(a)	205,528
		4,330,416
Shares		Value
South Korea – 6.79%
88,337	Binggrae Co. Ltd.	$ 4,468,966
115,088	Hankook Tire & Technology Co. Ltd.	3,101,255
50,267	Lotte Chilsung Beverage Co. Ltd.	3,856,645
46,024	Lotte Confectionery Co. Ltd.	3,985,564
9,438	Namyang Dairy Products Co. Ltd.	2,081,738
54,510	Samchully Co. Ltd.	3,659,224
		21,153,392
Spain – 5.06%
1,753,861	Atresmedia Corp de Medios de Comunicacion SA	4,639,045
3,000,071	Bankia SA	4,368,294
508,197	Bankinter SA	2,187,765
991,339	Lar Espana Real Estate Socimi SA	4,573,633
		15,768,737
United Kingdom – 19.68%
1,620,300	Balfour Beatty Plc	4,664,498
819,067	Countrywide Plc(a)	1,860,115
2,886,299	De La Rue Plc(a)	4,841,637
4,012,637	G4S Plc(a)	10,349,460
3,869,528	J Sainsbury Plc	9,527,293
30,179	LivaNova Plc(a)	1,364,393
1,436,156	LSL Property Services Plc(a)	4,002,791
2,457,801	Marks & Spencer Group Plc	3,084,212
14,370,504	Mitie Group Plc	6,082,098
2,930,944	Premier Foods Plc(a)	3,498,298
861,673	Telit Communications Plc(a)	1,512,129
4,173,341	Wm Morrison Supermarkets Plc	9,160,221
535,023	Yellow Cake Plc(a),(b)	1,372,450
		61,319,595
TOTAL COMMON STOCKS (Cost $406,196,717)		$306,173,359

The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes International Small Cap Equity Fund
SCHEDULE OF INVESTMENTS — September 30, 2020 (continued)

Shares		Value
PREFERRED STOCKS – 0.99%
Germany – 0.99%
35,471	Draegerwerk AG & Co. KGaA, 0.26%(d)	$ 3,084,350
TOTAL PREFERRED STOCKS (Cost $1,838,967)		$ 3,084,350
	Shares	Value
SHORT-TERM INVESTMENTS – 0.04%
Money Market Funds — 0.04%
Northern Institutional Funds - Treasury Portfolio (Premier), 0.00%(e)	128,454	$ 128,454
TOTAL SHORT-TERM INVESTMENTS (Cost $128,454)		$ 128,454
Total Investments (Cost $408,164,138) – 99.30%		$309,386,163
Other Assets in Excess of Liabilities – 0.70%		2,176,877
TOTAL NET ASSETS – 100.00%		$311,563,040

Percentages are stated as a percent of net assets.
ADR American Depositary Receipt
GDR Global Depositary Receipt

(a)	Non-income producing security.
(b)	Acquired in a transaction exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $13,613,401 which represented 4.37% of the net assets of the Fund.
(c)	Affiliated issuer. See Note 8 in the Notes to Financial Statements.
(d)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(e)	The rate shown is the annualized seven day yield as of September 30, 2020.
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes International Small Cap Equity Fund
SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2020

COMMON STOCKS
Aerospace & Defense	2.23%
Auto Components	2.20%
Banks	11.61%
Beverages	4.71%
Commercial Services & Supplies	9.68%
Communications Equipment	3.18%
Construction & Engineering	1.50%
Construction Materials	3.03%
Diversified Financial Services	3.64%
Diversified Telecommunication Services	2.26%
Electric Utilities	0.68%
Electrical Equipment	0.49%
Electronic Equipment, Instruments & Components	2.10%
Entertainment	0.29%
Equity Real Estate Investment Trusts	6.20%
Food & Staples Retailing	7.34%
Food Products	6.29%
Gas Utilities	1.17%
Health Care Equipment & Supplies	1.71%
Hotels, Restaurants & Leisure	1.88%
Household Durables	3.72%
Leisure Products	0.75%
Machinery	5.59%
Media	2.79%
Metals & Mining	1.11%
Multiline Retail	0.99%
Oil, Gas & Consumable Fuels	2.50%
Personal Products	0.84%
Pharmaceuticals	3.15%
Real Estate Management & Development	1.88%
Specialty Retail	0.65%
Textiles, Apparel & Luxury Goods	1.67%
Trading Companies & Distributors	0.44%
TOTAL COMMON STOCKS	98.27%
PREFERRED STOCKS
Health Care Equipment & Supplies	0.99%
TOTAL PREFERRED STOCKS	0.99%
SHORT-TERM INVESTMENTS	0.04%
TOTAL INVESTMENTS	99.30%
Other Assets in Excess of Liabilities	0.70%
TOTAL NET ASSETS	100.00%
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes International Small Cap Equity Fund
SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2020 (continued)

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC or were otherwise determined by the Adviser to be appropriate. This information is unaudited.
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Small Cap Value Fund
SCHEDULE OF INVESTMENTS — September 30, 2020

Shares		Value
COMMON STOCKS – 95.18%
Aerospace & Defense – 9.77%
1,941	Embraer SA Sponsored – ADR(a)	$ 8,560
205	National Presto Industries, Inc.	16,781
1,593	Park Aerospace Corp.	17,396
304	Textron, Inc.	10,971
		53,708
Automobiles – 1.71%
384	Harley-Davidson, Inc.	9,423
Banks – 4.98%
278	American National Bankshares, Inc.	5,816
364	Eagle Bancorp Montana, Inc.	6,414
288	National Bankshares, Inc.	7,295
307	Northrim BanCorp, Inc.	7,825
		27,350
Biotechnology – 9.29%
383	Eagle Pharmaceuticals, Inc.(a)	16,270
5,659	PDL BioPharma, Inc.(a)	17,826
168	United Therapeutics Corp.(a)	16,968
		51,064
Chemicals – 2.24%
213	Sensient Technologies Corp.	12,299
Communications Equipment – 6.59%
677	NETGEAR, Inc.(a)	20,865
1,374	Sierra Wireless, Inc.(a)	15,334
		36,199
Construction & Engineering – 1.08%
2,166	Orion Group Holdings, Inc.(a)	5,957
Electric Utilities – 1.55%
165	ALLETE, Inc.	8,537
Electronic Equipment, Instruments & Components – 2.86%
253	Arlo Technologies, Inc.(a)	1,331
557	Avnet, Inc.	14,393
		15,724
Energy Equipment & Services – 6.51%
366	Dril-Quip, Inc.(a)	9,062
1,266	Halliburton Co.	15,255
782	Helmerich & Payne, Inc.	11,456
		35,773
Shares		Value
Equity Real Estate Investment Trusts – 1.92%
396	Equity Commonwealth	$ 10,545
Food Products – 1.90%
121	Cal-Maine Foods, Inc.(a)	4,643
49	Sanderson Farms, Inc.	5,780
		10,423
Health Care Equipment & Supplies – 1.72%
457	Invacare Corp.	3,436
472	Varex Imaging Corp.(a)	6,004
		9,440
Health Care Providers & Services – 2.60%
799	Triple–S Management Corp. – Class B(a)	14,278
Health Care Technology – 0.91%
344	Change Healthcare, Inc.(a)	4,991
Household Durables – 5.83%
620	Dorel Industries, Inc. – Class B(a)	5,527
129	Mohawk Industries, Inc.(a)	12,589
567	Taylor Morrison Home Corp.(a)	13,943
		32,059
Insurance – 5.22%
163	American National Group, Inc.	11,007
50	National Western Life Group, Inc. – Class A	9,139
579	Old Republic International Corp.	8,534
		28,680
Machinery – 5.71%
1,256	Graham Corp.	16,039
97	Greenbrier Companies., Inc.	2,852
167	Hurco Companies, Inc.	4,743
576	L.B. Foster Co. – Class A(a)	7,730
		31,364
Media – 1.24%
324	Scholastic Corp.	6,801
Multi-Utilities – 1.58%
254	Avista Corp.	8,666
Oil, Gas & Consumable Fuels – 1.47%
382	World Fuel Services Corp.	8,095

The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Small Cap Value Fund
SCHEDULE OF INVESTMENTS — September 30, 2020 (continued)

Shares		Value
Personal Products – 3.70%
729	Edgewell Personal Care Co.(a)	$ 20,325
Pharmaceuticals – 5.84%
347	AMAG Pharmaceuticals, Inc.(a)	3,262
1,118	Avadel Pharmaceuticals Plc – ADR(a)	5,634
657	Phibro Animal Health Corp. – Class A	11,432
324	Prestige Consumer Healthcare, Inc.(a)	11,800
		32,128
Professional Services – 3.15%
377	Kelly Services, Inc. – Class A	6,424
945	Resources Connection, Inc.	10,915
		17,339
Real Estate Management & Development – 1.48%
395	The St. Joe Co.(a)	8,149
Software – 1.51%
55	MicroStrategy, Inc. – Class A(a)	8,281
Shares		Value
Specialty Retail – 0.78%
76	Aaron's, Inc.	$ 4,305
Textiles, Apparel & Luxury Goods – 0.47%
263	Movado Group, Inc.	2,614
Thrifts & Mortgage Finance – 0.95%
257	Territorial Bancorp, Inc.	5,199
Trading Companies & Distributors – 0.62%
1,365	Houston Wire & Cable Co.(a)	3,413
TOTAL COMMON STOCKS (Cost $541,944)		$523,129
PREFERRED STOCKS – 0.01%
Oil, Gas & Consumable Fuels – 0.01%
37	Chesapeake Energy Corp., 5.750%	$ 48
TOTAL PREFERRED STOCKS (Cost $13,997)		$ 48

	Principal Amount	Value
CORPORATE BONDS – 3.17%
Oil, Gas & Consumable Fuels – 3.17%
Chesapeake Energy Corp. 11.500%, 1/1/2025(b),(c)	$ 129,000	$ 17,415
TOTAL CORPORATE BONDS (Cost $14,592)		$ 17,415

	Shares	Value
SHORT-TERM INVESTMENTS – 3.62%
Northern Institutional Funds - Treasury Portfolio (Premier), 0.000%, (d)	19,908	$ 19,908
TOTAL SHORT-TERM INVESTMENTS (Cost $19,908)		$ 19,908
Total Investments (Cost $590,441) – 101.98%		$ 560,500
Liabilities in Excess of Other Assets – (1.98)%		(10,905)
TOTAL NET ASSETS – 100.00%		$ 549,595

Percentages are stated as a percent of net assets.
ADR American Depositary Receipt

(a)	Non-income producing security.
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Small Cap Value Fund
SCHEDULE OF INVESTMENTS — September 30, 2020 (continued)

(b)	Acquired in a transaction exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $17,415 which represented 3.17% of the net assets of the Fund.
(c)	Issuer is in default of interest payments.
(d)	The rate shown is the annualized seven day yield as of September 30, 2020.
The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC or were otherwise determined by the Adviser to be appropriate. This information is unaudited.
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Small Cap Value Fund
SCHEDULE OF INVESTMENTS BY COUNTRY — September 30, 2020

COMMON STOCKS
Brazil	1.56%
Canada	3.79%
Ireland	1.02%
United States	88.81%
TOTAL COMMON STOCKS	95.18%
CORPORATE BONDS
United States	3.17%
TOTAL CORPORATE BONDS	3.17%
PREFERRED STOCKS
United States	0.01%
TOTAL PREFERRED STOCKS	0.01%
SHORT-TERM INVESTMENTS	3.62%
TOTAL INVESTMENTS	101.98%
Liabilities in Excess of Other Assets	(1.98)%
TOTAL NET ASSETS	100.00%
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Core Plus Fixed Income Fund
SCHEDULE OF INVESTMENTS — September 30, 2020

	Shares	Value
COMMON STOCKS – 0.00%
Household Durables – 0.00%
Urbi Desarrollos Urbanos SAB de CV (a)	1,564	$ 930
TOTAL COMMON STOCKS (Cost $292,050)		$ 930

	Principal Amount	Value
FEDERAL AND FEDERALLY SPONSORED CREDITS – 9.27%
Federal Home Loan Mortgage Corporation – 3.06%
Pool A9-3505 4.500%, 8/1/2040	$ 80,188	$ 90,006
Pool G0-6018 6.500%, 4/1/2039	19,144	22,288
Pool G1-8578 3.000%, 12/1/2030	1,071,914	1,127,758
Pool SD-8001 3.500%, 7/1/2049	635,192	669,167
Pool SD-8003 4.000%, 7/1/2049	695,166	741,428
		2,650,647
Federal National Mortgage Association – 6.21%
Pool 934124 5.500%, 7/1/2038	39,170	45,137
Pool AL9865 3.000%, 2/1/2047	1,396,054	1,466,855
Pool AS6201 3.500%, 11/1/2045	551,951	589,378
Pool BJ2553 3.500%, 12/1/2047	504,251	534,646
Pool BN6683 3.500%, 6/1/2049	1,101,661	1,160,366
Pool CA1624 3.000%, 4/1/2033	810,264	857,275
Pool MA0918 4.000%, 12/1/2041	186,268	204,484
Pool MA3687 4.000%, 6/1/2049	501,255	533,973
		5,392,114
TOTAL FEDERAL AND FEDERALLY SPONSORED CREDITS (Cost $7,652,302)		$ 8,042,761
OTHER MORTGAGE RELATED SECURITIES – 0.00%
Collateralized Mortgage Obligations – 0.00%
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR14 3.104%, 10/25/2036(b)	$ 727	$ 706
TOTAL OTHER MORTGAGE RELATED SECURITIES (Cost $716)		$ 706
US GOVERNMENTS – 55.83%
Sovereign – 55.83%
United States Treasury Note
2.375%, 8/15/2024	$11,360,000	$ 12,311,844
2.000%, 11/15/2021	211,000	215,418
2.000%, 2/15/2023	1,140,000	1,189,919
2.250%, 2/15/2027	15,075,000	16,833,357
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Core Plus Fixed Income Fund
SCHEDULE OF INVESTMENTS — September 30, 2020 (continued)

	Principal Amount	Value
2.375%, 5/15/2029	$ 7,650,000	$ 8,806,166
United States Treasury Bond 4.750%, 2/15/2037	5,775,000	9,106,679
TOTAL US GOVERNMENTS (Cost $43,575,320)		$ 48,463,383
CORPORATE BONDS – 30.63%
Automobiles – 0.48%
Ford Motor Credit Co. LLC 5.875%, 8/2/2021	$ 410,000	$ 417,688
Banks – 4.67%
Fifth Third Bancorp 8.250%, 3/1/2038	175,000	285,660
Goldman Sachs Group, Inc. 3.000%, 4/26/2022	780,000	791,266
JPMorgan Chase & Co. 3.738% (3M LIBOR + 3.470%), Perpetual(c)	1,317,000	1,262,828
USB Capital IX 3.500% (3M LIBOR + 1.020%, minimum of 3.500%), Perpetual(c)	1,830,000	1,713,813
		4,053,567
Commercial Services & Supplies – 2.71%
Iron Mountain, Inc. 4.875%, 9/15/2027(d)	645,000	657,747
Prime Security Services Borrower LLC
5.750%, 4/15/2026(d)	715,000	764,607
6.250%, 1/15/2028(d)	915,000	926,437
		2,348,791
Consumer Products – 2.43%
Avon International Operations, Inc. 7.875%, 8/15/2022(d)	1,415,000	1,431,676
Wyndham Destinations, Inc. 3.900%, 3/1/2023	690,000	676,200
		2,107,876
Containers & Packaging – 0.52%
Sealed Air Corp. 4.000%, 12/1/2027(d)	430,000	449,264
Electric Utilities – 0.29%
Commonwealth Edison Co. 5.900%, 3/15/2036	175,000	252,379
Equipment – 0.03%
Continental Airlines Pass Through Trust Series 2007-1 5.983%, 4/19/2022	24,286	23,817
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Core Plus Fixed Income Fund
SCHEDULE OF INVESTMENTS — September 30, 2020 (continued)

	Principal Amount	Value
Food, Beverage & Tobacco – 0.98%
Pilgrim's Pride Corp. 5.750%, 3/15/2025(d)	$ 835,000	$ 850,656
Health Care Facilities & Services – 1.60%
CVS Health Corp. 4.100%, 3/25/2025	58,000	65,518
Tenet Healthcare Corp.
5.125%, 5/1/2025	270,000	272,511
4.875%, 1/1/2026(d)	1,030,000	1,048,705
		1,386,734
Homebuilders – 2.23%
PulteGroup, Inc. 5.500%, 3/1/2026	980,000	1,117,200
Toll Brothers Finance Corp. 4.875%, 11/15/2025	745,000	819,500
		1,936,700
Insurance – 0.93%
American International Group, Inc. 6.400%, 12/15/2020	800,000	809,697
Media – 1.20%
Charter Communications Operating LLC 4.908%, 7/23/2025	295,000	341,086
Netflix, Inc. 5.375%, 2/1/2021	695,000	701,950
		1,043,036
Oil, Gas & Consumable Fuels – 7.71%
BP Capital Markets Plc 3.506%, 3/17/2025	810,000	901,785
Chesapeake Energy Corp. 11.500%, 1/1/2025(d),(e)	3,616,000	488,160
Chevron Corp. 2.100%, 5/16/2021	1,150,000	1,161,702
Exxon Mobil Corp. 2.397%, 3/6/2022	945,000	970,090
Kinder Morgan, Inc. 4.300%, 6/1/2025	1,054,000	1,187,165
Occidental Petroleum Corp.
1.730% (3M LIBOR + 1.450%), 8/15/2022(c)	365,000	333,063
3.500%, 6/15/2025	555,000	460,650
Range Resources Corp. 5.000%, 3/15/2023	1,256,000	1,193,200
		6,695,815
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Core Plus Fixed Income Fund
SCHEDULE OF INVESTMENTS — September 30, 2020 (continued)

	Principal Amount	Value
Technology – 2.74%
Microsoft Corp. 2.400%, 2/6/2022	$ 1,000,000	$ 1,027,735
VMware, Inc.
4.500%, 5/15/2025	215,000	243,386
3.900%, 8/21/2027	995,000	1,111,358
		2,382,479
Telecommunications – 2.11%
AT&T, Inc. 3.000%, 6/30/2022	1,630,000	1,695,170
Telefonica Emisiones SA 5.462%, 2/16/2021	135,000	137,496
		1,832,666
TOTAL CORPORATE BONDS (Cost $25,039,695)		$ 26,591,165
ASSET BACKED SECURITIES – 1.72%
Student Loan – 1.72%
SLM Private Credit Student Loan Trust Series 2007-A, 0.553% (3M LIBOR + 0.240%), 12/16/2041(c)	$ 251,252	$ 241,531
SLM Private Credit Student Loan Trust Series 2004-B, 0.681% (3M LIBOR + 0.430%), 9/15/2033(c)	300,000	282,110
SLM Private Credit Student Loan Trust Series 2005-A, 0.561% (3M LIBOR + 0.310%), 12/15/2038(c)	394,000	376,984
SLM Private Credit Student Loan Trust Series 2006-A, 0.540% (3M LIBOR + 0.290%), 6/15/2039(c)	625,615	595,058
TOTAL ASSET BACKED SECURITIES (Cost $1,446,824)		$ 1,495,683

	Shares	Value
SHORT-TERM INVESTMENTS – 3.89%
Money Market Funds – 3.89%
Northern Institutional Funds - Treasury Portfolio (Premier), 0.00%(f)	3,376,314	$ 3,376,314
TOTAL SHORT-TERM INVESTMENTS (Cost $3,376,314)		$ 3,376,314
Total Investments (Cost $81,383,221) – 101.34%		$87,970,942
Liabilities in Excess of Other Assets – (1.34)%		(1,159,767)
Total Net Assets – 100.00%		$86,811,175

Percentages are stated as a percent of net assets.
LIBOR London Interbank Offered Rate

(a)	Non-income producing security.
(b)	Variable rate security. The coupon is based on an underlying pool of loans.
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Core Plus Fixed Income Fund
SCHEDULE OF INVESTMENTS — September 30, 2020 (continued)

(c)	Variable rate security. The coupon is based on a reference index and spread index.
(d)	Acquired in a transaction exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $6,617,252 which represented 7.62% of the net assets of the Fund.
(e)	Issuer has defaulted on terms of debt obligation. Income is not being accrued.
(f)	The rate shown is the annualized seven day yield as of September 30, 2020.
The industry classifications represented in the Schedule of Investments are in accordance with Bloomberg Industry Classification Standards (BICS) or were otherwise determined by the Adviser to be appropriate. This information is unaudited.
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

(This Page Intentionally Left Blank)

Brandes Investment Trust
STATEMENTS OF ASSETS AND LIABILITIES — September 30, 2020

	Brandes International Equity Fund	Brandes Global Equity Fund
ASSETS
Investment in securities, at value(1), (2)
Unaffiliated issuers	$ 477,324,410	$30,001,962
Affiliated issuers	—	—
Foreign Currency(1)	85,715	10,284
Receivables:
Securities sold	—	227,453
Fund shares sold	270,764	115
Dividends and interest	1,440,889	58,408
Tax reclaims	1,176,788	58,937
Securities lending	117,700	3,256
Due from Advisor	3,852	—
Receivable from service providers	16,704	906
Prepaid expenses and other assets	29,828	34,478
Total Assets	480,466,650	30,395,799
LIABILITIES
Payables:
Securities purchased	—	484
Fund shares redeemed	601,494	78,928
Due to Advisor	302,547	20,315
12b-1 Fee	9,443	651
Trustee Fees	17,319	1,104
Custodian Fee Payable	6,490	—
Foreign capital gains taxes	—	—
Dividends payable	53,376	868
Accrued expenses	283,178	87,076
Total Liabilities	1,273,847	189,426
NET ASSETS	$ 479,192,803	$30,206,373
COMPONENTS OF NET ASSETS
Paid in Capital	$ 729,188,118	$31,615,726
Total distributable earnings (loss)	(249,995,315)	(1,409,353)
Total Net Assets	$ 479,192,803	$30,206,373
Net asset value, offering price and redemption proceeds per share
Class A Shares
Net Assets	$ 22,083,012	$ 911,207
Shares outstanding (unlimited shares authorized without par value)	1,634,147	47,204
Offering and redemption price	$ 13.51	$ 19.30
Maximum offering price per share*	$ 14.40	$ 20.64
Class C Shares
Net Assets	$ 7,587,892	$ 717,254
Shares outstanding (unlimited shares authorized without par value)	571,712	37,437
Offering and redemption price	$ 13.27	$ 19.16
Class I Shares
Net Assets	$ 401,730,441	$28,577,912
Shares outstanding (unlimited shares authorized without par value)	29,599,640	1,468,285
Offering and redemption price	$ 13.57	$ 19.46
Class R6 Shares
Net Assets	$ 47,791,458	$ N/A
Shares outstanding (unlimited shares authorized without par value)	3,502,813	N/A
Offering and redemption price	$ 13.64	$ N/A
(1)Cost of:
Investments in securities
Unaffiliated issuers	$ 654,755,591	$31,213,691
Affiliated issuers	—	—
Foreign currency	85,714	10,253
(2)Market value of securities loaned of:	$ 5,179,523	$—

*	Includes a sales load of 5.75% for the International, Global, Emerging Markets, International Small Cap, and Small Cap Value Funds and 3.75% for the Core Plus Fund. (see Note 7 of the Notes to Financial Statements)
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
STATEMENTS OF ASSETS AND LIABILITIES — September 30, 2020  (continued)

Brandes Emerging Markets Value Fund	Brandes International Small Cap Equity Fund	Brandes Small Cap Value Fund	Brandes Core Plus Fixed Income Fund

$1,056,829,256	$ 308,378,495	$ 560,500	$87,970,942
—	1,007,668	—	—
986	29,920	—	—

4,227,474	1,875,744	—	—
625,950	490,296	—	32,236
2,050,227	821,032	1,591	409,052
166,984	431,072	—	—
—	—	—	—
—	—	10,764	20,977
35,068	9,185	14	2,200
57,609	31,670	13,732	24,973
1,063,993,554	313,075,082	586,601	88,460,380

—	726,314	2,973	1,398,709
2,906,355	167,527	—	115,879
849,204	245,974	322	24,700
43,728	10,248	5	258
38,781	11,029	20	3,018
16,615	5,147	971	1,097
162,998	—	—	—
256,490	3,320	—	3,070
565,236	342,483	32,715	102,474
4,839,407	1,512,042	37,006	1,649,205
$1,059,154,147	$ 311,563,040	$ 549,595	$86,811,175

$1,535,953,357	$ 591,501,065	$ 747,750	$83,607,624
(476,799,210)	(279,938,025)	(198,155)	3,203,551
$1,059,154,147	$ 311,563,040	$ 549,595	$86,811,175

$ 174,183,974	$ 35,795,573	$ 29,205	$ 1,237,488
24,756,712	3,837,186	3,428	129,985
$ 7.04	$ 9.33	$ 8.52	$ 9.52
$ 7.50	$ 9.93	$ 9.09	$ 10.19

$ 11,131,493	$ 4,529,558	$ N/A	$ N/A
1,589,002	501,824	N/A	N/A
$ 7.01	$ 9.03	$ N/A	$ N/A

$ 834,756,089	$ 260,767,216	$ 520,292	$85,573,587
118,019,731	27,833,782	60,675	8,914,262
$ 7.07	$ 9.37	$ 8.58	$ 9.60

$ 39,082,591	$ 10,470,693	$ 98	$ 100
5,499,626	1,115,075	12	10
$ 7.11	$ 9.39	$ 8.00	$ 9.60

$1,395,115,640	$ 377,283,172	$ 590,441	$81,383,221
—	30,880,966	—	—
985	29,919	—	—
$ —	$ —	$ —	$—
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
STATEMENTS OF OPERATIONS — For the Year Ended September 30, 2020

	Brandes International Equity Fund	Brandes Global Equity Fund
INVESTMENT INCOME
Income
Dividend income
Unaffiliated issuers	$ 17,526,363	$ 954,922
Non Cash Dividends	945,227	—
Less: Foreign taxes withheld	(1,804,882)	(46,127)
Interest income	119,421	4,751
Income from securities lending	330,576	6,013
Total Income	17,116,705	919,559
Expenses
Advisory fees (Note 3)	4,425,435	260,214
Custody fees	80,346	8,265
Administration fees (Note 3)	140,889	18,318
Insurance expense	18,937	967
Legal fees	56,852	3,006
Printing fees	50,887	3,060
Miscellaneous	63,414	6,840
Registration expense	110,812	34,316
Trustees fees	90,888	4,936
Transfer agent fees	120,298	19,679
12b-1 Fees – Class A	64,670	3,047
12b-1 Fees – Class C	75,019	6,849
Shareholder Service Fees – Class C	25,007	2,283
Sub-Transfer Agency Fees – Class I	254,672	15,197
Accounting fees	26,473	19,634
Auditing fees	53,513	46,116
Total expenses	5,658,112	452,727
Expenses waived by Advisor	(464,613)	(112,731)
Expenses waived by Service Providers	(50,350)	(2,583)
Total net expenses	5,143,149	337,413
Net investment income	11,973,556	582,146
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Unaffiliated investments	(61,359,277)	982,919
Foreign currency transactions	(151,301)	(7,480)
Net realized gain (loss)	(61,510,578)	975,439
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments (net of increase in estimated foreign capital gains taxes of $162,998 for the Emerging Markets Fund)	(53,936,184)	(4,789,985)
Affiliated investments	—	—
Foreign currency transactions	130,348	4,758
Net change in unrealized appreciation (depreciation)	(53,805,836)	(4,785,227)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(115,316,414)	(3,809,788)
Net increase (decrease) in net assets resulting from operations	$(103,342,858)	$(3,227,642)
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
STATEMENTS OF OPERATIONS — For the Year Ended September 30, 2020  (continued)

Brandes Emerging Markets Value Fund	Brandes International Small Cap Equity Fund	Brandes Small Cap Value Fund	Brandes Core Plus Fixed Income Fund

$ 42,723,403	$ 7,499,673	$ 8,592	$ 5,689
—	—	3,365	—
(5,598,139)	(661,392)	—	—
140,431	122,128	985	2,455,542
—	25,687	—	—
37,265,695	6,986,096	12,942	2,461,231

11,751,864	3,203,503	3,564	297,747
340,225	59,105	5,112	5,250
282,213	84,977	11,317	33,022
38,146	14,323	69	2,264
118,313	31,534	16	7,685
119,293	20,768	1,908	6,620
157,830	64,052	2,267	10,191
97,085	57,308	52,313	47,170
190,093	50,409	—	13,063
450,742	84,349	15,885	11,119
510,528	88,873	36	4,346
110,064	39,203	—	—
36,686	13,068	—	—
290,082	140,876	164	58,974
29,675	26,084	16,730	15,425
57,187	49,370	43,565	45,241
14,580,026	4,027,802	152,946	558,117
(126,168)	(25,918)	(148,291)	(136,785)
(102,631)	(25,917)	(38)	(10,343)
14,351,227	3,975,967	4,617	410,989
22,914,468	3,010,129	8,325	2,050,242

(108,076,408)	(45,423,208)	21,006	(1,658,866)
(910,849)	44,369	156	—
(108,987,257)	(45,378,839)	21,162	(1,658,866)

(165,567,500)	16,510,605	(22,544)	4,583,064
11,423,627	(1,329,960)	—	—
10,413	34,389	—	—
(154,133,460)	15,215,034	(22,544)	4,583,064
(263,120,717)	(30,163,805)	(1,382)	2,924,198
$(240,206,249)	$(27,153,676)	$ 6,943	$ 4,974,440
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
STATEMENT OF CHANGES IN NET ASSETS

	Brandes International Equity Fund		Brandes Global Equity Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$ 11,973,556	$ 24,992,500	$ 582,146	$ 1,113,899
Net realized gain (loss) on:
Investments	(61,359,277)	(2,065,397)	982,919	(1,072,737)
Redemption in-kind	—	—	—	91,756
Foreign currency transactions	(151,301)	(312,368)	(7,480)	(34,297)
Net unrealized appreciation (depreciation) on:
Investments	(53,936,184)	(69,944,066)	(4,789,985)	(3,780,920)
Foreign currency transactions	130,348	(28,967)	4,758	(200)
Net increase (decrease) in net assets resulting from operations	(103,342,858)	(47,358,298)	(3,227,642)	(3,682,499)
DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders
Class A	(633,619)	(1,307,402)	(23,271)	(174,666)
Class C	(193,760)	(502,763)	(11,406)	(90,070)
Class I	(13,239,310)	(25,706,405)	(643,170)	(3,614,095)
Class R6	(1,236,134)	(1,310,485)	N/A	N/A
Decrease in net assets from distributions	(15,302,823)	(28,827,055)	(677,847)	(3,878,831)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	238,453,291	352,119,388	902,634	5,549,682
Net asset value of shares issued on reinvestment of distributions	14,391,141	27,122,568	670,579	3,840,206
Cost of shares redeemed	(358,370,424)	(342,230,968)	(3,533,160)	(31,256,592)
Cost of shares redeemed from redemption in-kind (Note 10)	—	—	—	(2,112,940)
Net increase (decrease) in net assets from capital share transactions	(105,525,992)	37,010,988	(1,959,947)	(23,979,644)
Total increase (decrease) in net assets	(224,171,673)	(39,174,365)	(5,865,436)	(31,540,974)
NET ASSETS
Beginning of the Period	703,364,476	742,538,841	36,071,809	67,612,783
End of the Period	$ 479,192,803	$ 703,364,476	$30,206,373	$ 36,071,809
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
STATEMENT OF CHANGES IN NET ASSETS (continued)

	Brandes Emerging Markets Value Fund		Brandes International Small Cap Equity Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$ 22,914,468	$ 34,611,242	$ 3,010,129	$ 10,528,716
Net realized gain (loss) on:
Investments	(108,076,408)	20,752,214	(45,423,208)	(116,507,462)
Redemption in-kind	—	—	—	—
Foreign currency transactions	(910,849)	313,477	44,369	(42,701)
Net unrealized appreciation (depreciation) on:
Investments	(154,143,873)	(16,858,102)	15,180,645	(6,809,821)
Foreign currency transactions	10,413	(50,755)	34,389	13,121
Net increase (decrease) in net assets resulting from operations	(240,206,249)	38,768,076	(27,153,676)	(112,818,147)
DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders
Class A	(4,338,344)	(4,270,926)	(283,816)	(2,579,162)
Class C	(208,593)	(219,104)	(29,177)	(381,674)
Class I	(22,968,401)	(22,135,574)	(2,517,835)	(22,475,604)
Class R6	(1,065,052)	(859,192)	(119,547)	(2,449,141)
Decrease in net assets from distributions	(28,580,390)	(27,484,796)	(2,950,375)	(27,885,581)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	506,169,480	469,166,542	97,928,290	193,681,212
Net asset value of shares issued on reinvestment of distributions	26,396,697	24,989,132	2,829,694	26,544,230
Cost of shares redeemed	(623,820,599)	(563,551,771)	(244,687,795)	(725,653,118)
Cost of shares redeemed from redemption in-kind (Note 10)	—	—	—	—
Net increase (decrease) in net assets from capital share transactions	(91,254,422)	(69,396,097)	(143,929,811)	(505,427,676)
Total increase (decrease) in net assets	(360,041,061)	(58,112,817)	(174,033,862)	(646,131,404)
NET ASSETS
Beginning of the Period	1,419,195,208	1,477,308,025	485,596,902	1,131,728,306
End of the Period	$1,059,154,147	$1,419,195,208	$ 311,563,040	$ 485,596,902
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
STATEMENT OF CHANGES IN NET ASSETS (continued)

	Brandes Small Cap Value Fund		Brandes Core Plus Fixed Income Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$ 8,325	$ 61,126	$ 2,050,242	$ 2,444,013
Net realized gain (loss) on:
Investments	21,006	(245,372)	(1,658,866)	(950,890)
Redemption in-kind	—	(959,099)	—	—
Foreign currency transactions	156	(52)	—	—
Net unrealized appreciation (depreciation) on:
Investments	(22,544)	83,063	4,583,064	3,872,912
Foreign currency transactions	—	—	—	—
Net increase (decrease) in net assets resulting from operations	6,943	(1,060,334)	4,974,440	5,366,035
DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders
Class A	(95)	(1,892)	(37,997)	(58,426)
Class C	N/A	N/A	N/A	N/A
Class I	(2,749)	(396,607)	(1,911,433)	(2,372,519)
Class R6	N/A	(347,896)	(3)	(4)
Decrease in net assets from distributions	(2,844)	(746,395)	(1,949,433)	(2,430,949)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	125,305	5,000	12,809,224	15,713,889
Net asset value of shares issued on reinvestment of distributions	2,844	746,395	1,913,508	2,391,447
Cost of shares redeemed	(63,782)	(5,184,173)	(17,487,590)	(25,992,319)
Cost of shares redeemed from redemption in-kind (Note 10)	—	(3,609,199)	—	—
Net increase (decrease) in net assets from capital share transactions	64,367	(8,041,977)	(2,764,858)	(7,886,983)
Total increase (decrease) in net assets	68,466	(9,848,706)	260,149	(4,951,897)
NET ASSETS
Beginning of the Period	481,129	10,329,835	86,551,026	91,502,923
End of the Period	$549,595	$ 481,129	$ 86,811,175	$ 86,551,026
The accompanying notes to financial statements are an integral part of this statement.

(This Page Intentionally Left Blank)

Brandes Investment Trust
FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income(1)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Net asset value, end of period
Brandes International Equity Fund
Class A
9/30/2020	$16.02	0.26	(2.40)	(2.14)	(0.37)	$13.51
9/30/2019	$17.71	0.53	(1.59)	(1.06)	(0.63)	$16.02
9/30/2018	$17.48	0.36	0.17	0.53	(0.30)	$17.71
9/30/2017	$15.70	0.29	2.03	2.32	(0.54)	$17.48
9/30/2016	$14.90	0.35	0.81	1.16	(0.36)	$15.70
Class C
9/30/2020	$15.76	0.13	(2.33)	(2.20)	(0.29)	$13.27
9/30/2019	$17.47	0.40	(1.58)	(1.18)	(0.53)	$15.76
9/30/2018	$17.30	0.22	0.18	0.40	(0.23)	$17.47
9/30/2017	$15.58	0.17	2.00	2.17	(0.45)	$17.30
9/30/2016	$14.79	0.23	0.81	1.04	(0.25)	$15.58
Class I
9/30/2020	$16.07	0.27	(2.37)	(2.10)	(0.40)	$13.57
9/30/2019	$17.76	0.56	(1.60)	(1.04)	(0.65)	$16.07
9/30/2018	$17.52	0.40	0.16	0.56	(0.32)	$17.76
9/30/2017	$15.72	0.33	2.04	2.37	(0.57)	$17.52
9/30/2016	$14.92	0.38	0.81	1.19	(0.39)	$15.72
Class R6
9/30/2020	$16.15	0.36	(2.47)	(2.11)	(0.40)	$13.64
9/30/2019	$17.83	0.59	(1.61)	(1.02)	(0.66)	$16.15
9/30/2018	$17.56	0.42	0.18	0.60	(0.33)	$17.83
9/30/2017	$15.74	0.35	2.04	2.39	(0.57)	$17.56
2/1/2016(7) – 9/30/2016	$14.41	0.27	1.39	1.66	(0.33)	$15.74

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(3)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(4)	Includes expenses not covered by the Trust’s expense limitation agreement.
(5)	As of June 30, 2019, the expense cap for the class changed from 1.00% to 0.85%.
(6)	As of June 30, 2019, the expense cap for the class changed from 0.82% to 0.75%.
(7)	Commencement of operations.
(8)	The total return figure is the since inception return for the class.
(9)	Annualized.
(10)	Not annualized.
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Total return(2)	Net assets, end of period (millions)	Ratio of net expenses to average net assets(3)	Ratio of net investment income to average net assets(3)	Ratio of expenses (prior to reimburse-ments) to average net assets	Ratio of net investment income (prior to reimburse-ments) to average net assets	Portfolio turnover rate

(13.42)%	$ 22.1	1.13%	1.80%	1.14%	1.79%	23.20%
(5.98)%	$ 32.0	1.16%	3.21%	1.16%	3.21%	14.43%
3.02%	$ 34.9	1.16%	2.00%	1.16%	2.00%	20.37%
15.07%	$ 31.5	1.18% (4)	1.77%	1.18% (4)	1.77%	33.82%
7.90%	$ 14.3	1.18%	2.30%	1.18%	2.30%	17.60%

(14.06)%	$ 7.6	1.88%	1.01%	1.89%	1.00%	23.20%
(6.73)%	$ 13.1	1.91%	2.46%	1.91%	2.46%	14.43%
2.31%	$ 18.3	1.91%	1.25%	1.91%	1.25%	20.37%
14.19%	$ 17.9	1.93% (4)	1.01%	1.93% (4)	1.01%	33.82%
7.10%	$ 13.1	1.93%	1.55%	1.93%	1.55%	17.60%

(13.13)%	$401.7	0.85%	2.03%	0.94%	1.94%	23.20%
(5.82)%	$622.4	0.94% (5)	3.43%	0.96% (5)	3.41%	14.43%
3.23%	$664.7	0.96%	2.20%	0.96%	2.20%	20.37%
15.33%	$523.1	0.98% (4)	1.96%	0.98% (4)	1.96%	33.82%
8.10%	$648.3	1.00%	2.48%	0.98%	2.50%	17.60%

(13.08)%	$ 47.8	0.75%	2.35%	0.89%	2.21%	23.20%
(5.69)%	$ 35.9	0.80% (6)	3.57%	0.91% (6)	3.46%	14.43%
3.44%	$ 24.6	0.82%	2.34%	0.91%	2.25%	20.37%
15.48%	$ 38.5	0.83% (4)	2.12%	0.93% (4)	2.02%	33.82%
11.60% (8)	$ 27.7	0.82% (9)	2.67% (9)	0.93% (9)	2.56% (9)	17.60% (10)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income(1)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Dividends from net realized gains
Brandes Global Equity Fund
Class A
9/30/2020	$21.75	0.28	(2.33)	(2.05)	(0.40)	—
9/30/2019	$24.61	0.47	(1.80)	(1.33)	(0.48)	(1.05)
9/30/2018	$24.42	0.43	0.69	1.12	(0.42)	(0.51)
9/30/2017	$21.21	0.34	3.28	3.62	(0.41)	—
9/30/2016	$21.85	0.40	0.67	1.07	(0.42)	(1.29)
Class C
9/30/2020	$21.60	0.17	(2.35)	(2.18)	(0.26)	—
9/30/2019	$24.45	0.30	(1.78)	(1.48)	(0.32)	(1.05)
9/30/2018	$24.28	0.24	0.69	0.93	(0.25)	(0.51)
9/30/2017	$21.09	0.18	3.25	3.43	(0.24)	—
9/30/2016	$21.73	0.25	0.66	0.91	(0.26)	(1.29)
Class I
9/30/2020	$21.91	0.38	(2.39)	(2.01)	(0.44)	—
9/30/2019	$24.77	0.53	(1.81)	(1.28)	(0.53)	(1.05)
9/30/2018	$24.57	0.49	0.70	1.19	(0.48)	(0.51)
9/30/2017	$21.33	0.41	3.30	3.71	(0.47)	—
9/30/2016	$21.95	0.46	0.67	1.13	(0.46)	(1.29)

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(3)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(4)	Includes expenses not covered by the Trust’s expense limitation agreement.
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Net asset value, end of period	Total return(2)	Net assets, end of period (millions)	Ratio of net expenses to average net assets(3)	Ratio of net investment income to average net assets(3)	Ratio of expenses (prior to reimburse-ments) to average net assets	Ratio of net investment income (prior to reimburse-ments) to average net assets	Portfolio turnover rate

$19.30	(9.41)%	$ 0.9	1.25%	1.56%	1.58%	1.23%	17.16%
$21.75	(5.22)%	$ 1.5	1.25%	2.11%	1.56%	1.81%	12.11%
$24.61	4.68%	$ 3.4	1.25%	1.72%	1.40%	1.57%	8.89%
$24.42	17.20%	$ 5.8	1.26% (4)	1.52%	1.45% (4)	1.33%	17.42%
$21.21	5.01%	$ 4.6	1.25%	1.95%	1.58%	1.62%	15.68%

$19.16	(10.08)%	$ 0.7	2.00%	0.84%	2.32%	0.52%	17.16%
$21.60	(5.91)%	$ 1.2	2.00%	1.37%	2.32%	1.05%	12.11%
$24.45	3.88%	$ 1.6	2.00%	0.97%	2.15%	0.82%	8.89%
$24.28	16.31%	$ 1.7	2.01% (4)	0.77%	2.21% (4)	0.57%	17.42%
$21.09	4.20%	$ 2.0	2.00%	1.20%	2.32%	0.88%	15.68%

$19.46	(9.18)%	$28.6	1.00%	1.83%	1.36%	1.47%	17.16%
$21.91	(4.98)%	$33.4	1.00%	2.37%	1.36%	2.00%	12.11%
$24.77	4.95%	$62.6	1.00%	1.97%	1.20%	1.77%	8.89%
$24.57	17.48%	$61.7	1.01% (4)	1.77%	1.26% (4)	1.52%	17.42%
$21.33	5.26%	$47.3	1.00%	2.20%	1.38%	1.82%	15.68%
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income(1)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Net asset value, end of period
Brandes Emerging Markets Value Fund
Class A
9/30/2020	$8.57	0.13	(1.49)	(1.36)	(0.17)	$7.04
9/30/2019	$8.46	0.19	0.07	0.26	(0.15)	$8.57
9/30/2018	$9.47	0.15	(1.01)	(0.86)	(0.15)	$8.46
9/30/2017	$7.91	0.10	1.60	1.70	(0.14)	$9.47
9/30/2016	$6.19	0.12	1.69	1.81	(0.09)	$7.91
Class C
9/30/2020	$8.53	0.07	(1.48)	(1.41)	(0.11)	$7.01
9/30/2019	$8.44	0.13	0.06	0.19	(0.10)	$8.53
9/30/2018	$9.43	0.08	(0.99)	(0.91)	(0.08)	$8.44
9/30/2017	$7.86	0.05	1.58	1.63	(0.06)	$9.43
9/30/2016	$6.15	0.07	1.67	1.74	(0.03)	$7.86
Class I
9/30/2020	$8.62	0.14	(1.50)	(1.36)	(0.19)	$7.07
9/30/2019	$8.50	0.21	0.08	0.29	(0.17)	$8.62
9/30/2018	$9.51	0.17	(1.01)	(0.84)	(0.17)	$8.50
9/30/2017	$7.94	0.13	1.60	1.73	(0.16)	$9.51
9/30/2016	$6.21	0.14	1.70	1.84	(0.11)	$7.94
Class R6
9/30/2020	$8.65	0.16	(1.51)	(1.35)	(0.19)	$7.11
9/30/2019	$8.53	0.23	0.07	0.30	(0.18)	$8.65
9/30/2018	$9.53	0.19	(1.02)	(0.83)	(0.17)	$8.53
9/30/2017	$7.93	0.15	1.62	1.77	(0.17)	$9.53
7/11/2016(5) – 9/30/2016	$7.54	0.04	0.38	0.42	(0.03)	$7.93

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(3)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(4)	Includes expenses not covered by the Trust’s expense limitation agreement.
(5)	Commencement of operations.
(6)	The total return figure is the since inception return for the class.
(7)	Amount is less than $50,000.
(8)	Annualized.
(9)	Not annualized.
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Total return(2)	Net assets, end of period (millions)	Ratio of net expenses to average net assets(3)	Ratio of net investment income to average net assets(3)	Ratio of expenses (prior to reimburse-ments) to average net assets	Ratio of net investment income (prior to reimburse-ments) to average net assets	Portfolio turnover rate

(16.10)%	$ 174.2	1.33%	1.75%	1.34%	1.74%	34.39%
3.10%	$ 235.9	1.35%	2.23%	1.35%	2.23%	22.09%
(9.14)%	$ 258.8	1.37%	1.62%	1.34%	1.65%	37.66%
21.78%	$ 319.2	1.42% (4)	1.27%	1.40% (4)	1.29%	23.67%
29.38%	$ 305.0	1.37%	1.74%	1.39%	1.72%	26.48%

(16.63)%	$ 11.1	2.08%	0.90%	2.09%	0.89%	34.39%
2.27%	$ 18.0	2.10%	1.48%	2.10%	1.48%	22.09%
(9.70)%	$ 22.8	2.10%	0.89%	2.09%	0.90%	37.66%
20.83%	$ 28.2	2.17% (4)	0.52%	2.14% (4)	0.55%	23.67%
28.38%	$ 22.4	2.12%	0.99%	2.14%	0.97%	26.48%

(15.96)%	$ 834.8	1.12%	1.88%	1.14%	1.86%	34.39%
3.41%	$1,117.7	1.12%	2.46%	1.15%	2.43%	22.09%
(8.91)%	$1,162.1	1.12%	1.88%	0.14%	1.86%	37.66%
22.07%	$1,311.5	1.17% (4)	1.51%	1.20% (4)	1.48%	23.67%
29.70%	$ 829.0	1.12%	1.99%	1.19%	1.92%	26.48%

(15.74)%	$ 39.1	0.97%	2.07%	1.09%	1.95%	34.39%
3.45%	$ 47.6	0.97%	2.61%	1.10%	2.48%	22.09%
(8.74)%	$ 33.6	0.97%	2.02%	1.08%	1.91%	37.66%
22.53%	$ 97.4	1.02% (4)	1.68%	1.17% (4)	1.53%	23.67%
5.59% (6)	$ —(7)	0.97% (8)	2.14% (8)	1.14% (8)	1.97% (8)	26.48% (9)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income (loss)(1)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Dividends from net realized gains
Brandes International Small Cap Equity Fund
Class A
9/30/2020	$10.22	0.07	(0.88)	(0.81)	(0.08)	—
9/30/2019	$12.10	0.15	(1.60)	(1.45)	(0.30)	(0.13)
9/30/2018	$14.30	0.14	(1.32)	(1.18)	(0.54)	(0.48)
9/30/2017	$13.46	0.14	1.32	1.46	(0.34)	(0.28)
9/30/2016	$12.58	0.09	1.22	1.31	(0.23)	(0.20)
Class C
9/30/2020	$ 9.94	(0.01)	(0.85)	(0.86)	(0.05)	—
9/30/2019	$11.81	0.06	(1.55)	(1.49)	(0.25)	(0.13)
9/30/2018	$14.03	0.04	(1.28)	(1.24)	(0.50)	(0.48)
9/30/2017	$13.24	0.04	1.30	1.34	(0.27)	(0.28)
9/30/2016	$12.42	— (5)	1.19	1.19	(0.17)	(0.20)
Class I
9/30/2020	$10.25	0.09	(0.88)	(0.79)	(0.09)	—
9/30/2019	$12.14	0.17	(1.61)	(1.44)	(0.32)	(0.13)
9/30/2018	$14.35	0.17	(1.32)	(1.15)	(0.58)	(0.48)
9/30/2017	$13.50	0.17	1.32	1.49	(0.36)	(0.28)
9/30/2016	$12.61	0.12	1.22	1.34	(0.25)	(0.20)
Class R6
9/30/2020	$10.27	0.07	(0.86)	(0.79)	(0.09)	—
9/30/2019	$12.15	0.18	(1.61)	(1.43)	(0.32)	(0.13)
9/30/2018	$14.36	0.18	(1.33)	(1.15)	(0.58)	(0.48)
9/30/2017	$13.50	0.18	1.33	1.51	(0.37)	(0.28)
6/27/2016(6) – 9/30/2016	$12.38	0.04	1.13	1.17	(0.05)	—

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(3)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(4)	Includes expenses not covered by the Trust’s expense limitation agreement.
(5)	Amount is less than $0.01 per share.
(6)	Commencement of operations.
(7)	The total return figure is the since inception return for the class.
(8)	Annualized.
(9)	Not annualized.
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Net asset value, end of period	Total return(2)	Net assets, end of period (millions)	Ratio of net expenses to average net assets(3)	Ratio of net investment income to average net assets(3)	Ratio of expenses (prior to reimburse-ments) to average net assets	Ratio of net investment income (prior to reimburse-ments) to average net assets	Portfolio turnover rate

$ 9.33	(7.95)%	$ 35.8	1.35%	0.77%	1.36%	0.76%	39.28%
$10.22	(12.04)%	$ 43.5	1.35%	1.34%	1.35%	1.34%	22.52%
$12.10	(8.88)%	$ 80.9	1.30%	1.05%	1.30%	1.05%	21.97%
$14.30	11.29%	$ 176.9	1.30% (4)	1.04%	1.30% (4)	1.04%	21.37%
$13.46	10.60%	$ 121.1	1.32%	0.71%	1.31%	0.72%	21.00%

$ 9.03	(8.64)%	$ 4.5	2.11%	(0.06)%	2.12%	(0.07)%	39.28%
$ 9.94	(12.69)%	$ 6.9	2.10%	0.59%	2.10%	0.59%	22.52%
$11.81	(9.55)%	$ 14.5	2.05%	0.30%	2.05%	0.30%	21.97%
$14.03	10.52%	$ 27.2	2.05% (4)	0.29%	2.05% (4)	0.29%	21.37%
$13.24	9.78%	$ 19.8	2.06%	(0.03)%	2.06%	(0.03)%	21.00%

$ 9.37	(7.69)%	$ 260.8	1.15%	0.93%	1.16%	0.92%	39.28%
$10.25	(11.93)%	$ 414.8	1.15%	1.54%	1.15%	1.54%	22.52%
$12.14	(8.70)%	$ 963.8	1.10%	1.25%	1.10%	1.25%	21.97%
$14.35	11.54%	$1,543.9	1.10% (4)	1.24%	1.10% (4)	1.24%	21.37%
$13.50	10.85%	$1,212.4	1.13%	0.90%	1.11%	0.92%	21.00%

$ 9.39	(7.72)%	$ 10.5	1.00%	0.83%	1.12%	0.71%	39.28%
$10.27	(11.80)%	$ 20.4	1.00%	1.69%	1.10%	1.59%	22.52%
$12.15	(8.64)%	$ 72.5	1.00%	1.35%	1.05%	1.30%	21.97%
$14.36	11.67%	$ 76.1	1.01% (4)	1.33%	1.05% (4)	1.29%	21.37%
$13.50	9.49% (7)	$16.5	1.00% (8)	1.03% (8)	1.06% (8)	0.97% (8)	21.00% (9)
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income(1)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Dividends from net realized gains
Brandes Small Cap Value Fund
Class A
9/30/2020	$ 8.58	0.15	(0.16)	(0.01)	(0.05)	—
9/30/2019	$10.27	0.05	(0.95)	(0.90)	(0.10)	(0.69)
1/2/2018(5) – 9/30/2018	$10.00	0.02	0.27	0.29	(0.02)	—
Class I
9/30/2020	$ 8.62	0.14	(0.13)	0.01	(0.05)	—
9/30/2019	$10.27	0.07	(0.92)	(0.85)	(0.11)	(0.69)
1/2/2018(5) – 9/30/2018	$10.00	0.04	0.27	0.31	(0.04)	—
Class R6
9/30/2020	$ 7.97	0.26	(0.18)	0.08	(0.05)	—
9/30/2019	$10.32	0.09	(1.63)	(1.54)	(0.12)	(0.69)
1/2/2018(5) – 9/30/2018	$10.00	0.05	0.31	0.36	(0.04)	—

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales loads that may be imposed on Class A shares (see Note 7 of the Notes to Financial Statements).
(3)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(4)	Amount is less than $50,000.
(5)	Commencement of operations.
(6)	Annualized.
(7)	Not annualized.
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Net asset value, end of period	Total return(2)	Net assets, end of period (millions)	Ratio of net expenses to average net assets(3)	Ratio of net investment income to average net assets(3)	Ratio of expenses (prior to reimburse-ments) to average net assets	Ratio of net investment income (prior to reimburse-ments) to average net assets	Portfolio turnover rate

$ 8.52	(0.02)%	$ —(4)	1.15%	1.06%	27.37%	(25.16)%	80.65%
$ 8.58	(8.53)%	$ —(4)	1.15%	0.55%	7.18%	(5.48)%	54.30%
$10.27	2.92%	$0.1	1.15% (6)	0.28% (6)	3.21% (6)	(1.78)% (6)	41.02% (7)

$ 8.58	0.10%	$0.5	0.90%	1.65%	30.12%	(27.57)%	80.65%
$ 8.62	(8.13)%	$0.5	0.90%	0.81%	4.18%	(2.47)%	54.30%
$10.27	3.09%	$5.4	0.90% (6)	0.53% (6)	3.67% (6)	(2.24)% (6)	41.02% (7)

$ 8.00	1.11%	$ —(4)	0.72%	0.87%	29.17%	(27.58)%	80.65%
$ 7.97	(15.36)%	$ —(4)	0.72%	0.98%	3.16%	(1.46)%	54.30%
$10.32	3.63%	$4.8	0.72% (6)	0.71% (6)	2.99% (6)	(1.56)% (6)	41.02% (7)
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income(1)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Dividends from net realized gains
Brandes Core Plus Fixed Income Fund
Class A
9/30/2020	$9.18	0.19	0.34	0.53	(0.19)	—
9/30/2019	$8.85	0.24	0.33	0.57	(0.24)	—
9/30/2018	$9.18	0.23	(0.33)	(0.10)	(0.23)	—
9/30/2017	$9.39	0.20	(0.18)	0.02	(0.21)	(0.02)
9/30/2016	$9.14	0.22	0.26	0.48	(0.22)	(0.01)
Class I
9/30/2020	$9.26	0.22	0.33	0.55	(0.21)	—
9/30/2019	$8.92	0.26	0.34	0.60	(0.26)	—
9/30/2018	$9.25	0.25	(0.33)	(0.08)	(0.25)	—
9/30/2017	$9.44	0.22	(0.16)	0.06	(0.23)	(0.02)
9/30/2016	$9.20	0.24	0.25	0.49	(0.24)	(0.01)
Class R6
9/30/2020	$9.26	0.29	0.34	0.63	(0.29)	—
9/30/2019	$8.93	0.09	0.56	0.65	(0.32)	—
10/10/2017(9) – 9/30/2018	$9.25	0.06	(0.06)	—	(0.32)	—

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales loads that may be imposed on Class A shares (see Note 7 of the Notes to Financial Statements).
(3)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(4)	As of August 24, 2020, the expense cap for the class changed from 0.70% to 0.50%.
(5)	Includes expenses not covered by the Trust’s expense limitation agreement.
(6)	As of August 24, 2020, the expense cap for the class changed from 0.50% to 0.30%.
(7)	Amount is less than $50,000.
(8)	As of August 24, 2020, the expense cap for the class changed from 0.35% to 0.30%.
(9)	Commencement of operations.
(10)	The total return figure is the since inception return for the class.
(11)	Annualized.
(12)	Not annualized.
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Net asset value, end of period	Total return(2)	Net assets, end of period (millions)	Ratio of net expenses to average net assets(3)	Ratio of net investment income to average net assets(3)	Ratio of expenses (prior to reimburse-ments) to average net assets	Ratio of net investment income (prior to reimburse-ments) to average net assets	Portfolio turnover rate

$9.52	5.89%	$ 1.2	0.68% (4)	2.30%	0.86%	2.12%	20.59%
$9.18	6.56%	$ 3.2	0.70%	2.72%	0.93%	2.49%	18.54%
$8.85	(1.08)%	$ 1.8	0.70%	2.57%	0.87%	2.40%	47.73%
$9.18	0.28%	$ 3.3	0.71% (5)	2.25%	0.85% (5)	2.11%	35.10%
$9.39	5.32%	$ 2.0	0.70%	2.38%	0.93%	2.15%	35.88%

$9.60	6.07%	$85.6	0.48% (6)	2.41%	0.65%	2.24%	20.59%
$9.26	6.85%	$83.4	0.50%	2.91%	0.73%	2.68%	18.54%
$8.92	(0.85)%	$89.7	0.50%	2.78%	0.68%	2.60%	47.73%
$9.25	0.71%	$97.9	0.51% (5)	2.45%	0.66% (5)	2.30%	35.10%
$9.44	5.43%	$97.2	0.50%	2.58%	0.72%	2.36%	35.88%

$9.60	6.89%	$ —(7)	0.30% (8)	3.19%	0.30%	3.19%	20.59%
$9.26	7.40%	$ —(7)	0.35%	0.97%	0.35%	0.97%	18.54%
$8.93	0.04% (10)	$—(7)	0.35% (11)	0.69% (11)	0.35% (11)	0.69% (11)	47.73% (12)
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS

NOTE 1–ORGANIZATION
The Brandes International Equity Fund (the “International Fund”), the Brandes Global Equity Fund (the “Global Fund”), the Brandes Emerging Markets Value Fund (the “Emerging Markets Fund”), the Brandes International Small Cap Equity Fund (the “International Small Cap Fund”), the Brandes Small Cap Value Fund (the “Small Cap Value Fund”) and the Brandes Core Plus Fixed Income Fund (the “Core Plus Fund”) (each a “Fund” and collectively the “Funds”) are series of Brandes Investment Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company.
The Board of Trustees, based on the recommendation of the Advisor, approved a plan of liquidation of the Global Equity Income Fund (the "Fund"). The liquidation of the Fund was completed on June 30, 2020.
The International Fund, Global Fund, Emerging Markets Fund, International Small Cap Fund, Small Cap Value Fund and Core Plus Fund began operations on January 2, 1997, October 6, 2008, December 31, 2014, January 31, 2011, February 1, 2012, January 2, 2018 and December 28, 2007, respectively. Prior to January 31, 2011 for the Emerging Markets Fund, February 1, 2012 for the International Small Cap and January 2, 2018 for the Small Cap Value Fund, these Funds’ portfolios were managed as private investment funds with investment objectives, investment policies and strategies that were, in all material respects, equivalent to those of the Emerging Markets Fund, International Small Cap Fund and Small Cap Value Fund, respectively.
The International Fund, Emerging Markets Fund and International Small Cap Fund have four classes of shares: Class A, Class C, Class I and Class R6. The Global Fund has three classes of shares: Class A, Class C and Class I. The Small Cap Value Fund and Core Plus Fund have three classes of shares: Class A, Class I and Class R6.
The International Fund and Global Fund invest their assets primarily in equity securities of issuers with market capitalizations greater than $5 billion. The International, International Small Cap and Emerging Markets Funds invest their assets in securities of foreign companies, while the Global Fund invests its assets in securities of foreign and domestic companies. The Small Cap Value Fund invests primarily in U.S. equity securities of issuers with market capitalizations less than $5 billion. The Core Plus Fund invests predominantly in debt securities issued by U.S. and foreign companies and debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities.

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

NOTE 2–SIGNIFICANT ACCOUNTING POLICIES
Each Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services-Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with generally accepted accounting principles (“GAAP”) in the United States of America.
A.	Repurchase Agreements. Each Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Trustees. Each Fund will always receive and maintain, as collateral, U.S. Government securities whose market value, including accrued interest (which is recorded in the Schedules of Investments), will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund’s custodian. If the term of any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. Before causing a Fund to enter into a repurchase agreement with any other party, the investment advisor will determine that such party does not have any apparent risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At September 30, 2020, the Funds did not invest in repurchase agreements.
B.	Foreign Currency Translation and Transactions. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rates of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rates of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.
Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds report certain foreign currency-related transactions as

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.
C.	Delayed Delivery Securities. The Funds may purchase securities on a when issued or delayed delivery basis. “When-issued” or delayed delivery refers to securities whose terms are available and for which a market exists, but that have not been issued. For a when-issued or delayed delivery transaction, no payment is made until delivery date, which is typically longer than the normal course of settlement. When a Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise if the market value of the underlying securities changes, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. The Funds did not have any open commitments on delayed delivery securities as of September 30, 2020.
D.	Participatory Notes. The International, Global, Emerging Markets, International Small Cap and Small Cap Value Funds may invest in participatory notes. Participatory notes are derivative securities which are designed to provide synthetic exposure to one or more underlying securities, subject to the credit risk of the issuing financial institution.
Investments in participatory notes involve risks normally associated with a direct investment in the underlying securities. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Trust. Participatory notes constitute general unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them and generally are issued as an actual note from the financial intermediary or an equity linked warrant (commonly known as a low exercise price option). The Trust is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuer of the securities underlying such participatory note. The investment advisor has established guidelines for monitoring participatory note exposure for the Funds. Prior to investment in a participatory note, the investment advisor will complete an analysis of the prospective counterparties and once purchased, will continue to monitor creditworthiness on a quarterly basis. The investment advisor requires a minimum credit rating for such counterparties (as determined by rating agencies such as Moody’s, Fitch and S&P) of A.
The Funds record counterparty credit risk valuation adjustments, if material, on the participatory notes in order to appropriately reflect the credit quality of the counterparty.

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

The International, Global, International Small Cap and Small Cap Value Funds did not invest in any participatory notes at September 30, 2020. The Emerging Markets Fund invested in one participatory note with HSBC Bank Plc, an investment vehicle that provides an alternate means to gain exposure to the underlying security of China South Publishing & Media Group Co. Ltd, which was held from the beginning of the fiscal year through the end of the year. The average monthly market value of this security was $11,866,420 during the year. There was no realized gain or loss in participatory notes recognized in the Emerging Markets Fund for the year ended September 30, 2020. The market value of China South Publishing & Media Group Co. Plc on September 30, 2020 was $11,885,552 and can be found in the Emerging Market Fund’s Schedule of Investments.
E.	Investment Transactions, Dividends and Distributions. Investment transactions are accounted for on the trade dates. Realized gains and losses are evaluated on the basis of identified costs. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Interest is recorded on an accrual basis. Withholding taxes on foreign dividends and capital gains, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Each Fund’s investment income, expenses, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of the Fund’s shares based upon the relative net asset values of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to the Funds’ portfolios are allocated among the Funds based upon their relative net asset values or other appropriate allocation methods. The Funds amortize premiums and accrete discounts using the constant yield method.
F.	Concentration of Risk. As of September 30, 2020, the International, Global, Emerging Markets and International Small Cap Funds held significant portions of their assets in foreign securities. Certain price and foreign exchange fluctuations as well as economic and political situations in the foreign jurisdictions could have an impact on the International, Global, Emerging Markets and International Small Cap Funds’ net assets. The investment advisor monitors these off-balance sheet risks.
G.	Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

statements and reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and assumptions.
H.	Securities Lending. The Funds may lend their portfolio securities to banks, brokers and dealers. Lending Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) the Funds may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially.
To minimize these risks, the borrower must agree to maintain collateral with the Fund’s custodian, marked to market daily, in the form of U.S. Government obligations, in an amount at least equal to 102% (105% in the case of loans of foreign securities not denominated in U.S. dollars) of the market value of the loaned securities. As of September 30, 2020, the Emerging Markets Fund, Small Cap Value Fund and Core Plus Fund did not have any securities on loan. The Global Fund and International Small Cap Fund did not have any securities on loan as of September 30, 2020, but had activity during the year. The International Fund had a market value of securities loaned of $5,179,523 and received non-cash collateral for the loan of $5,534,937. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.
I.	Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. The Trust has indemnified its trustees against any expenses actually and reasonably incurred by the trustees in any proceeding arising out of or in connection with the trustees’ service to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.
J.	Accounting for Uncertainty in Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Funds may be subject to a nondeductible excise tax calculated as a percentage of certain undistributed amounts of net

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

investment income and net capital gains. The Funds intend to distribute their net investment income and capital gains as necessary to avoid this excise tax. Therefore, no provision for federal income taxes or excise taxes has been made.
The Trust analyzes all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years for the Funds are those that are open for exam by taxing authorities (2017 through 2020). As of September 30, 2020 the Trust has no examinations in progress.
Management has analyzed the Trust’s tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-ended September 30, 2020.
The Trust identifies its major tax jurisdictions as the U.S. Government and the State of California. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
K.	Fair Value Measurements. The Trust has adopted GAAP accounting principles related to fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
Level 1—Fair value measurement within Level 1 should be based on an unadjusted quoted price in an active market that the Funds have the ability to access for the asset or liability at the measurement date. Because a quoted price alone forms the basis for the measurement, the access requirement within Level 1 limits discretion in pricing the asset or liability, including in situations in which there are multiple markets for the asset or liability with different prices and no single market represents a principal market for the asset or liability. Importantly, the FASB has indicated that when a quoted price in an active market for a security is available, that price should be used to measure fair value without regard to an entity’s intent to transact at that price.
Level 2—Fair value measurement within Level 2 should be based on all inputs other than unadjusted quoted prices included within Level 1 that are observable for the asset or liability. Other significant observable market inputs include quoted prices for similar instruments in active markets, quoted adjusted prices in active markets, quoted prices for identical or similar

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

instruments in markets that are not active, and model derived valuations in which the majority of significant inputs and significant value drivers are observable in active markets.
Level 3—Fair value measurement within Level 3 should be based on unobservable inputs in such cases where markets do not exist or are illiquid. Significant unobservable inputs include model derived valuations in which the majority of significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.
L.	Security Valuation. Common and preferred stocks, exchange-traded funds and financial derivative instruments, such as futures contracts and options contracts that are traded on a national securities or commodities exchange, are valued at the last reported sales price at the close of regular trading on each day the exchange is open for trading, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.
Equity securities traded on an exchange for which there have been no sales on the valuation date are generally valued at the mean between last bid and ask price on such day and are categorized as Level 2 of the fair value hierarchy, or are fair valued by the Fair Valuation Committee.
Investments in registered open-end management investment companies are valued based upon the Net Asset Values (“NAVs”) of such investments and are categorized as Level 1 of the fair value hierarchy.
Valuation adjustments may be applied to certain common and preferred stocks that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the New York Stock Exchange (“NYSE”). These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign securities to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. As of September 30, 2020, the International Fund, Global Fund, Emerging Markets Fund and International Small Cap Fund had securities with market values of $419,482,152,

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

$15,666,368, $665,934,083 and $178,343,189 that represent 87.54%, 51.86%, 62.87%, and 57.24% of each Fund’s net assets, respectively, that were fair valued using these valuation adjustments.
Fixed income securities (other than repurchase agreements and demand notes) including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, fixed income securities purchased on a delayed delivery basis and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/ spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.
Rights that are traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchange is open. A right is a privilege offered by a corporation to its shareholders pro rata to subscribe to a certain security at a specified price, often for a short period. Rights may or may not be transferable.
Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each package of underlying securities. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, estimated cash flows and market based yield spreads for each tranche, and current market data and incorporate packaged collateral performance, as available. Mortgage and asset-backed securities that use such valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy.
Repurchase agreements and demand notes, for which neither vendor pricing nor market maker prices are available, are valued at amortized cost on the day of valuation, unless Brandes Investment Partners, L.P. (the “Advisor”) determines that the use of amortized cost valuation on such day is not appropriate (in which case such instrument is fair valued in accordance with the fair value procedures of the Trust).

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

Certain securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees. The Fair Valuation Committee is generally responsible for overseeing the day-to-day valuation processes and reports periodically to the Board. The Fair Valuation Committee is authorized to make all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. The securities fair valued by the Fair Valuation Committee are indicated in the Schedules of Investments and are categorized as Level 2 or Level 3 of the fair value hierarchy. Certain vendor priced securities may also be considered Level 3 if significant unobservable inputs are used by the vendors.
In using fair value pricing, each Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund using fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

The following is a summary of the level inputs used, as of September 30, 2020, involving the Funds' assets carried at fair value. The inputs used for valuing securities may not be an indication of the risk associated with investing in those securities.
Description	Level 1	Level 2	Level 3	Total
Investments in Securities
International Fund
Common Stocks
Communication Services	$ —	$ 47,814,542	$—	$ 47,814,542
Consumer Discretionary	—	49,390,384	—	49,390,384
Consumer Staples	12,893,815	64,835,096	—	77,728,911
Energy	5,920,489	33,310,264	—	39,230,753
Financials	—	87,324,864	—	87,324,864
Health Care	—	53,090,358	—	53,090,358
Industrials	4,081,221	32,059,896	—	36,141,117
Materials	9,475,726	30,652,252	—	40,127,978
Real Estate	11,315,221	—	—	11,315,221
Technology	—	10,398,136	—	10,398,136
Utilities	—	10,606,360	—	10,606,360
Total Common Stocks	43,686,472	419,482,152	—	463,168,624
Preferred Stocks
Energy	6,362,539	7,634,361	—	13,996,900
Short-Term Investments	158,886	—	—	158,886
Total Investments in Securities	$ 50,207,897	$427,116,513	$—	$ 477,324,410
Global Fund
Common Stocks
Communication Services	$ 525,421	$ 1,557,899	$—	$ 2,083,320
Consumer Discretionary	375,331	3,037,236	—	3,412,567
Consumer Staples	269,496	2,594,203	—	2,863,699
Energy	365,019	1,582,200	—	1,947,219
Financials	4,162,692	1,682,886	—	5,845,578
Health Care	5,231,379	1,769,865	—	7,001,244
Industrials	1,698,676	591,166	—	2,289,842
Materials	443,040	865,792	—	1,308,832
Real Estate	386,505	—	—	386,505
Technology	572,658	999,444	—	1,572,102
Utilities	—	817,300	—	817,300
Total Common Stocks	14,030,217	15,497,991	—	29,528,208
Preferred Stocks
Technology	—	168,377	—	168,377
Short-Term Investments	305,377	—	—	305,377
Total Investments in Securities	$ 14,335,594	$ 15,666,368	$—	$ 30,001,962

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

Description	Level 1	Level 2	Level 3	Total
Emerging Markets Fund
Common Stocks
Communication Services	$ 68,841,638	$ 97,073,320	$—	$ 165,914,958
Consumer Discretionary	16,119,106	125,233,159	—	141,352,265
Consumer Staples	22,582,623	49,736,882	—	72,319,505
Energy	8,625,045	20,117,050	—	28,742,095
Financials	32,739,438	147,908,318	—	180,647,756
Health Care	—	32,101,120	—	32,101,120
Industrials	41,259,017	18,116,462	—	59,375,479
Materials	26,471,514	61,032,128	—	87,503,642
Real Estate	61,067,674	—	—	61,067,674
Technology	—	124,075,150	—	124,075,150
Utilities	5,192,295	22,292,345	—	27,484,640
Total Common Stocks	282,898,350	697,685,934	—	980,584,284
Preferred Stocks
Communication Services	8,689,736	—	—	8,689,736
Consumer Discretionary	—	13,051,269	—	13,051,269
Energy	17,182,451	17,284,257	—	34,466,708
Financials	871,521	—	—	871,521
Total Preferred Stocks	26,743,708	30,335,526	—	57,079,234
Participatory Notes
Communication Services	—	11,885,552	—	11,885,552
Short-Term Investments	7,280,186	—	—	7,280,186
Total Investments in Securities	$316,922,244	$739,907,012	$—	$1,056,829,256
International Small Cap Fund
Common Stocks
Communication Services	$ 5,543,027	$ 11,097,605	$—	$ 16,640,632
Consumer Discretionary	15,881,413	21,115,729	—	36,997,142
Consumer Staples	14,798,745	44,941,993	—	59,740,738
Energy	4,847,021	2,920,033	—	7,767,054
Financials	7,234,933	40,261,466	—	47,496,399
Health Care	6,922,596	8,241,209	—	15,163,805
Industrials	28,493,667	33,615,500	—	62,109,167
Materials	5,876,003	6,991,239	—	12,867,242
Real Estate	25,158,358	—	—	25,158,358
Technology	9,908,065	6,539,728	—	16,447,793
Utilities	2,125,805	3,659,224	—	5,785,029
Total Common Stocks	126,789,633	179,383,726	—	306,173,359
Preferred Stocks
Health Care	—	3,084,350	—	3,084,350
Short-Term Investments	128,454	—	—	128,454
Total Investments in Securities	$126,918,087	$182,468,076	$—	$ 309,386,163

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

Description	Level 1	Level 2	Level 3	Total
Small Cap Value Fund
Common Stocks
Communication Services	$ 6,801	$ —	$—	$ 6,801
Consumer Discretionary	48,401	—	—	48,401
Consumer Staples	30,748	—	—	30,748
Energy	43,868	—	—	43,868
Financials	61,229	—	—	61,229
Health Care	111,901	—	—	111,901
Industrials	111,781	—	—	111,781
Materials	12,299	—	—	12,299
Real Estate	18,694	—	—	18,694
Technology	60,204	—	—	60,204
Utilities	17,203	—	—	17,203
Total Common Stocks	523,129	—	—	523,129
Corporate Bonds
Energy	—	17,415	—	17,415
Preferred Stocks
Energy	48	—	—	48
Short-Term Investments	19,908	—	—	19,908
Total Investments in Securities	$ 543,085	$ 17,415	$—	$ 560,500
Core Plus Fund
Common Stocks
Consumer Discretionary	$ 930	$ —	$—	$ 930
Asset Backed Securities	—	1,495,683	—	1,495,683
Corporate Bonds	—	26,591,165	—	26,591,165
Government Securities	—	48,463,383	—	48,463,383
Mortgage Backed Securities	—	8,043,467	—	8,043,467
Short-Term Investments	3,376,314	—	—	3,376,314
Total Investments in Securities	$ 3,377,244	$ 84,593,698	$—	$ 87,970,942
There were no Level 3 securities in the International, Global, Emerging Markets, International Small Cap, Small Cap Value and Core Plus Funds at the beginning or during the periods presented.
NOTE 3–INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
A.	Advisor Fee. The Advisor provides the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space and certain administrative services, and provides certain personnel, needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee. The Advisor received a monthly fee at the annual rate of 0.75% of the first $2.5 billion of average daily net assets, 0.70% on average daily net assets from $2.5 billion to $5.0 billion, and 0.67% of the average daily net assets greater than $5.0 billion, of the

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

International Fund. The Advisor received a monthly fee at the annual rate of 0.95% of the first $2.5 billion of average daily net assets, 0.90% on average daily net assets from $2.5 billion to $5.0 billion, and 0.85% of the amount of average daily net assets greater than $5.0 billion, of the Emerging Markets Fund. The Advisor received a monthly fee at the annual rate of 0.95% of the first $1.0 billion of average daily net assets, and 0.90% of the average daily net assets greater than $1.0 billion, of the International Small Cap Fund. The Global Fund, Small Cap Value Fund and Core Plus Fund incurred a monthly fee at the annual rate of 0.80%, 0.70%, and 0.35% based upon their average daily net assets, respectively. The Advisor has contractually agreed to limit the Management Fee of each share class of the Core Plus Fund to 0.30% pursuant to an Investment Advisory Fee Waiver Agreement in effect until January 28, 2022. For the year ended September 30, 2020, the International Fund, the Global Fund, the Emerging Markets Fund, the International Small Cap Fund, the Small Cap Value Fund and the Core Plus Fund incurred $4,425,435, $260,214, $11,751,864, $3,203,503, $3,564, and $297,747 in advisory fees, respectively.
Certain officers and trustees of the Trust are also officers of the Advisor and receive no compensation directly from the Funds for serving in their role.
The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit each Fund’s annual operating expenses, including repayment of previous waivers, to the following percentages of the Fund’s average daily net assets attributable to the specific classes through January 31, 2021, except for the Core Plus Fund Class A and Class I which is through January 28, 2022 (the “Expense Cap Agreement”):

Fund	Class A	Class C	Class I	Class R6
International Fund	1.20%	1.95%	0.85%	0.75%
Global Fund	1.25%	2.00%	1.00%	0.82%*
Emerging Markets Fund	1.37%	2.12%	1.12%	0.97%
International Small Cap Fund	1.40%	2.15%	1.15%	1.00%
Small Cap Value Fund	1.15%	N/A	0.90%	0.72%
Core Plus Fund	0.50%	N/A	0.30%	0.30%
* This class is not active.
The Funds may incur additional expenses not covered under the Expense Cap Agreement. These expenses include acquired fund fees and expenses, taxes, interest, broker commissions, and proxy expenses or other extraordinary expenses.
Any reimbursements of fee waivers made by the Advisor to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within the expense limit specified in its Expense Cap Agreement. Under the Expense Cap Agreement that was in place during the period

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

covered by this report, any such repayment must be made before the end of the thirty-six months after the month in which the related reimbursement or waiver occurred. The Trust has agreed to repay the expense reimbursement to the Adviser. However, the repayment of previously waived expenses is limited to amounts that do not cause the aggregate operating expenses of the Fund to exceed the current expense cap or the expense cap in place at the time the waiver was generated. For the year ended September 30, 2020, the Advisor waived expenses and/or reimbursed the Funds $464,613, $112,731, $126,168, $25,918, $148,291, and $136,785 for the International Fund, Global Fund, Emerging Markets Fund, International Small Cap Fund, Small Cap Value Fund and Core Plus Fund, respectively. Repayment rights expire as follows:
Fund	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2023
International Fund	$ 22,758	$202,211	$464,613
Global Fund	136,624	171,380	112,731
Emerging Markets Fund	295,177	352,747	126,168
International Small Cap Fund	40,989	58,771	25,918
Small Cap Value Fund	167,436	198,545	148,291
Core Plus Fund	172,990	192,970	136,785
The Advisor did not recoup any fees previously waived or reimbursed for the International Fund, Global Fund, Emerging Markets Fund, International Small Cap Fund, Small Cap Value Fund and Core Plus Fund.
B.	Administration Fee. Prior to February 1, 2020, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, acted as administrator for the Funds. Effective February 1, 2020, The Northern Trust Company (the “Administrator”) acts as administrator for the Funds. The Administrator prepares various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses; and reviews the Funds’ expense accruals. For these services, each Fund pays the administrator monthly a fee accrued daily and based on the Fund’s average daily net assets. The Funds may also reimburse the Administrator for out-of-pocket expenses incurred by the Administrator in the performance of its duties. The amounts paid directly to the Administrator by the Funds for administrative services are included in the Administration fees in the Statements of Operations.

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

The Administrator has agreed to waive a portion of their administration and custody fees for the Funds for a period of two years from February 1, 2020 through January 31, 2022. The amounts waived are included in Expenses reduced by Service Providers in the Statements of Operations and are not subject to recoupment.
C.	Distribution and Servicing Fees. ALPS Distributors, LLC (the “Distributor”), a registered broker-dealer, acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. A portion of the Funds’ distribution expenses is paid by the Advisor.
The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Funds’ Class A and C shares. The Plan is designed to reimburse the Distributor or dealers for certain promotional and other sales related costs associated with sales of such Fund shares. Unreimbursed amounts may be carried forward and paid in a subsequent year, to the extent that total expenses under the Plan do not exceed 0.25% and 0.75% of the average daily net assets of each Fund’s Class A and C shares, respectively. During the year ended September 30, 2020, the Funds paid to the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Class A shares and 0.75% of the average daily net assets of Class C shares beneficially owned by the Distributor’s and each dealer’s existing brokerage clients. The Plan may be continued in effect from year to year if such continuance is approved annually by the Board of Trustees of the Trust, including the vote of a majority of the Independent Trustees. For the year ended September 30, 2020, the following Funds incurred expenses pursuant to the Plan:

Fund	Class A	Class C
International Fund	$ 64,670	$ 75,019
Global Fund	3,047	6,849
Emerging Markets Fund	510,528	110,064
International Small Cap Fund	88,873	39,203
Small Cap Value Fund	36	N/A
Core Plus Fund	4,346	N/A
The Funds have adopted a Shareholder Service Plan for Class C, and have authorized sub-transfer agency fee payments for Class I, to pay to securities broker-dealers, retirement plan sponsors and administrators, banks and their affiliates, and other institutions and service professionals, as shareholder servicing agents of the Funds, an annual fee for non-distributions sub-transfer agent and/or subaccounting services up to 0.25% and 0.05% of annual net assets attributable to Class C and Class I, respectively (the “Service Fees”). For the year ended September 30, 2020, the Funds incurred the following Service Fees:

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

Fund	Class C	Class I
International Fund	$25,007	$254,672
Global Fund	2,283	15,197
Emerging Markets Fund	36,686	290,082
International Small Cap Fund	13,068	140,876
Small Cap Value Fund	N/A	164
Core Plus Fund	N/A	58,974
NOTE 4–PURCHASES AND SALES OF SECURITIES
The cost of purchases and the proceeds from sales of securities, excluding short term investments, were as follows for the year ended September 30, 2020:
	U.S. Government		Other
Fund	Purchases	Sales	Purchases	Sales
International Fund	$ —	$ —	$133,207,455	$213,500,456
Global Fund	$ —	$ —	$ 5,444,940	$ 6,700,506
Emerging Markets Fund	$ —	$ —	$413,311,769	$472,089,419
International Small Cap Fund	$ —	$ —	$128,556,671	$262,288,687
Small Cap Value Fund	$ —	$ —	$ 470,341	$ 380,822
Core Plus Fund	$9,540,580	$9,581,825	$ 7,349,485	$ 9,485,975
NOTE 5–CAPITAL STOCK TRANSACTIONS
Capital stock activity for each class of shares was as follows (shares and dollar amounts in thousands):
	International Fund				Global Fund
	Year Ended 9/30/2020		Year Ended 9/30/2019		Year Ended 9/30/2020		Year Ended 9/30/2019
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class A	517	$ 7,187	1,227	$ 20,241	7	$ 152	7	$ 154
Class C	77	1,090	142	2,300	1	25	12	275
Class I	13,849	199,257	18,718	309,545	37	726	221	5,121
Class R6	1,937	30,919	1,198	20,033	N/A	N/A	N/A	N/A
Issued on Reinvestment of Distributions
Class A	44	617	75	1,203	1	23	8	169
Class C	14	191	31	495	1	11	4	89
Class I	877	12,347	1,489	24,116	33	637	166	3,582
Class R6	90	1,236	80	1,309	N/A	N/A	N/A	N/A
Shares Redeemed
Class A	(926)	(13,330)	(1,273)	(21,080)	(29)	(543)	(83)	(1,842)
Class C	(348)	(4,819)	(390)	(6,228)	(20)	(413)	(27)	(604)
Class I	(23,848)	(328,952)	(18,906)	(307,610)	(125)	(2,578)	(1,391)	(30,924)
Class R6	(747)	(11,269)	(440)	(7,313)	N/A	N/A	N/A	N/A
Net Increase/(Decrease) Resulting from Fund Share Transactions	(8,464)	$(105,526)	1,951	$ 37,011	(94)	$(1,960)	(1,083)	$(23,980)

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

	Emerging Markets Fund				International Small Cap Fund
	Year Ended 9/30/2020		Year Ended 9/30/2019		Year Ended 9/30/2020		Year Ended 9/30/2019
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class A	12,328	$ 86,647	6,734	$ 59,122	1,887	$ 17,065	1,128	$ 12,277
Class C	131	1,089	232	1,966	62	536	57	582
Class I	55,592	403,667	45,448	388,107	8,571	77,529	16,280	176,550
Class R6	1,974	14,767	2,256	19,972	303	2,798	391	4,272
Issued on Reinvestment of Distributions
Class A	512	3,895	408	3,543	20	191	237	2,508
Class C	25	200	24	211	3	29	37	377
Class I	2,773	21,237	2,340	20,376	270	2,490	1,995	21,210
Class R6	139	1,065	99	859	13	120	231	2,449
Shares Redeemed
Class A	(15,590)	(111,643)	(10,208)	(87,615)	(2,322)	(21,923)	(3,800)	(40,560)
Class C	(682)	(5,144)	(848)	(7,178)	(256)	(2,455)	(626)	(6,600)
Class I	(70,044)	(492,196)	(54,752)	(461,901)	(21,459)	(210,550)	(57,249)	(630,056)
Class R6	(2,116)	(14,838)	(798)	(6,858)	(1,191)	(9,760)	(4,601)	(48,437)
Net Increase/(Decrease) Resulting from Fund Share Transactions	(14,958)	$ (91,254)	(9,065)	$ (69,396)	(14,099)	$(143,930)	(45,920)	$(505,428)

	Small Cap Value Fund				Core Plus Fund
	Year Ended 9/30/2020		Year Ended 9/30/2019		Year Ended 9/30/2020		Year Ended 9/30/2019
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class A	3	$ 20	1	$ 5	42	$ 420	210	$ 1,901
Class C	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I	13	105	—	—	1,315	12,389	1,524	13,813
Class R6	—*	—*	—	—	—*	—*	—	—
Issued on Reinvestment of Distributions
Class A	—*	—*	—*	2	4	32	6	51
Class C	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I	—*	3	46	396	200	1,882	259	2,340
Class R6	—*	—*	40	348	—*	—*	—*	—*
Shares Redeemed
Class A	—*	(1)	(5)	(46)	(267)	(2,446)	(63)	(564)
Class C	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I	(7)	(63)	(520)	(4,349)	(1,602)	(15,042)	(2,842)	(25,428)
Class R6	—*	—*	(510)	(4,398)	—*	—*	—	—
Net Increase/(Decrease) Resulting from Fund Share Transactions	9	$ 64	(948)	$(8,042)	(308)	$ (2,765)	(906)	$ (7,887)

*	Value calculated is less than 500 shares/dollars.

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

NOTE 6–FEDERAL INCOME TAX MATTERS
The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are recorded. Taxes accrued on unrealized gains are reflected as a liability on the Statements of Assets and Liabilities under the caption “Foreign capital gains taxes". When assets subject to capital gains tax are sold, accrued taxes are relieved, and the actual amount of the taxes paid is reflected on the Statements of Operations as a reduction in “Net realized gain (loss) on Investments”.
GAAP requires that certain components of net assets be reclassified between financial and tax reporting. Temporary differences do not require reclassification. Temporary and permanent differences have no effect on net assets or net asset value per share. For the year ended September 30, 2020, the Funds made the following permanent book-to-tax reclassifications primarily related to the treatment of foreign currency transactions, passive foreign investment companies, paydowns and difference between book and tax accretion methods for market premium:
	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
International Fund	$ (151,301)	$ 151,301	$—
Global Fund	24,490	(24,490)	—
Emerging Markets Fund	(418,951)	418,951	—
International Small Cap Fund	1,086,211	(1,086,211)	—
Small Cap Value Fund	156	(156)	—
Core Plus Fund	136,423	(136,423)	—
As of September 30, 2020, the components of distributable earnings on a tax basis were as follows:
	International Fund	Global Fund
Cost of investments for tax purposes	$ 657,041,010	$31,404,923
Gross tax unrealized appreciation	15,545,170	5,107,335
Gross tax unrealized depreciation	(195,202,632)	(6,506,846)
Net unrealized appreciation (depreciation) on investments and foreign currency	(179,657,462)	(1,399,511)
Distributable ordinary income	—	—
Distributable long-term capital gains	—	—
Total distributable earnings	—	—
Other accumulated gains/(losses)	(70,337,853)	(9,842)
Total accumulated earnings	$(249,995,315)	$ (1,409,353)

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

	Emerging Markets Fund	International Small Cap Fund	Small Cap Value Fund	Core Plus Fund
Cost of investments for tax purposes	$1,398,731,893	$ 423,997,788	$ 597,334	$81,407,473
Gross tax unrealized appreciation	73,032,583	22,569,434	53,075	7,210,163
Gross tax unrealized depreciation	(415,131,855)	(137,159,570)	(89,909)	(646,694)
Net unrealized appreciation (depreciation) on investments and foreign currency	(342,099,272)	(114,590,136)	(36,834)	6,563,469
Distributable ordinary income	—	1,249,064	5,292	314,642
Distributable long-term capital gains	—	—	—	—
Total distributable earnings	—	1,249,064	5,292	314,642
Other accumulated gains/(losses)	(134,699,938)	(166,596,953)	(166,613)	(3,674,560)
Total accumulated earnings	$ (476,799,210)	$(279,938,025)	$(198,155)	$ 3,203,551
The differences between book and tax basis distributable earnings are primarily related to foreign currency adjustments and the differences in classification of paydown gains and losses for tax purposes compared to book purposes. These differences are permanent.
The tax composition of dividends for the years ended September 30, 2020 and September 30, 2019 for the Funds, were as follows:
	Ordinary Income		Long Term Capital Gains
	2020	2019	2020	2019
International Fund	$15,302,823	$28,827,055	$—	$ —
Global Fund	677,847	1,021,928	—	2,856,903
Emerging Markets Fund	28,580,390	27,484,796	—	—
International Small Cap Fund	2,950,375	18,353,209	—	9,532,372
Small Cap Value Fund	2,844	581,016	—	165,379
Core Plus Fund	1,949,433	2,430,949	—	—
For the period subsequent to October 31, 2019, through the fiscal year ended September 30, 2020, The International Fund, Global Fund and Emerging Markets Fund incurred $401,505, $2,697 and $6,696,630, respectively, of net capital losses and/or late year ordinary losses for which the Funds intend to treat as having occurred in the following fiscal year.

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

At September 30, 2020 the Funds had capital loss carryforwards and capital loss carryforwards utilized as indicated below:
	Indefinite	Utilized
International Fund	$ (69,936,348)	$ —
Global Fund	—	(950,950)
Emerging Markets Fund	(127,922,186)	—
International Small Cap Fund	(166,571,306)	—
Small Cap Value Fund	(162,620)	(29,483)
Core Plus Fund	(3,674,560)	—
NOTE 7–OFFERING PRICE PER SHARE
The public offering price for Class A shares is the net asset value per share plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 5.75% for the International, Global, Emerging Markets, International Small Cap and Small Cap Value Funds, and 3.75% for the Core Plus Fund. A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the redemption value of the Class A shares redeemed. Class C shares include a 1.00% CDSC paid by redeeming shareholders within 12 months of purchase. As a result the redemption price may differ from the net asset value per share. The public offering prices for I shares are the respective net asset values. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.
NOTE 8–TRANSACTIONS WITH AFFILIATES
The following issuers were affiliated with the Emerging Markets Fund and International Small Cap Fund as defined in Section (2)(a)(3) of the 1940 Act, as these Funds held 5% or more of the outstanding voting securities of the following issuers during the year ended September 30, 2020:
Emerging Markets Fund
Issuer Name	Value At October 1, 2019	Purchases	Sales Proceeds	Realized Gain/(Loss)	Unrealized Appreciation/(Depreciation)	Value At September 30, 2020	Dividend Income
Urbi Desarrollos Urbanos SAB de CV(1)	$778,538	$—	$—	$(114)	$(473,858)	$304,566	$—
	$778,538	$—	$—	$(114)	$(473,858)	$304,566	$—

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

International Small Cap Fund
Issuer Name	Value At October 1, 2019	Purchases	Sales Proceeds	Realized Gain/(Loss)	Unrealized Appreciation/(Depreciation)	Value At September 30, 2020	Dividend Income
Desarrolladora Homex SAB de CV	$1,118,914	$—	$—	$—	$ (588,010)	$ 530,904	$—
Urbi Desarrollos Urbanos SAB de CV	1,218,714	—	—	—	(741,950)	476,764	—
	$2,337,628	$—	$—	$—	$(1,329,960)	$1,007,668	$—

(1)	Issuer was not an affiliate as of September 30, 2020.
NOTE 9–OWNERSHIP BY AFFILIATED PARTIES
As of September 30, 2020, the Advisor, Trustees or affiliates of the Advisor beneficially owned more than 5% of shares in each class of the Funds as follows:
	Global Fund	International Small Cap Fund
	Class I	Class A
Shares	326,438	195,875
% of Total Outstanding Shares	22.23%	5.10%

	Small Cap Value Fund		Core Plus Fund
	Class I	Class R6	Class I	Class R6
Shares	50,710	12	2,184,683	10
% of Total Outstanding Shares	83.58%	100.00%	24.51%	100.00%
NOTE 10–IN-KIND TRANSACTIONS
Unaffiliated Transactions
On June 12, 2019, a shareholder of the Global Equity Fund redeemed assets through an in-kind redemption. In this transaction, the Fund transferred securities with a value of $2,112,940 to the redeeming shareholder which is shown in the Statement of Changes in Net Assets. The Fund recognized a net realized gain in the amount of $91,756.
On June 12, 2019, a shareholder of the Small Cap Value Fund redeemed assets through an in-kind redemption. In this transaction, the Fund transferred securities with a value of $3,609,199 to the redeeming shareholder which is shown in the Statement of Changes in Net Assets. The Fund recognized a net realized loss in the amount of $959,099.
NOTE 11–NEW ACCOUNTING PRONOUNCEMENTS
In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has chosen to adopt this disclosure in this report.
NOTE 12–RISK FACTORS
The recent outbreak of the novel coronavirus, first detected in December 2019, rapidly became a pandemic and has resulted in disruptions to the economies of many nations, individual companies and the markets in general, the impact of which cannot necessarily be foreseen at the present time. This has created closed borders, quarantines, supply chain disruptions and general anxiety, negatively impacting global markets in an unforeseeable manner. The impact of the novel coronavirus and other such future infectious diseases in certain regions or countries may be greater or less due to the nature or level of their public health response or due to other factors. Health crises caused by the recent coronavirus outbreak or future infectious diseases may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of such health crises may be quick, severe and of unknowable duration. This pandemic and other epidemics and pandemics that may arise in the future could result in continued volatility in the financial markets and lead to increased levels of Fund redemptions, which could have a negative impact on the Funds and could adversely affect a Fund’s performance.
NOTE 13–SUBSEQUENT EVENTS
In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Trust has concluded that there are no subsequent events to note.

Brandes Investment Trust
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Brandes Investment Trust and Shareholders of Brandes International Equity Fund, Brandes Global Equity Fund, Brandes Emerging Markets Value Fund, Brandes International Small Cap Equity Fund, Brandes Small Cap Value Fund and Brandes Core Plus Fixed Income Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Brandes International Equity Fund, Brandes Global Equity Fund, Brandes Emerging Markets Value Fund, Brandes International Small Cap Equity Fund, Brandes Small Cap Value Fund and Brandes Core Plus Fixed Income Fund (six of the funds constituting Brandes Investment Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2020, the related statements of operations for the year ended September 30, 2020, the statements of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of

Brandes Investment Trust
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM — (continued)

September 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Los Angeles, California
November 20, 2020
We have served as the auditor of one or more investment companies in the Brandes Investment Partners LP Investment Company Complex since 2011.

Brandes Investment Trust
ADDITIONAL INFORMATION — (Unaudited)

PROXY VOTING PROCEDURES
The Advisor votes proxies relating to the Funds’ portfolio securities in accordance with procedures adopted by the Advisor. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.
Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.
PORTFOLIO HOLDINGS DISCLOSURE
The Trust files the Funds’ complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Trust’s Part F of Form N-PORT filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Part F of Form N-PORT filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information regarding the Trust’s Part F of Form N-PORT filings is also available, without charge, by calling toll-free, 1-800-331-2979.
TAX NOTICE
For the fiscal year ended September 30, 2020, the percentage of taxable ordinary income distributions that are designated as interest related dividends under the Internal Revenue Code Section 87(k)(1)(c) for each Fund were as follows:
PERCENTAGE
International Fund	0.94%
Global Fund	0.77%
Emerging Markets Fund	0.29%
International Small Cap Fund	2.16%
Small Cap Value Fund	9.60%
Core Plus Fund	97.62%
The percentage of ordinary distributions designated as short-term gain distributions under the Internal Revenue Code Section 871(k)(2)(c) for the fiscal year ended September 30, 2020 were as follows:
PERCENTAGE
International Fund	0.00%
Global Fund	0.00%
Emerging Markets Fund	0.00%
International Small Cap Fund	0.00%
Small Cap Value Fund	0.00%
Core Plus Fund	0.00%

Brandes Investment Trust
ADDITIONAL INFORMATION — (Unaudited) (continued)

The distributions designated as long-term capital gain distributions for the fiscal year ended September 30, 2020 were as follows:
DISTRIBUTION
International Fund	$—
Global Fund	$—
Emerging Markets Fund	$—
International Small Cap Fund	$—
Small Cap Value Fund	$—
Core Plus Fund	$—
The percentage of dividend income distributed for the fiscal year ended September 30, 2020, which is designated as qualified dividend income under the Jobs and Growth Tax relief Reconciliation Act of 2003 is as follows:
PERCENTAGE
International Fund	100.00%
Global Fund	100.00%
Emerging Markets Fund	100.00%
International Small Cap Fund	100.00%
Small Cap Value Fund	100.00%
Core Plus Fund	0.00%
The percentage of dividends paid during the fiscal year ended September 30, 2020 that qualify for the corporate dividends received deduction are as follows:
PERCENTAGE
International Fund	0.00%
Global Fund	53.13%
Emerging Markets Fund	0.79%
International Small Cap Fund	0.00%
Small Cap Value Fund	100.00%
Core Plus Fund	0.00%
For the year ended September 30, 2020, the International Fund, Global Fund, Emerging Markets Fund and International Small Cap Fund earned foreign source income and paid foreign taxes, as noted below, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code, with the exception to the foreign taxes paid in the United Kingdom. The United Kingdom foreign taxes paid by the Fund do not qualify to be passed through to the Fund’s shareholders.

Brandes Investment Trust
ADDITIONAL INFORMATION — (Unaudited) (continued)

	Gross Foreign Income
	International Fund	Global Fund	Emerging Markets Fund	International Small Cap Fund
Belgium	$ 38,544	$ —	$ —	$ —
Bermuda	213,910	—	892,190	810,719
Brazil	269,319	—	1,408,548	—
Canada	—	—	—	74,726
Cayman Islands	—	—	110,353	—
Chile	—	—	1,036,135	—
China	—	—	4,184,508	91,111
Colombia	—	—	577,681	—
Czech Republic	—	—	498,157	—
France	2,289,948	113,602	—	163,161
Germany	798,343	3,582	—	—
Greece	—	—	159,697	47,136
Hong Kong	450,032	17,414	3,230,642	239,001
Hungary	—	—	—	323,764
India	—	—	1,420,459	—
Indonesia	—	—	1,300,237	—
Ireland	—	—	—	103,193
Italy	1,327,872	22,435	—	52,592
Japan	2,911,371	25,038	—	1,605,359
Jersey	377,762	15,634	—	—
Malaysia	—	26,573	1,462,398	55,046
Mexico	1,045,730	34,830	6,393,987	1,052,152
Netherlands	140,253	4,644	—	—
Pakistan	—	—	114,173	—
Panama	—	—	1,047,935	306,731
Philippines	—	—	175,483	78,993
Republic of Korea	1,110,285	56,869	6,683,066	671,476
Russia	745,507	9,540	4,351,844	—
South Africa	—	—	915,960	—
Spain	878,420	30,203	759,166	951,608
Switzerland	1,311,697	28,502	—	—
Taiwan	458,511	—	1,828,208	—
Thailand	—	—	3,194,954	—
United Arab Emirates	—	—	440,967	—
United Kingdom	4,081,852	245,304	466,430	830,432
	$18,449,356	$634,170	$42,653,178	$7,457,200

Brandes Investment Trust
ADDITIONAL INFORMATION — (Unaudited) (continued)

	Foreign Tax Paid
	International Fund	Global Fund	Emerging Markets Fund	International Small Cap Fund
Canada	$ —	$ —	$ —	$ 9,825
Chile	—	—	296,874	—
China	—	—	358,114	9,111
Czech Republic	—	—	70,536	—
France	250,525	11,405	—	3,499
Germany	119,750	537	—	—
Greece	—	—	7,986	2,358
India	—	—	803,136	—
Indonesia	—	—	195,038	—
Italy	86,243	2,651	—	7,703
Japan	290,390	2,307	—	160,403
Mexico	75,510	2,894	396,275	75,638
Netherlands	8,412	695	—	—
Pakistan	—	—	17,126	—
Philippines	—	—	43,871	19,747
Republic of Korea	151,246	7,943	1,001,209	78,625
Russia	74,551	954	392,071	—
South Africa	—	—	115,079	—
Spain	291	11	113,874	133,062
Switzerland	146,635	2,136	—	—
Taiwan	96,286	—	383,924	—
Thailand	—	—	319,492	—
	$1,299,839	$31,533	$4,514,605	$499,971

Brandes Investment Trust
TRUSTEES AND OFFICERS INFORMATION — (Unaudited)

The Board is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator,the Trust's Custodian, Distributor and Transfer Agent. The Board delegates the day-to-day operations of the Trust to its officers, subject to each Fund's investment objective and policies and to general supervision by the Board. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-331-2979 or visiting www.brandes.com.
The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:
Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/Trusteeships Held by Trustee
Independent Trustees(2)
Gregory Bishop, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (1961)	Trustee	Since January 2017	Retired. Previously Executive Vice President and Head of Retail Business, PIMCO Investments, from 1997 to 2014	7	None
Robert M. Fitzgerald 11988 El Camino Real, Suite 600 San Diego, CA 92130 (1952)	Trustee	Since April 2008	Retired from 2002-2005 and since 2007; Chief Financial Officer of National Retirement Partners from 2005 to 2007.	7	Hotchkis and Wiley Mutual Funds
Craig Wainscott, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (1961)	Trustee and (beginning January 2018) Chairman of the Board	Since February 2012	Retired from Russell Investments, Managing Director, US Mutual Funds; Currently Partner with The Paradigm Project and advisor to early-stage companies.	7	None

Brandes Investment Trust
TRUSTEES AND OFFICERS INFORMATION — (Unaudited) (continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/Trusteeships Held by Trustee
“Interested” Trustees(3)
Jeff Busby, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (1961)	Trustee and President	Since July 2006	Executive Director of the Advisor since January 2004.	7	None
Oliver Murray 11988 El Camino Real, Suite 600 San Diego, CA 92130 (1961)	Trustee	Since February 2012	CEO, Brandes Investment Partners & Co. since 2002; Managing Director -PCPM of the Advisor since 2011.	7	None
Officers of the Trust
Thomas M. Quinlan 11988 El Camino Real, Suite 600 San Diego, CA 92130 (1970)	Secretary	Since June 2003	Associate General Counsel of the Advisor since January 2006.	N/A	N/A
Gary Iwamura, CPA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (1956)	Treasurer	Since September 1997	Finance Director of the Advisor.	N/A	N/A
Roberta Loubier 11988 El Camino Real, Suite 600 San Diego, CA 92130 (1971)	Chief Compliance Officer	Since September 2015	Global Head of Compliance of the Advisor.	N/A	N/A

(1)	Trustees and officers of the Fund serve until their resignation, removal or retirement.
(2)	Not “interested persons” of the Trust as defined in the 1940 Act.
(3)	“Interested persons” of the Trust as defined in the 1940 Act. Jeff Busby is an interested person of the Trust because he is the President of the Trust and the Executive Director of the Advisor. Oliver Murray is an interested person of the Trust, because he is the Managing Director of the Advisor.

Brandes Investment Trust
PRIVACY NOTICE

Brandes Investment Trust and Brandes Investment Partners, L.P. may collect non-public information about you from the following sources:
•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us.
We do not disclose any non-public personal information about any shareholder or former shareholder of the Fund without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.
If you hold shares of the Fund through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your non-public personal information would be shared with nonaffiliated third parties.

ADVISOR
Brandes Investment Partners, L.P.
11988 El Camino Real, Suite 600
San Diego, CA 92130
800.331.2979
DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, #1100
Denver, CO 80203
TRANSFER AGENT
The Northern Trust Company
333 South Wabash Avenue, W-38
Chicago, IL 60604
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110
This report is intended for shareholders of the Brandes International Equity Fund, the Brandes Global Equity Fund, the Brandes Emerging Markets Value Fund, the Brandes International Small Cap Equity Fund, the Brandes Small Cap Value Fund and the Brandes Core Plus Fixed Income Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.
Statements and other information herein are dated and are subject to change.

ANNUAL REPORT
REPORT

SEPARATELY MANAGED ACCOUNT RESERVE TRUST
For the year ended September 30, 2020
Beginning in January 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (http://www.brandesfunds.com/literature.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-800-395-3807, sending an e-mail request to info@brandesfunds.com, or by enrolling at http://www.brandesfunds.com/literature.html.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-800-395-3807 or send an email request to info@brandesfunds.com to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account with that intermediary if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Funds.

1

Brandes Separately Managed Account Reserve Trust
Dear Fellow Investor,
The net asset value of the Brandes Separately Managed Account Reserve Trust gained 6.05% in the year ended September 30, 2020. During the same period, the Bloomberg Barclays U.S. Aggregate Bond Index increased 6.98%.
The end of 2019 wrapped up an extraordinary year for both fixed-income and equity returns. The U.S. economic recovery completed its record of 127 months without a recession. Following solid gains among many equity and fixed-income sectors in January and February, the coronavirus pandemic upended the markets in March 2020.
As April began, we felt that there were attractive opportunities in the market and were able to deploy capital to a number of companies we believe represented solid value. But once the Federal Reserve (“Fed”) expanded their direct intervention in the credit markets, the amount of value in the market quickly dissipated, in our view. It seemed fairly clear to us that asset prices would be lower if not for the staggering amount of Fed support. The questions going forward, in our view, largely revolve around the Fed’s influence in the markets. Is the Fed now going to become a permanent or semi-permanent participant in the corporate markets similar to its role in the Treasury and mortgage-backed security (“MBS”) markets?
Specific to performance over the trailing twelve months (TTM), the Brandes Separately Managed Account Reserve Trust delivered strong absolute performance that slightly lagged behind its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. Within corporate bonds, the Fund’s exposure to the energy sector detracted from returns as the price of oil fell over 35% during the period. Also detracting from returns were select holdings in the telecommunications sector and select holdings in floating rate note money center banks which were hurt by falling interest rates in the front-end of the yield curve.
The Fund received positive contributions from holdings in cable, information technology, and healthcare. Additionally, the Fund’s underweight to agency mortgage-backed securities was a positive factor in relative performance.
In our view, the disconnect between the continued solid performance of both the fixed-income and equity markets against the backdrop of the fragile broader economy is mystifying. The Fed has been directly purchasing U.S. Treasuries and agency MBS for nearly 13 years now—quadrupling the size of its balance sheet. More recently, it has added direct purchases of corporate bonds and fixed-income ETFs. Looking forward, we believe one area to watch is the behavior of bonds that are not eligible for direct Fed purchases.
Longer term, we believe fundamentals do and will continue to matter. In recent years, the fundamentals appear to have been overshadowed by massive central-bank intervention. But value opportunities will continue to emerge for those with measured, deliberate and cautious approaches in reallocating capital.
2

Brandes Separately Managed Account Reserve Trust
In September, the Fed announced interest rates will be anchored at historically low levels until at least 2023. We took this statement with a bit of skepticism, noting that forecasting the path of rates has historically proven to be quite difficult. What is clear to us, however, is the disconnect that has developed between the relatively placid financial markets and turmoil virtually everywhere else—including the struggles of many businesses and households as a result of the ongoing pandemic, social unrest, wildfires in the Western United States and political uncertainty. Regardless of the turmoil, we remain excited about the potential of the Brandes Separately Managed Account Reserve Trust and appreciate the trust you have placed in us.
Sincerely yours,
The Brandes Fixed Income Investment Committee
Brandes Investment Trust
Because the values of the fund’s investments will fluctuate with market conditions, so will the value of your investment in the fund. You could lose money on your investment in the fund, or the fund could underperform other investments. The values of the fund’s investments fluctuate in response to the activities of individual companies and general bond market and economic conditions. Investments in small and medium capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies.
As with most fixed income funds, the income on and value of your shares in the fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the fund’s average portfolio maturity and the lower the average quality of its portfolio, the greater the price fluctuation. The price of any security owned by the fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments or its credit rating. Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness than higher grade debt. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.
Past performance is not a guarantee of future results.
Short-term debt refers to fixed income securities set to mature in 1 to 5 years from the issue or purchase date. Long-term debt refers to fixed income securities set to mature more than 10 years from the issue or purchase date.
Asset Coverage: A company's ability to cover debt obligations with its assets after all liabilities have been satisfied. Source: Investopedia.com
Basis Point: 1/100 of 1%.
3

Brandes Separately Managed Account Reserve Trust
Duration: The weighted maturity of a fixed-income investment’s cash flows, used in the estimation of the price sensitivity of fixed-income securities for a given change in interest rates.
Free Cash Flow: Total cash flow from operations less capital expenditures.
Yield: Annual income from the investment (dividend, interest, etc.) divided by the current market price of the investment.
Yield Spread: The difference in yield from a Treasury security and another debt security of the same maturity.
Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.
The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.
Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.
Must be preceded or accompanied by a prospectus.
Index Guide
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. This index is a total return index which reflects the price changes and interest of each bond in the index.
One cannot invest directly in an index.
The Brandes Separately Managed Account Reserve Trust is distributed by ALPS Distributors, LLC.
4

Brandes Separately Managed Account Reserve Trust
The following chart compares the value of a hypothetical $10,000 investment in the Separately Managed Account Reserve Trust from September 30, 2010 to September 30, 2020 with the value of such an investment in the Bloomberg Barclays U.S. Aggregate Bond Index and Bloomberg Barclays U.S. Intermediate Credit Bond Index for the same period.
Value of $10,000 Investment vs Bloomberg Barclays U.S. Aggregate Bond
Index & Bloomberg Barclays U.S. Intermediate Credit Bond Index (Unaudited)
	Average Annual Total Return Periods Ended September 30, 2020(1)
	One Year	Five Years	Ten Years	Since Inception
Brandes Separately Managed Account Reserve Trust	6.05%	5.02%	5.68%	5.42%
Bloomberg Barclays U.S. Aggregate Bond Index	6.98%	4.18%	3.64%	4.50%
Bloomberg Barclays U.S. Intermediate Credit Bond Index	6.49%	4.33%	3.90%	4.73%

(1)	The inception date is October 3, 2005.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.
5

Brandes Separately Managed Account Reserve Trust
The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Asset Allocation as a Percentage of Total Investments as of
September 30, 2020 (Unaudited)
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Brandes Separately Managed Account Reserve Trust
Expense Example (Unaudited)
As a shareholder of the Fund, you incur ongoing costs, including investment advisory and administrative fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Note that for this Fund, which is used in wrap-fee programs, fees and expenses are paid at the wrap account level rather than the Fund level.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2020 to September 30, 2020 (the “Period”).
Actual Expenses
This section provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from the Fund’s actual returns. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period*
Seperately Managed Account Reserve Trust**	$1,000.00	$1,063.20	0.00%	$0.00

*	The Fund’s expenses are equal to the Fund’s expense ratio for the period, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one half-year period).
**	No expenses have been charged to the Brandes Separately Managed Account Reserve Trust (“SMART Fund”) over the period, as the SMART Fund participates in a wrap-fee program sponsored by investment advisors unaffiliated with the SMART Fund. See Note 3 to the Financial Statements. Fees and expenses are charged at the wrap account level.
Hypothetical Example for Comparison Purposes
This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
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Brandes Separately Managed Account Reserve Trust
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage commissions on purchase and sales of Fund shares. Therefore, the last column of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period*
Seperately Managed Account Reserve Trust**	$1,000.00	$1,025.00	0.00%	$0.00

*	The Fund’s expenses are equal to the Fund’s expense ratio for the period, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one half-year period).
**	No expenses have been charged to the Brandes Separately Managed Account Reserve Trust (“SMART Fund”) over the period, as the SMART Fund participates in a wrap-fee program sponsored by investment advisors unaffiliated with the SMART Fund. See Note 3 to the Financial Statements. Fees and expenses are charged at the wrap account level.
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Brandes Separately Managed Account Reserve Trust
SCHEDULE OF INVESTMENTS — September 30, 2020

	Shares	Value
COMMON STOCKS – 0.00%
Household Durables – 0.00%
Urbi Desarrollos Urbanos SAB de CV (a)	8,806	$ 5,237
TOTAL COMMON STOCKS (Cost $1,887,387)		$ 5,237

	Principal Amount	Value
FEDERAL AND FEDERALLY SPONSORED CREDITS – 8.46%
Federal Home Loan Mortgage Corporation – 3.28%
Pool G1-8578 3.000%, 12/1/2030	$ 1,451,335	$ 1,526,945
Pool SD-8001 3.500%, 7/1/2049	2,809,789	2,960,082
Pool SD-8003 4.000%, 7/1/2049	1,364,099	1,454,877
		5,941,904
Federal National Mortgage Association – 5.18%
Pool AL9865 3.000%, 2/1/2047	1,298,655	1,364,516
Pool AS6201 3.500%, 11/1/2045	803,379	857,854
Pool BN6683 3.500%, 6/1/2049	2,029,376	2,137,517
Pool CA1624 3.000%, 4/1/2033	1,944,634	2,057,461
Pool MA3687 4.000%, 6/1/2049	2,789,482	2,971,559
		9,388,907
TOTAL FEDERAL AND FEDERALLY SPONSORED CREDITS (Cost $14,728,408)		$ 15,330,811
OTHER MORTGAGE RELATED SECURITIES – 0.00%
Collateralized Mortgage Obligations – 0.00%
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR14 3.104%, 10/25/2036(b)	$ 2,525	$ 2,451
TOTAL OTHER MORTGAGE RELATED SECURITIES (Cost $2,526)		$ 2,451
US GOVERNMENTS – 33.92%
Sovereign – 33.92%
United States Treasury Bond 4.750%, 2/15/2037	$29,535,000	$ 46,574,157
United States Treasury Note 2.375%, 5/15/2029	12,935,000	14,889,903
TOTAL US GOVERNMENTS (Cost $51,941,527)		$ 61,464,060
CORPORATE BONDS – 53.35%
Automobiles – 1.04%
Ford Motor Credit Co. LLC 5.875%, 8/2/2021	$ 1,850,000	$ 1,884,687
Banks – 9.53%
Goldman Sachs Group, Inc. 3.000%, 4/26/2022	3,405,000	3,454,179
The accompanying notes to financial statements are an integral part of this Schedule of Investments.
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Brandes Separately Managed Account Reserve Trust
SCHEDULE OF INVESTMENTS — September 30, 2020 (continued)

	Principal Amount	Value
JPMorgan Chase & Co. 3.738% (3M LIBOR + 3.470%), Perpetual(c)	$ 6,083,000	$ 5,832,789
USB Capital IX 3.500% (3M LIBOR + 1.020%, minimum of 3.500%), Perpetual(c)	8,525,000	7,983,748
		17,270,716
Commercial Services & Supplies – 5.81%
Iron Mountain, Inc. 4.875%, 9/15/2027(d)	2,925,000	2,982,805
Prime Security Services Borrower LLC
5.750%, 4/15/2026(d)	3,620,000	3,871,156
6.250%, 1/15/2028(d)	3,635,000	3,680,437
		10,534,398
Consumer Products – 5.40%
Avon International Operations, Inc. 7.875%, 8/15/2022(d)	6,555,000	6,632,251
Wyndham Destinations, Inc. 3.900%, 3/1/2023	3,225,000	3,160,500
		9,792,751
Containers & Packaging – 1.15%
Sealed Air Corp. 4.000%, 12/1/2027(d)	1,990,000	2,079,152
Food, Beverage & Tobacco – 2.18%
Pilgrim's Pride Corp. 5.750%, 3/15/2025(d)	3,875,000	3,947,656
Health Care Facilities & Services – 3.55%
CVS Health Corp. 4.100%, 3/25/2025	258,000	291,444
Tenet Healthcare Corp.
5.125%, 5/1/2025	1,270,000	1,281,811
4.875%, 1/1/2026(d)	4,780,000	4,866,805
		6,440,060
Homebuilders – 3.50%
PulteGroup, Inc. 5.500%, 3/1/2026	3,920,000	4,468,800
Toll Brothers Finance Corp. 4.875%, 11/15/2025	1,710,000	1,881,000
		6,349,800
Insurance – 1.56%
American International Group, Inc. 6.400%, 12/15/2020	2,785,000	2,818,756
The accompanying notes to financial statements are an integral part of this Schedule of Investments.
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Brandes Separately Managed Account Reserve Trust
SCHEDULE OF INVESTMENTS — September 30, 2020 (continued)

	Principal Amount	Value
Media – 2.58%
Charter Communications Operating LLC 4.908%, 7/23/2025	$ 1,325,000	$ 1,531,995
Netflix, Inc. 5.375%, 2/1/2021	3,105,000	3,136,050
		4,668,045
Oil, Gas & Consumable Fuels – 8.97%
BP Capital Markets Plc 3.506%, 3/17/2025	3,375,000	3,757,439
Chesapeake Energy Corp. 11.500%, 1/1/2025(d),(e)	7,711,000	1,040,985
Chevron Corp. 2.100%, 5/16/2021	1,460,000	1,474,856
Kinder Morgan, Inc. 4.300%, 6/1/2025	1,921,000	2,163,705
Occidental Petroleum Corp.
1.730% (3M LIBOR + 1.450%), 8/15/2022(c)	2,195,000	2,002,938
3.500%, 6/15/2025	1,705,000	1,415,150
Range Resources Corp. 5.000%, 3/15/2023	4,630,000	4,398,500
		16,253,573
Technology – 4.29%
Microsoft Corp. 2.400%, 2/6/2022	1,460,000	1,500,493
VMware, Inc.
4.500%, 5/15/2025	1,430,000	1,618,797
3.900%, 8/21/2027	4,176,000	4,664,355
		7,783,645
Telecommunications – 3.79%
AT&T, Inc. 3.000%, 6/30/2022	5,235,000	5,444,304
Telefonica Emisiones SA 5.462%, 2/16/2021	1,390,000	1,415,697
		6,860,001
TOTAL CORPORATE BONDS (Cost $92,126,181)		$ 96,683,240
ASSET BACKED SECURITIES – 3.17%
Student Loan – 3.17%
SLM Private Credit Student Loan Trust Series 2004-B, 0.681% (3M LIBOR + 0.430%), 9/15/2033(c)	$ 1,500,000	$ 1,410,552
The accompanying notes to financial statements are an integral part of this Schedule of Investments.
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Brandes Separately Managed Account Reserve Trust
SCHEDULE OF INVESTMENTS — September 30, 2020 (continued)

	Principal Amount	Value
SLM Private Credit Student Loan Trust Series 2005-A, 0.560% (3M LIBOR + 0.310%), 12/15/2038(c)	$ 1,837,024	$ 1,757,685
SLM Private Credit Student Loan Trust Series 2006-A, 0.540% (3M LIBOR + 0.290%), 6/15/2039(c)	2,697,777	2,566,005
TOTAL ASSET BACKED SECURITIES (Cost $5,600,412)		$ 5,734,242

	Shares	Value
SHORT-TERM INVESTMENTS – 2.02%
Money Market Funds – 2.02%
Northern Institutional Funds - Treasury Portfolio (Premier), 0.00%(f)	3,666,260	$ 3,666,260
TOTAL SHORT-TERM INVESTMENTS (Cost $3,666,260)		$ 3,666,260
Total Investments (Cost $169,952,701) – 100.92%		$182,886,301
Liabilities in Excess of Other Assets – (0.92)%		(1,661,751)
Total Net Assets – 100.00%		$181,224,550

Percentages are stated as a percent of net assets.
LIBOR London Interbank Offered Rate

(a)	Non-income producing security.
(b)	Variable rate security. The coupon is based on an underlying pool of loans.
(c)	Variable rate security. The coupon is based on a reference index and spread index.
(d)	Acquired in a transaction exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $29,101,247 which represented 16.06% of the net assets of the Fund.
(e)	Issuer is in default of interest payments.
(f)	The rate shown is the annualized seven day yield as of September 30, 2020.
The industry classifications represented in the Schedule of Investments are in accordance with Bloomberg Industry Classification Standards (BICS) or were otherwise determined by the Adviser to be appropriate. This information is unaudited.
The accompanying notes to financial statements are an integral part of this Schedule of Investments.
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Brandes Separately Managed Account Reserve Trust
STATEMENT OF ASSETS AND LIABILITIES — September 30, 2020

ASSETS
Investment in securities, at cost	$169,952,701
Investment in securities, at value	$182,886,301
Receivables:
Fund shares sold	15,806
Interest	1,089,016
Total Assets	183,991,123
LIABILITIES
Payables:
Fund shares redeemed	2,727,619
Dividends payable	38,954
Total Liabilities	2,766,573
NET ASSETS	$181,224,550
COMPONENTS OF NET ASSETS
Paid-in Capital	$179,389,611
Total distributable earnings (loss)	1,834,939
Total Net Assets	$181,224,550
Net asset value, offering price and redemption proceeds per share
Net Assets	$181,224,550
Shares outstanding (unlimited shares authorized without par value)	20,275,440
Offering and redemption price	$ 8.94
The accompanying notes to financial statements are an integral part of this statement.
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Brandes Separately Managed Account Reserve Trust
STATEMENT OF OPERATIONS — For the Year Ended September 30, 2020  (continued)

INVESTMENT INCOME
Income
Dividend income	$ 12,835
Interest income	6,336,550
Total Income	6,349,385
Expenses (Note 3)
Total expenses	—
Total net expenses	—
Net investment income	6,349,385
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(7,821,691)
Net change in unrealized appreciation (depreciation) on investments	12,127,547
Net realized and unrealized gain on investments	4,305,856
Net Increase in net assets resulting from operations	$10,655,241
The accompanying notes to financial statements are an integral part of this statement.
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Brandes Separately Managed Account Reserve Trust
STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30, 2020	Year Ended September 30, 2019
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income	$ 6,349,385	$ 7,412,642
Net realized gain (loss) on investments	(7,821,691)	(974,165)
Net change in unrealized appreciation (depreciation) on investments	12,127,547	2,335,798
Net increase in net assets resulting from operations	10,655,241	8,774,275
DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	(6,313,021)	(7,370,934)
Decrease in net assets from distributions	(6,313,021)	(7,370,934)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	35,721,282	40,330,186
Net asset value of shares issued on reinvestment of distributions	5,886,403	6,971,775
Cost of shares redeemed	(41,757,830)	(48,308,152)
Net increase (decrease) in net assets from capital share transactions	(150,145)	(1,006,191)
Total increase in net assets	4,192,075	397,150
NET ASSETS
Beginning of the Period	177,032,475	176,635,325
End of the Period	$181,224,550	$177,032,475
The accompanying notes to financial statements are an integral part of this statement.
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Brandes Separately Managed Account Reserve Trust
FINANCIAL HIGHLIGHTS  (continued)

	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 8.73	$ 8.65	$ 8.94	$ 9.02	$ 8.69
Total from investment operations:
Net investment income(1)	0.31	0.36	0.39	0.39	0.44
Net realized and unrealized gain/(loss) on investments	0.21	0.08	(0.29)	(0.08)	0.33
Total from investment operations	0.52	0.44	0.10	0.31	0.77
Less dividends and distributions:
Dividends from net investment income	(0.31)	(0.36)	(0.39)	(0.39)	(0.44)
Total dividends and distributions	(0.31)	(0.36)	(0.39)	(0.39)	(0.44)
Net asset value, end of period	$ 8.94	$ 8.73	$ 8.65	$ 8.94	$ 9.02
Total return	6.05%	5.29%	1.12%	3.57%	9.24%
Net assets, end of period (millions)	$181.2	$177.0	$176.6	$176.7	$163.9
Ratio of expenses to average net assets(2)	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net investment income to average net assets(2)	3.52%	4.27%	4.43%	4.39%	5.12%
Portfolio turnover rate	32.24%	35.99%	42.90%	39.74%	53.60%

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	Reflects the fact that no fees or expenses are incurred by the Fund. The Fund is an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Fund or the Advisor. Participants in these programs pay a “wrap” fee to the sponsor of the program.
The accompanying notes to financial statements are an integral part of this statement.
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Brandes Separately Managed Account Reserve Trust
NOTES TO FINANCIAL STATEMENTS

NOTE 1–ORGANIZATION
The Separately Managed Account Reserve Trust (the “Fund”) is a series of Brandes Investment Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund began operations on October 3, 2005. The Fund invests its assets primarily in debt securities and seeks to maximize total return.
NOTE 2–SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services-Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles (“GAAP”) in the United States of America.
A.	Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Trustees. Each Fund will always receive and maintain, as collateral, U.S. Government securities whose market value, including accrued interest (which is recorded in the Schedules of Investments), will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund’s custodian. If the term of any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. Before causing the Fund to enter into a repurchase agreement with any other party, the investment advisor will determine that such party does not have any apparent risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At September 30, 2020, the Fund did not invest in repurchase agreements.
B.	Foreign Currency Translation and Transactions. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rates of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rates of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange
17

Brandes Separately Managed Account Reserve Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.
Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.
C.	Delayed Delivery Securities. The Fund may purchase securities on a when issued or delayed delivery basis. “When-issued” or delayed delivery refers to securities whose terms are available and for which a market exists, but that have not been issued. For a when-issued or delayed delivery transaction, no payment is made until delivery date, which is typically longer than the normal course of settlement. When the Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise if the market value of the underlying securities change, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. The Fund did not have any open commitments on delayed delivery securities as of September 30, 2020.
D.	Security Transactions, Dividends and Distributions. Security transactions are accounted for on the trade dates. Realized gains and losses are evaluated on the basis of identified costs. Distributions from net investment income are declared daily and paid monthly. Distributions of net realized gains, if any, are declared at least annually. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Interest is recorded on an accrual basis. The Fund amortizes premiums and accretes discounts using the constant yield method.
E.	Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and assumptions.
F.	Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. The Trust
18

Brandes Separately Managed Account Reserve Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

has indemnified its trustees against any expenses actually and reasonably incurred by the trustees in any proceeding arising out of or in connection with the trustees’ service to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.
G.	Accounting for Uncertainty in Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund may be subject to a nondeductible excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Fund intends to distribute its net investment income and capital gains as necessary to avoid this excise tax. Therefore, no provision for federal income taxes or excise taxes has been made.
The Trust analyzes all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years for the Fund are those that are open for exam by taxing authorities (2017 through 2020). As of September 30, 2020 the Trust has no examinations in progress.
Management has analyzed the Trust’s tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-ended September 30, 2020.
The Trust identifies its major tax jurisdictions as the U.S. Government and the State of California. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
H.	Fair Value Measurements. The Trust has adopted GAAP accounting principles related to fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
Level 1—Fair value measurement within Level 1 should be based on an unadjusted quoted price in an active market that the Fund has the ability to access for the asset or liability at the measurement date. Because a quoted price alone forms the basis for the measurement, the access requirement
19

Brandes Separately Managed Account Reserve Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

within Level 1 limits discretion in pricing the asset or liability, including in situations in which there are multiple markets for the asset or liability with different prices and no single market represents a principal market for the asset or liability. Importantly, the FASB has indicated that when a quoted price in an active market for a security is available, that price should be used to measure fair value without regard to an entity’s intent to transact at that price.
Level 2—Fair value measurement within Level 2 should be based on all inputs other than unadjusted quoted prices included within Level 1 that are observable for the asset or liability. Other significant observable market inputs include quoted prices for similar instruments in active markets, quoted adjusted prices in active markets, quoted prices for identical or similar instruments in markets that are not active, and model derived valuations in which the majority of significant inputs and significant value drivers are observable in active markets.
Level 3—Fair value measurement within Level 3 should be based on unobservable inputs in such cases where markets do not exist or are illiquid. Significant unobservable inputs include model derived valuations in which the majority of significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.
I.	Security Valuation. Bonds and other fixed-income securities (other than repurchase agreements and demand notes) are valued using the bid price on the day of the valuation provided by an independent pricing service.
Securities traded on a national securities exchange are valued at the last reported sale price at the close of regular trading on each day the exchange is open for trading. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price. Securities traded on an exchange for which there has been no sales on the valuation date are valued at the mean between last bid and ask price on such day. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith pursuant to procedures adopted by the Board of Trustees.
Repurchase agreements and demand notes, for which neither vendor pricing nor market maker prices are available, are valued at amortized cost on the day of valuation, unless Brandes Investment Partners, L.P. (the “Advisor”) determines that the use of amortized cost valuation on such day is not appropriate (in which case such instrument is fair valued in accordance with the fair value procedures of the Trust).
20

Brandes Separately Managed Account Reserve Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

The Trust has adopted valuation procedures that allow for fair value pricing for use in appropriate circumstances. For example, such circumstances may arise when trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Fund calculates its own share price. If no price, or in the Advisor’s determination no price representing fair value, is provided for a security held by the Fund by an independent pricing agent, then the security will be fair valued. Thinly traded securities and certain foreign securities may be impacted more by the use of fair valuations than other securities.
In using fair value pricing, the Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. When using fair value to price securities, the Fund may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.
Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.
Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/ spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.
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Brandes Separately Managed Account Reserve Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.
Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each package of underlying securities. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, estimated cash flows and marketbased yield spreads for each tranche, current market data and packaged collateral performance, as available. Mortgage and asset-backed securities that use such valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy only if there are significant observable inputs used.
Common stocks, exchange-traded fund shares and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities or commodities exchange, are valued at the last reported sales price, in the case of common stocks and exchange-traded fund shares, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.
Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the New York Stock Exchange (“NYSE”). These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. None of the Fund’s securities were fair valued utilizing this method as of September 30, 2020.
Investments in registered open-end management investment companies are valued based upon the Net Asset Values (“NAVs”) of such investments and are categorized as Level 1 of the fair value hierarchy. If, on a particular day, a share price of an investment company is not readily available, such securities are fair valued in accordance with the fair value procedures of the Trust.
Certain securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees. The Fair Valuation Committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Fair Valuation Committee is authorized to make all necessary determinations of the fair
22

Brandes Separately Managed Account Reserve Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

value of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.
The following is a summary of the level inputs used, as of September 30, 2020, involving the Fund's assets carried at fair value. The inputs used for valuing securities may not be an indication of the risk associated with investing in those securities.
Description	Level 1	Level 2	Level 3	Total
Seperately Managed Account Reserve Trust
Common Stocks	$ 5,237	$ —	$—	$ 5,237
Asset Backed Securities	—	5,734,242	—	5,734,242
Corporate Bonds	—	96,683,240	—	96,683,240
Government Securities	—	61,464,060	—	61,464,060
Mortgage Backed Securities	—	15,333,262	—	15,333,262
Short-Term Investments	3,666,260	—	—	3,666,260
Total Investments in Securities	$3,671,497	$179,214,804	$—	$182,886,301
There were no Level 3 securities in the Fund at the beginning or the end of the year ended September 30, 2020.
NOTE 3–INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
A.	Advisor Fee. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor receives no advisory fee or other fee from the Fund. The financial statements of the Fund reflect the fact that no fees or expenses are incurred by the Fund. It should be understood, however, that the Fund is an integral part of “wrap-fee” programs sponsored by investment advisors unaffiliated with the Fund and the Advisor. Typically, participants in these programs pay a “wrap-fee” to their investment advisors. Although the Fund does not compensate the Advisor directly for its service under the Investment Advisory Agreement, the Advisor benefits from its relationships with the sponsors of wrap-fee programs for which the Fund is an investment option. Certain officers and Trustees of the Trust are also officers of the Advisor.
B.	Administration Fee. Prior to February 1, 2020, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, acted as administrator for the Fund. Effective February 1, 2020, The Northern Trust Company (the "Administrator") acts as the administrator for the fund. The Administrator prepares various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountant; coordinates the
23

Brandes Separately Managed Account Reserve Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

preparation and payment of Fund expenses; and prepares several Fund reports. The Advisor compensates the Administrator on behalf of the Fund for the services the Administrator performs for the Fund.
C.	Distribution Fees. ALPS Distributors, Inc. (the “Distributor”), a registered broker-dealer, acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. All of the Fund’s distribution fees are paid by the Advisor.
NOTE 4–PURCHASES AND SALES OF SECURITIES
The cost of purchases and the proceeds from sales of securities of the Fund, excluding short-term investments, were as follows for the year ended September 30, 2020:
U.S. Government		Other
Purchases	Sales	Purchases	Sales
$21,060,253	$23,053,328	$38,259,035	$32,681,815
NOTE 5–CAPITAL STOCK TRANSACTIONS
The Fund’s capital stock activity in shares and dollars during the years ended September 30, 2020 and September 30, 2019, was as follows (shares and dollar amounts in thousands):
	Year Ended 9/30/2020		Year Ended 9/30/2019
	Shares	Amount	Shares	Amount
Shares Sold	4,091	$ 35,721	4,695	$ 40,330
Issued on Reinvestment of Distributions	672	5,886	811	6,972
Shares Redeemed	(4,775)	(41,757)	(5,632)	(48,308)
Net Decrease Resulting from Fund Share Transactions	(12)	$ (150)	(126)	$ (1,006)
NOTE 6–FEDERAL INCOME TAX MATTERS
GAAP requires that certain components of net assets be reclassified between financial and tax reporting. Temporary differences do not require reclassification. Temporary and permanent differences have no effect on net assets or net asset value per share. For the year ended September 30, 2020, the Fund made the following permanent book-to-tax reclassifications primarily related to the treatment of paydowns, the difference between book and tax accretion methods for market premium and the expiration of capital loss carryforwards:
Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$462,693	$(462,693)	$—
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Brandes Separately Managed Account Reserve Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

As of September 30, 2020, the Fund’s components of distributable earnings on a tax basis were as follows:
Cost of investments for tax purposes	$169,952,701
Gross tax unrealized appreciation	15,862,137
Gross tax unrealized depreciation	(2,928,537)
Net unrealized appreciation (depreciation)	12,933,600
Distributable ordinary income	748,247
Distributable long-term capital gains	—
Total distributable earnings	748,247
Other accumulated losses	(11,846,908)
Total accumulated gains	$ 1,834,939
The differences between book and tax basis distributable earnings are primarily related to the differences in classification of paydown gains and losses for tax purposes compared to book purposes. The difference between book and tax basis unrealized depreciation on investments is due primarily to timing differences resulting from wash sale transactions. These differences are temporary.
As of September 30, 2020, the Fund had a capital loss with an indefinite expiration in the amount of $11,846,908. At September 30, 2020, the Fund did not utilize capital loss carryforwards. At September 30, 2020, the Fund did not have capital loss carryforwards expire.
The tax compositions of dividends for the years ended September 30, 2020 and September 30, 2019 for the Fund were as follows:
Ordinary Income		Long Term Capital Gains
2020	2019	2020	2019
$6,313,021	$7,370,935	$—	$—
NOTE 7–NEW ACCOUNTING PRONOUNCEMENTS
In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has chosen to adopt this disclosure in this report.
25

Brandes Separately Managed Account Reserve Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

NOTE 8–RISK FACTORS
The recent outbreak of the novel coronavirus, first detected in December 2019, rapidly became a pandemic and has resulted in disruptions to the economies of many nations, individual companies and the markets in general, the impact of which cannot necessarily be foreseen at the present time. This has created closed borders, quarantines, supply chain disruptions and general anxiety, negatively impacting global markets in an unforeseeable manner. The impact of the novel coronavirus and other such future infectious diseases in certain regions or countries may be greater or less due to the nature or level of their public health response or due to other factors. Health crises caused by the recent coronavirus outbreak or future infectious diseases may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of such health crises may be quick, severe and of unknowable duration. This pandemic and other epidemics and pandemics that may arise in the future could result in continued volatility in the financial markets and lead to increased levels of Fund redemptions, which could have a negative impact on the Fund and could adversely affect a Fund’s performance.
NOTE 9–SUBSEQUENT EVENTS
In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Trust has concluded that there are no subsequent events to note.
26

Brandes Separately Managed Account Reserve Trust
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Brandes Investment Trust and Shareholders of Brandes Separately Managed Account Reserve Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Brandes Separately Managed Account Reserve Trust (one of the funds constituting Brandes Investment Trust, hereafter referred to as the "Fund") as of September 30, 2020, the related statement of operations for the year ended September 30, 2020, the statement of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2020 and the financial highlights for each of the five years in the period ended September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Los Angeles, California
November 20, 2020
We have served as the auditor of one or more investment companies in the Brandes Investment Partners LP Investment Company Complex since 2011.
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Brandes Separately Managed Account Reserve Trust
ADDITIONAL INFORMATION — (Unaudited)

PROXY VOTING PROCEDURES
The Advisor votes proxies relating to the Fund’s portfolio securities in accordance with procedures adopted by the Advisor. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.
Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.
PORTFOLIO HOLDINGS DISCLOSURE
The Trust files the Funds’ complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Trust’s Part F of Form N-PORT filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Part F of Form N-PORT filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information regarding the Trust’s Part F of Form N-PORT filings is also available, without charge, by calling toll-free, 1-800-331-2979.
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Brandes Separately Managed Account Reserve Trust
TRUSTEES AND OFFICERS INFORMATION — (Unaudited)

The Board is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator,the Trust's Custodian, Distributor and Transfer Agent. The Board delegates the day-to-day operations of the Trust to its officers, subject to each Fund's investment objective and policies and to general supervision by the Board. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-331-2979 or visiting www.brandes.com.
The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:
Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/Trusteeships Held by Trustee
Independent Trustees(2)
Gregory Bishop, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (1961)	Trustee	Since January 2017	Retired. Previously Executive Vice President and Head of Retail Business, PIMCO Investments, from 1997 to 2014	7	None
Robert M. Fitzgerald 11988 El Camino Real, Suite 600 San Diego, CA 92130 (1952)	Trustee	Since April 2008	Retired from 2002-2005 and since 2007; Chief Financial Officer of National Retirement Partners from 2005 to 2007.	7	Hotchkis and Wiley Mutual Funds
Craig Wainscott, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (1961)	Trustee and (beginning January 2018) Chairman of the Board	Since February 2012	Retired from Russell Investments, Managing Director, US Mutual Funds; Currently Partner with The Paradigm Project and advisor to early-stage companies.	7	None
29

Brandes Separately Managed Account Reserve Trust
TRUSTEES AND OFFICERS INFORMATION — (Unaudited) (continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/Trusteeships Held by Trustee
“Interested” Trustees(3)
Jeff Busby, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (1961)	Trustee and President	Since July 2006	Executive Director of the Advisor since January 2004.	7	None
Oliver Murray 11988 El Camino Real, Suite 600 San Diego, CA 92130 (1961)	Trustee	Since February 2012	CEO, Brandes Investment Partners & Co. since 2002; Managing Director -PCPM of the Advisor since 2011.	7	None
Officers of the Trust
Thomas M. Quinlan 11988 El Camino Real, Suite 600 San Diego, CA 92130 (1970)	Secretary	Since June 2003	Associate General Counsel of the Advisor since January 2006.	N/A	N/A
Gary Iwamura, CPA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (1956)	Treasurer	Since September 1997	Finance Director of the Advisor.	N/A	N/A
Roberta Loubier 11988 El Camino Real, Suite 600 San Diego, CA 92130 (1971)	Chief Compliance Officer	Since September 2015	Global Head of Compliance of the Advisor.	N/A	N/A

(1)	Trustees and officers of the Fund serve until their resignation, removal or retirement.
(2)	Not “interested persons” of the Trust as defined in the 1940 Act.
(3)	“Interested persons” of the Trust as defined in the 1940 Act. Jeff Busby is an interested person of the Trust because he is the President of the Trust and the Executive Director of the Advisor. Oliver Murray is an interested person of the Trust, because he is the Managing Director of the Advisor.
30

Brandes Separately Managed Account Reserve Trust
PRIVACY NOTICE

Brandes Investment Trust and Brandes Investment Partners, L.P. may collect non-public information about you from the following sources:
•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us.
We do not disclose any non-public personal information about any shareholder or former shareholder of the Fund without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.
If you hold shares of the Fund through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your non-public personal information would be shared with nonaffiliated third parties.
31

ADVISOR
Brandes Investment Partners, L.P.
11988 El Camino Real, Suite 600
San Diego, CA 92130
800.331.2979
DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, #1100
Denver, CO 80203
TRANSFER AGENT
The Northern Trust Company
333 South Wabash Avenue, W-38
Chicago, IL 60604
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110
This report is intended for shareholders of the Brandes Separately Managed Account Reserve Trust and may not be used as sales literature unless preceded or accompanied by a current prospectus.
Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer, or persons performing similar functions.

The registrant has not made any amendments to its code of ethics during the period covered by this report.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of such code of ethics by mail when they call the registrant at 1-800-331-2979.

Item 3. Audit Committee Financial Expert.

(a)	(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)	(2) The audit committee financial expert is Robert Fitzgerald, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refers to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refers to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refers to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit services, audit-related services, tax services and other services by the principal accountant.

	FYE 09/30/2020	FYE 09/30/2019
Audit Fees	$254,495	$303,055
Audit-Related Fees	None	None
Tax Fees	$71,125	$87,121
All Other Fees	$3,414	None

The registrant’s audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any entity controlling, controlled by, or under common control with the investment adviser for the last two years).

Non-Audit Related Fees	FYE 09/30/2020	FYE 09/30/2019
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the reports to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) of the Investment Company Act of 1940 (“the Act”)) as of a

date within 90 days of the filing date of this report, as required by 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) occurred during the last fiscal quarter of the period covered by this report that materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Incorporated by reference to the Registrant’s Form N-CSR filed January 7, 2005.

(a)	(2) Filed herewith.

(a)	(3) Not applicable to open-end investment companies.

(a)	(4) There has been no change to the registrant’s independent public accountant.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.– Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Brandes Investment Trust

By:	/s/ Jeff Busby
Jeff Busby
President and Principal Executive Officer

Date: December 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeff Busby
Jeff Busby
President and Principal Executive Officer

Date: December 2, 2020

By:	/s/ Gary Iwamura
Gary Iwamura
Treasurer and Principal Financial Officer

Date: December 2, 2020